UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2022

Item 1.

Reports to Stockholders

Fidelity® Tax-Free Bond Fund

Annual Report

January 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Tax-Free Bond Fund	(1.16)%	3.97%	3.70%

$25,000 Over 10 Years

Let's say hypothetically that $25,000 was invested in Fidelity® Tax-Free Bond Fund on January 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg 3+ Year Non-AMT Municipal Bond Index performed over the same period.

Period Ending Values
$35,961	Fidelity® Tax-Free Bond Fund
$35,125	Bloomberg 3+ Year Non-AMT Municipal Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds declined modestly for the 12 months ending January 31, 2022, as expectations for higher policy interest rates, failure to pass the income-tax increases included in the Build Back Better legislation, and the perceived richness of municipals relative to Treasury bonds caused shareholder flows to turn negative in the final month of the period. The Bloomberg Municipal Bond Index returned -1.89% for the 12 months. In 2021, the muni market benefited from an improved fiscal outlook for many municipal issuers, economic optimism partly due to COVID-19 vaccination programs and strong demand for tax-exempt munis amid expectations for higher tax rates on upper-income tax brackets. In February 2021, the municipal market returned -1.59%, reflecting investor concerns that stimulus-induced inflation could diminish real bond returns over time. Munis then gained from March through July 2021, propelled by better-than-expected tax revenue from many state and local governments and reduced inflation expectations. Munis lost slight ground in August and September, then rose in the fourth quarter, partly driven by newfound clarity regarding infrastructure investment due to the passage of the Infrastructure Investment and Jobs Act (IIJA), which earmarked $550 for new infrastructure spending and limited new tax-exempt bond issuance. Then, in January 2022, the muni market experienced rate volatility and shareholder outflows that more than erased its 2021 gain, as munis returned -2.74% for the month. Muni credit fundamentals remained solid overall for the 12 months and, for most issuers, the risk of credit-rating downgrades appeared low.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For the fiscal year, the fund returned -1.16%, outperforming, net of fees, the -2.08% result of the benchmark, the Bloomberg 3+ Year Municipal Bond Index. We continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Versus the benchmark, overweighted exposure to bonds issued by Illinois and the Metropolitan Pier and Exposition Authority, contributed. These securities were among the muni market's best performers, boosted by strong demand for higher-yielding investment-grade securities and improving credit fundamentals. Overweighting lower-rated investment-grade bonds in the health care and higher education segments also helped as bonds in each segment rallied the past 12 months and produced better total returns than the benchmark. They benefited from the comparatively high income they produced and better-than-average price performance as credit spreads tightened. Differences in the way fund holdings and benchmark components were priced contributed to the fund's relative result as well. Conversely, yield-curve positioning slightly detracted. The fund held more exposure to shorter-term bonds than the benchmark, and these bonds lagged longer-term securities as the yield curve flattened.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five States as of January 31, 2022

% of fund's net assets
Illinois	15.7
New York	8.3
Florida	6.6
Texas	6.1
New Jersey	5.6

Top Five Sectors as of January 31, 2022

% of fund's net assets
General Obligations	27.8
Health Care	20.9
Transportation	17.7
Special Tax	7.3
Education	7.2

Quality Diversification (% of fund's net assets)

As of January 31, 2022
AAA	4.4%
AA,A	74.7%
BBB	16.0%
BB and Below	2.3%
Not Rated	2.2%
Short-Term Investments and Net Other Assets	0.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments January 31, 2022

Showing Percentage of Net Assets

Municipal Bonds - 99.7%
	Principal Amount	Value
Alabama - 1.6%
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/43	1,800,000	2,122,238
Homewood Edl. Bldg. Auth. Rev. Series 2019 A:
4% 12/1/33	$285,000	$320,911
4% 12/1/35	930,000	1,039,026
4% 12/1/37	1,250,000	1,391,972
4% 12/1/38	240,000	266,792
4% 12/1/39	1,700,000	1,887,206
4% 12/1/41	4,070,000	4,505,145
4% 12/1/44	2,400,000	2,640,177
4% 12/1/49	560,000	612,039
Lower Alabama Gas District Bonds (No. 2 Proj.) Series 2020, 4%, tender 12/1/25 (a)	24,380,000	26,417,268
Montgomery Med. Clinic Facilities Series 2015:
5% 3/1/26	60,000	67,337
5% 3/1/27	115,000	128,540
5% 3/1/28	125,000	139,217
5% 3/1/29	105,000	116,561
5% 3/1/30	125,000	138,413
5% 3/1/36	2,450,000	2,698,643
Southeast Energy Auth. Rev. Bonds:
(Proj. No. 2) Series 2021 B1:
4% 6/1/29	1,335,000	1,512,009
4% 6/1/30	1,010,000	1,151,920
4% 6/1/31	875,000	1,005,559
Bonds (Proj. No. 2) Series 2021 B1, 4%, tender 12/1/31 (a)	21,345,000	24,419,835

TOTAL ALABAMA		72,580,808

Alaska - 0.2%
Alaska Gen. Oblig. Series 2016 A, 5% 8/1/31	4,340,000	4,862,754
Alaska Int'l. Arpts. Revs. Series 2016 B:
5% 10/1/31	1,685,000	1,892,390
5% 10/1/33	2,200,000	2,470,777

TOTAL ALASKA		9,225,921

Arizona - 2.4%
Arizona Board of Regents Ctfs. of Prtn. (Univ. of Arizona Univ. Revs.) Series 2018 B:
5% 6/1/26	1,100,000	1,266,205
5% 6/1/27	500,000	588,033
5% 6/1/29	1,725,000	2,069,497
5% 6/1/30	1,470,000	1,757,171
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2007 B, 3 month U.S. LIBOR + 0.810% 0.954%, tender 1/1/37 (a)(b)	1,000,000	986,746
Arizona Indl. Dev. Auth. Hosp. Rev. Series 2021 A:
4% 2/1/38	1,500,000	1,737,366
4% 2/1/39	1,500,000	1,734,446
Arizona Indl. Dev. Auth. Lease Rev. Series 2020 A:
4% 9/1/37	410,000	471,913
4% 9/1/38	445,000	510,850
4% 9/1/39	400,000	456,491
4% 9/1/40	435,000	494,859
4% 9/1/46	1,000,000	1,118,554
5% 9/1/31	195,000	243,008
5% 9/1/32	300,000	373,342
5% 9/1/33	415,000	515,852
5% 9/1/34	350,000	433,613
Arizona Indl. Dev. Auth. Rev. (Provident Group-Eastern Michigan Univ. Parking Proj.) Series 2018:
5% 5/1/37	1,090,000	1,134,373
5% 5/1/43	1,000,000	1,031,456
Arizona State Univ. Revs. Series 2021 C:
5% 7/1/32	1,220,000	1,560,590
5% 7/1/34	1,250,000	1,594,026
5% 7/1/35	1,000,000	1,273,337
Glendale Gen. Oblig. Series 2017, 5% 7/1/24	3,475,000	3,805,992
Glendale Indl. Dev. Auth. (Terraces of Phoenix Proj.) Series 2018 A:
5% 7/1/38	155,000	163,266
5% 7/1/48	200,000	208,554
Maricopa County Indl. Dev. Auth. (Creighton Univ. Proj.) Series 2020, 5% 7/1/47	2,000,000	2,394,184
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (c)	1,735,000	1,659,698
6% 1/1/48 (c)	3,485,000	3,267,779
Maricopa County Unified School District #48 Scottsdale Series 2017 B:
5% 7/1/29	1,150,000	1,358,268
5% 7/1/30	1,500,000	1,767,380
5% 7/1/31	800,000	942,603
5% 7/1/32	3,250,000	3,831,173
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2015 A, 5% 7/1/45	3,170,000	3,528,175
Series 2017 B:
5% 7/1/30	4,000,000	4,724,540
5% 7/1/34	2,000,000	2,365,251
5% 7/1/35	2,000,000	2,363,083
Series 2019 A, 5% 7/1/44	5,615,000	6,706,776
Phoenix Civic Impt. Corp. Series 2019 A:
5% 7/1/30	1,100,000	1,324,347
5% 7/1/32	355,000	425,397
5% 7/1/36	595,000	710,603
5% 7/1/37	520,000	620,662
5% 7/1/38	830,000	982,821
5% 7/1/45	7,200,000	8,407,492
Phoenix Civic Impt. Corp. District Rev. (Plaza Expansion Proj.) Series 2005 B, 5.5% 7/1/38 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000,000	7,062,604
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2020 A, 5% 7/1/44	8,430,000	10,335,497
Phoenix IDA Student Hsg. Rev. (Downtown Phoenix Student Hsg. II LLC Arizona State Univ. Proj.) Series 2019 A:
5% 7/1/49	1,125,000	1,291,260
5% 7/1/54	3,530,000	4,038,973
Pima County Swr. Sys. Rev. Series 2012 A, 5% 7/1/27	1,000,000	1,018,326
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2020 A, 4% 1/1/45	5,800,000	6,661,017
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007, 5.25% 12/1/23	2,500,000	2,675,422

TOTAL ARIZONA		105,992,871

California - 5.1%
California Gen. Oblig.:
Series 2004:
5.25% 12/1/33	35,000	35,140
5.5% 4/1/30	5,000	5,021
Series 2017, 5% 11/1/29	6,225,000	7,414,133
Series 2020:
4% 11/1/37	8,715,000	10,061,792
4% 11/1/38	8,000,000	9,204,676
4% 11/1/39	3,500,000	4,020,996
4% 11/1/40	2,500,000	2,860,728
Series 2021:
5% 9/1/31	17,210,000	22,212,062
5% 9/1/32	6,055,000	7,803,006
California Hsg. Fin. Agcy. Series 2021 1, 3.5% 11/20/35	1,818,019	1,975,827
California Muni. Fin. Auth. Student Hsg. (CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018:
5% 5/15/35	2,140,000	2,518,693
5% 5/15/38	3,000,000	3,512,303
5% 5/15/43	4,000,000	4,644,845
California Pub. Fin. Auth. Univ. Hsg. Rev.:
(Claremont Colleges Proj.) Series 2017 A, 5% 7/1/27 (c)	340,000	301,886
(NCCD - Claremont Properties LLC - Claremont Colleges Proj.) Series 2017 A, 5% 7/1/47 (c)	280,000	238,604
California Pub. Works Board Lease Rev.:
(Coalinga State Hosp. Proj.) Series 2013 E, 5% 6/1/26	5,265,000	5,543,788
(Various Cap. Projs.) Series 2022 C:
5% 8/1/29 (d)	1,250,000	1,484,649
5% 8/1/32 (d)	2,320,000	2,833,266
California Statewide Cmntys. Dev. Auth. Series 2016:
5% 5/15/25	1,000,000	1,122,410
5% 5/15/26	1,000,000	1,154,648
5% 5/15/27	1,000,000	1,153,744
5% 5/15/28	1,000,000	1,151,937
5% 5/15/32	1,250,000	1,429,807
5% 5/15/33	1,500,000	1,714,434
5% 5/15/40	1,000,000	1,136,718
California Statewide Cmntys. Dev. Auth. Rev. Series 2015, 5% 2/1/45	2,275,000	2,345,057
Carlsbad Unified School District Series 2009 B, 6% 5/1/34 (Pre-Refunded to 5/1/24 @ 100)	1,450,000	1,607,694
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2017 A1:
5% 6/1/22 (Escrowed to Maturity)	1,555,000	1,578,425
5% 6/1/23 (Escrowed to Maturity)	1,780,000	1,878,644
5% 6/1/24 (Escrowed to Maturity)	1,000,000	1,087,865
Los Angeles Dept. of Wtr. & Pwr. Rev.:
Series 2021 B, 5% 7/1/51	14,995,000	18,372,009
Series 2021 C, 5% 7/1/51	19,000,000	23,495,144
Mount Diablo Unified School District Series 2022 B:
4% 8/1/29 (d)	1,905,000	2,184,822
4% 8/1/32 (d)	1,165,000	1,355,483
4% 8/1/33 (d)	1,510,000	1,756,016
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	1,300,000	1,031,275
Series B:
0% 8/1/33	4,350,000	3,361,592
0% 8/1/37	8,000,000	5,502,117
0% 8/1/38	4,225,000	2,806,228
0% 8/1/39	7,220,000	4,645,740
0% 8/1/41	4,900,000	2,939,306
Poway Unified School District Pub. Fing. Series 2015 A:
5% 9/1/27	1,050,000	1,160,215
5% 9/1/30	1,370,000	1,515,647
Riverside Swr. Rev. Series 2015 A:
5% 8/1/30	2,880,000	3,236,335
5% 8/1/31	1,630,000	1,831,081
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,600,000	1,458,175
Sacramento County Arpt. Sys. Rev. Series 2016 B, 5% 7/1/41	1,770,000	2,032,099
San Diego Cmnty. College District Series 2011, 0% 8/1/35	3,000,000	2,239,637
San Diego Unified School District:
Series 2008 C:
0% 7/1/34	1,300,000	982,635
0% 7/1/37	5,105,000	3,523,474
Series 2008 E, 0% 7/1/47 (e)	2,600,000	2,489,751
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2019 B, 5% 5/1/49	2,930,000	3,497,007
Series 2022 B, 5% 5/1/52 (d)	15,830,000	19,573,972
San Jose Fing. Auth. Lease Rev. (Civic Ctr. Proj.) Series 2013 A:
5% 6/1/24 (Pre-Refunded to 6/1/23 @ 100)	1,000,000	1,055,418
5% 6/1/27 (Pre-Refunded to 6/1/23 @ 100)	1,000,000	1,055,418
San Marcos Unified School District Series 2010 B, 0% 8/1/47	3,700,000	1,795,806
Santa Rosa Wastewtr. Rev. Series 2002 B, 0% 9/1/25 (AMBAC Insured)	1,700,000	1,608,937
Tobacco Securitization Auth. Southern California Tobacco Settlement Series 2019 A1:
5% 6/1/27	1,000,000	1,183,218
5% 6/1/28	1,510,000	1,823,330
5% 6/1/29	1,000,000	1,229,280
Univ. of California Revs. Series 2017 AV, 5% 5/15/36	1,610,000	1,886,208
Washington Township Health Care District Gen. Oblig. Series 2013 B, 5.5% 8/1/38	2,000,000	2,198,684
Yuba City Unified School District Series A, 0% 9/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	994,444

TOTAL CALIFORNIA		229,853,301

Colorado - 0.5%
Arkansas River Pwr. Auth. Rev. Series 2018 A:
5% 10/1/38	1,450,000	1,669,687
5% 10/1/43	5,810,000	6,639,949
Colorado Health Facilities Auth.:
(Parkview Episcopal Med. Ctr., Co. Proj.) Series 2017:
5% 9/1/23	270,000	286,565
5% 9/1/24	225,000	246,084
5% 9/1/25	260,000	292,540
5% 9/1/28	2,200,000	2,583,305
(Parkview Med. Ctr., Inc. Proj.) Series 2016, 5% 9/1/46	3,700,000	4,156,078
Series 2019 A, 4% 11/1/39	2,980,000	3,381,481
Series 2019 A2, 4% 8/1/49	2,900,000	3,157,145
Colorado Hsg. & Fin. Auth. Series 2019 H, 4.25% 11/1/49	1,020,000	1,102,637

TOTAL COLORADO		23,515,471

Connecticut - 2.6%
Connecticut Gen. Oblig.:
Series 2015 B, 5% 6/15/32	1,550,000	1,727,462
Series 2016 E:
5% 10/15/26	2,030,000	2,371,431
5% 10/15/29	2,930,000	3,387,996
Series 2018 F:
5% 9/15/27	1,000,000	1,192,438
5% 9/15/28	4,500,000	5,467,853
Series 2020 A:
4% 1/15/33	8,435,000	9,762,775
4% 1/15/34	7,005,000	8,081,898
5% 1/15/40	2,765,000	3,383,687
Connecticut Health & Edl. Facilities Auth. Rev.:
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1:
5% 7/1/34	1,050,000	1,215,678
5% 7/1/35	1,200,000	1,388,077
5% 7/1/36	400,000	462,375
5% 7/1/37	1,555,000	1,795,805
5% 7/1/42	3,780,000	4,341,029
Bonds Series 2020 B:
5%, tender 1/1/25 (a)	4,450,000	4,909,307
5%, tender 1/1/27 (a)	4,710,000	5,462,077
Series 2016 K, 4% 7/1/46	4,465,000	4,805,369
Series 2017 B, 5% 7/1/29	8,655,000	10,773,809
Series 2019 A:
5% 7/1/34 (c)	1,325,000	1,378,407
5% 7/1/49 (c)	2,040,000	2,082,173
Series 2020 A, 4% 7/1/39	3,000,000	3,388,861
Series 2020 C, 4% 7/1/45	4,220,000	4,711,446
Series 2020 K:
5% 7/1/37	1,000,000	1,220,854
5% 7/1/38	1,500,000	1,827,956
5% 7/1/39	1,550,000	1,886,215
5% 7/1/44 (c)	1,295,000	1,508,069
Series 2022 M, 4% 7/1/37 (d)	3,500,000	3,894,607
Series G, 5% 7/1/50 (c)	1,100,000	1,272,517
Series K1:
5% 7/1/31	1,500,000	1,735,027
5% 7/1/35	1,280,000	1,472,097
Series N:
4% 7/1/39	1,235,000	1,333,937
4% 7/1/49	1,475,000	1,570,721
5% 7/1/32	550,000	643,015
5% 7/1/33	500,000	583,954
5% 7/1/34	250,000	291,549
Connecticut Hsg. Fin. Auth. Series 2019 B1, 4% 5/15/49	1,395,000	1,512,052
Connecticut State Revolving Fund Gen. Rev. Series 2017 A:
5% 5/1/33	3,125,000	3,663,161
5% 5/1/35	2,325,000	2,719,001
Hbr. Point Infrastructure Impt. District Series 2017:
5% 4/1/30 (c)	2,430,000	2,775,635
5% 4/1/39 (c)	3,125,000	3,523,775
New Haven Gen. Oblig. Series 2016 A, 5% 8/15/25 (Assured Guaranty Muni. Corp. Insured)	570,000	643,307
Univ. of Connecticut Gen. Oblig. Series 2019 A:
5% 11/1/25	1,020,000	1,157,947
5% 11/1/26	1,735,000	2,023,101

TOTAL CONNECTICUT		119,348,450

Delaware - 0.3%
Delaware Trans. Auth. (U.S. 301 Proj.) Series 2015, 5% 6/1/55	13,000,000	14,348,503
District Of Columbia - 1.1%
District of Columbia Gen. Oblig.:
Series 2017 A, 5% 6/1/33	2,300,000	2,706,239
Series 2021 D:
5% 2/1/41	4,500,000	5,645,120
5% 2/1/46	8,500,000	10,551,594
District of Columbia Hosp. Rev. Series 2015:
5% 7/15/29	4,000,000	4,526,772
5% 7/15/30	6,495,000	7,345,011
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev. (Dulles Metrorail and Cap. Impt. Projs.) Series 2019 A:
5% 10/1/33	1,250,000	1,507,460
5% 10/1/34	2,000,000	2,413,667
5% 10/1/36	2,000,000	2,405,085
Metropolitan Washington DC Arpts. Auth. Sys. Rev. Series 2019 B, 5% 10/1/25	2,310,000	2,607,534
Washington Convention & Sports Auth. Series 2018 A, 5% 10/1/22	2,040,000	2,099,215
Washington D.C. Metropolitan Transit Auth. Rev. Series 2017 B, 5% 7/1/33	4,545,000	5,319,095

TOTAL DISTRICT OF COLUMBIA		47,126,792

Florida - 6.6%
Brevard County School Board Ctfs. of Prtn.:
Series 2014, 5% 7/1/27	1,700,000	1,853,388
Series 2015 C, 5% 7/1/27	1,455,000	1,631,778
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2016 A, 5% 7/1/28	1,595,000	1,841,511
Series 2012 A, 5% 7/1/24	4,345,000	4,426,828
Series 2015 A:
5% 7/1/24	940,000	1,025,757
5% 7/1/26	3,635,000	4,093,512
Series 2016, 5% 7/1/32	1,020,000	1,162,604
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A, 5% 10/1/29	1,650,000	1,954,975
Central Florida Expressway Auth. Sr. Lien Rev. Series 2021:
4% 7/1/34 (Assured Guaranty Muni. Corp. Insured)	4,250,000	5,021,046
4% 7/1/35 (Assured Guaranty Muni. Corp. Insured)	4,120,000	4,844,551
4% 7/1/37 (Assured Guaranty Muni. Corp. Insured)	4,575,000	5,347,989
4% 7/1/38 (Assured Guaranty Muni. Corp. Insured)	2,860,000	3,323,060
4% 7/1/39 (Assured Guaranty Muni. Corp. Insured)	2,305,000	2,663,272
Duval County School Board Ctfs. of Prtn. Series 2015 B, 5% 7/1/29	6,380,000	7,109,882
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A, 4% 8/15/45	2,390,000	2,592,079
Florida Higher Edl. Facilities Fing. Auth.:
(St. Leo Univ. Proj.) Series 2019, 5% 3/1/49	4,800,000	5,354,268
Series 2019, 5% 10/1/27	650,000	757,388
Florida Hsg. Fin. Corp. Rev. Series 2019 1, 4% 7/1/50	4,095,000	4,387,294
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A, 5% 10/1/35	2,600,000	2,878,103
Series 2015 C, 5% 10/1/35	2,000,000	2,199,031
Florida Muni. Pwr. Agcy. Rev.:
(Pwr. Supply Proj.) Series 2017 A, 5% 10/1/28	400,000	485,063
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	985,000	1,141,261
5% 10/1/31	1,075,000	1,243,436
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	1,125,000	1,157,862
Series 2015 B, 5% 10/1/29	1,250,000	1,409,569
Gainesville Utils. Sys. Rev. Series 2017 A:
5% 10/1/30	2,810,000	3,340,689
5% 10/1/35	5,000,000	5,905,560
Halifax Hosp. Med. Ctr. Rev. Series 2015:
4% 6/1/27	585,000	630,790
5% 6/1/24	835,000	906,956
5% 6/1/28	655,000	728,113
Hillsborough County Aviation Auth. Rev. Series 2018 F, 5% 10/1/48	2,500,000	2,970,906
Hillsborough County School Board Ctfs. of Prtn. Series 2015 A, 5% 7/1/26	8,000,000	8,940,703
Indian River County School Board Ctfs. of Prtn. Series 2014, 5% 7/1/24	2,600,000	2,822,908
Jacksonville Health Care Facilities (Baptist Med. Ctr. Proj.) Series 2017:
5% 8/15/26	2,000,000	2,312,686
5% 8/15/34	2,750,000	3,198,155
Jacksonville Sales Tax Rev. Series 2012, 5% 10/1/25	2,250,000	2,317,300
Lake County School Board Ctfs. of Prtn. Series 2014 A, 5% 6/1/29 (Pre-Refunded to 6/1/24 @ 100)	1,500,000	1,635,065
Miami Beach Health Facilities Auth. Hosp. Rev. Series 2014 A, 5% 11/15/39	1,530,000	1,684,563
Miami-Dade County Aviation Rev.:
Series 2014 A, 5% 10/1/37	8,500,000	9,223,844
Series 2014 B, 5% 10/1/34	2,225,000	2,414,477
Series 2016 A, 5% 10/1/41	8,500,000	9,814,975
Series 2020 A:
4% 10/1/35	1,600,000	1,836,960
4% 10/1/41	1,200,000	1,359,546
5% 10/1/31	2,140,000	2,667,078
Miami-Dade County Expressway Auth.:
Series 2010 A, 5% 7/1/40	3,300,000	3,318,874
Series 2014 A:
5% 7/1/25	1,430,000	1,560,101
5% 7/1/27	1,000,000	1,087,729
5% 7/1/28	2,225,000	2,419,641
5% 7/1/29	1,010,000	1,097,850
5% 7/1/44	18,800,000	20,257,998
Series 2014 B, 5% 7/1/30	2,500,000	2,716,827
Miami-Dade County Gen. Oblig. (Bldg. Better Cmntys. Prog.) Series 2016 A:
5% 7/1/27	9,895,000	11,755,000
5% 7/1/28	10,385,000	12,615,341
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2014 D, 5% 11/1/25	6,655,000	7,337,300
Series 2015 A, 5% 5/1/29	12,370,000	13,741,409
Series 2015 B, 5% 5/1/27	2,980,000	3,320,425
Series 2016 A, 5% 5/1/32	10,000,000	11,343,906
Series 2016 B, 5% 8/1/26	4,505,000	5,197,787
Miami-Dade County Transit Sales Surtax Rev. Series 2012, 5% 7/1/22	765,000	778,955
Orange County School Board Ctfs. of Prtn. Series 2015 C, 5% 8/1/28 (Pre-Refunded to 8/1/25 @ 100)	5,000,000	5,647,910
Palm Beach County School Board Ctfs. of Prtn.:
Series 2015 D:
5% 8/1/28	1,980,000	2,224,258
5% 8/1/29	6,765,000	7,594,617
Series 2018 A, 5% 8/1/24	760,000	832,697
Pinellas County Idr (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Proj.) Series 2019:
5% 7/1/29	200,000	221,359
5% 7/1/39	400,000	451,114
Saint Lucie County School Board Ctfs. of Prtn. Series 2013 A, 5% 7/1/26	2,515,000	2,653,657
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015:
5% 10/1/27	500,000	572,349
5% 10/1/28	4,000,000	4,568,336
5% 10/1/30	2,000,000	2,273,751
5% 10/1/32	3,310,000	3,760,194
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
5% 8/15/29	1,480,000	1,747,638
5% 8/15/32	3,920,000	4,612,950
5% 8/15/35	705,000	828,401
5% 8/15/37	5,000,000	5,875,183
5% 8/15/42	3,400,000	3,987,269
5% 8/15/47	5,200,000	6,044,450
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A:
5% 12/1/29	1,425,000	1,603,316
5% 12/1/36	1,100,000	1,231,552
Series 2015 A, 5% 12/1/40	1,000,000	1,105,743
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/25	900,000	922,314
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/44	760,000	901,124
5% 10/15/49	1,420,000	1,673,129
Volusia County School Board Ctfs. of Prtn.:
(Florida Master Lease Prog.) Series 2016 A:
5% 8/1/30 (Build America Mutual Assurance Insured)	1,160,000	1,314,226
5% 8/1/31 (Build America Mutual Assurance Insured)	2,215,000	2,504,896
(Master Lease Prog.) Series 2014 B, 5% 8/1/22	810,000	828,166

TOTAL FLORIDA		299,146,523

Georgia - 3.9%
Brookhaven Dev. Auth. Rev. Series 2019 A, 5% 7/1/36	1,520,000	1,866,733
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Vogtle Proj.) Series 2013 1st, 2.925%, tender 3/12/24 (a)	9,600,000	9,980,702
Coweta County Dev. Auth. Rev. (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5% 7/1/44	6,440,000	7,764,995
DeKalb County Wtr. & Swr. Rev. Series 2011 A, 5.25% 10/1/36	1,000,000	1,012,330
DeKalb Private Hosp. Auth. Rev. Series 2019 B, 5% 7/1/35	1,360,000	1,671,753
Fulton County Dev. Auth. Rev.:
Series 2019 C, 5% 7/1/38	1,230,000	1,506,249
Series 2019:
4% 6/15/49	1,180,000	1,319,802
5% 6/15/52	4,315,000	5,164,770
Fulton County Wtr. & Swr. Rev. Series 2013, 5% 1/1/32	10,000,000	10,362,724
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2019 A:
4% 1/1/49	6,100,000	6,662,855
5% 1/1/30	415,000	496,997
5% 1/1/32	935,000	1,117,810
5% 1/1/34	1,920,000	2,297,427
5% 1/1/35	925,000	1,105,383
5% 1/1/36	1,140,000	1,362,005
5% 1/1/37	1,115,000	1,331,563
5% 1/1/38	1,150,000	1,371,251
5% 1/1/44	2,990,000	3,553,730
Series GG, 5% 1/1/23	1,600,000	1,662,057
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.) Series S, 5% 10/1/24	1,575,000	1,615,762
Hosp. Auth. of Savannah Auth. Rev. Series 2019 A:
4% 7/1/35	4,895,000	5,499,515
4% 7/1/39	2,500,000	2,796,125
4% 7/1/43	2,615,000	2,905,638
Main Street Natural Gas, Inc. Bonds:
Series 2018 C, 4%, tender 12/1/23 (a)	24,120,000	25,296,183
Series 2019 B, 4%, tender 12/2/24 (a)	6,040,000	6,478,185
Series 2021 A, 4%, tender 9/1/27 (a)	23,000,000	25,764,287
Series 2021 C, 4%, tender 12/1/28 (a)	21,585,000	24,077,996
Private Colleges & Univs. Auth. Rev.:
(The Savannah College of Art & Design Projs.) Series 2021:
4% 4/1/38	530,000	604,722
4% 4/1/40	1,400,000	1,592,015
5% 4/1/36	1,125,000	1,398,132
(The Savannah College of Art and Design Projs.) Series 2014:
5% 4/1/28 (Pre-Refunded to 4/1/24 @ 100)	2,560,000	2,775,319
5% 4/1/44 (Pre-Refunded to 4/1/24 @ 100)	9,105,000	9,870,813
Series 2020 B:
5% 9/1/31	1,125,000	1,410,069
5% 9/1/33	2,500,000	3,127,740

TOTAL GEORGIA		176,823,637

Hawaii - 0.2%
Hawaii Gen. Oblig.:
Series 2017 FK, 5% 5/1/33	4,200,000	4,923,288
Series 2020 C:
4% 7/1/37	1,100,000	1,277,898
4% 7/1/38	1,250,000	1,444,195

TOTAL HAWAII		7,645,381

Idaho - 0.3%
Idaho Health Facilities Auth. Rev. Series 2015 ID:
5% 12/1/24	500,000	553,241
5.5% 12/1/26	1,200,000	1,363,828
5.5% 12/1/27	3,250,000	3,686,865
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
(Idaho St Garvee Proj.) Series 2017 A:
5% 7/15/22	1,850,000	1,887,567
5% 7/15/23	880,000	932,305
5% 7/15/24	705,000	770,438
5% 7/15/25	705,000	793,032
5% 7/15/26	500,000	577,866
5% 7/15/27	1,765,000	2,090,525
Series 2019 A, 4% 1/1/50	485,000	521,060

TOTAL IDAHO		13,176,727

Illinois - 15.7%
Chicago Board of Ed.:
Series 2011 A:
5% 12/1/41	1,865,000	1,868,153
5.25% 12/1/41	1,510,000	1,512,689
5.5% 12/1/39	2,700,000	2,705,051
Series 2012 A, 5% 12/1/42	2,815,000	2,882,256
Series 2015 C, 5.25% 12/1/39	800,000	861,117
Series 2016 B, 6.5% 12/1/46	400,000	474,967
Series 2017 A, 7% 12/1/46 (c)	1,400,000	1,735,406
Series 2017 C:
5% 12/1/22	1,370,000	1,418,098
5% 12/1/23	2,730,000	2,912,703
5% 12/1/24	1,840,000	2,014,894
5% 12/1/25	2,830,000	3,163,494
5% 12/1/26	500,000	568,920
Series 2017 D:
5% 12/1/24	1,805,000	1,976,568
5% 12/1/31	1,955,000	2,221,484
Series 2017 H, 5% 12/1/36	440,000	495,806
Series 2018 A:
5% 12/1/24	1,590,000	1,741,132
5% 12/1/29	4,445,000	5,162,231
5% 12/1/31	850,000	978,963
Series 2018 C, 5% 12/1/46	8,695,000	9,772,923
Series 2019 A:
5% 12/1/25	2,500,000	2,794,606
5% 12/1/26	2,100,000	2,389,465
5% 12/1/29	3,095,000	3,654,212
5% 12/1/30	4,045,000	4,732,506
5% 12/1/32	1,700,000	1,979,087
Chicago Gen. Oblig. Series 2020 A:
5% 1/1/26	1,660,000	1,854,598
5% 1/1/27	7,650,000	8,707,699
5% 1/1/29	3,860,000	4,517,334
5% 1/1/30	7,450,000	8,814,596
Chicago Midway Arpt. Rev. Series 2016 B:
4% 1/1/35	815,000	888,296
5% 1/1/36	4,500,000	5,114,336
5% 1/1/37	5,300,000	6,024,156
5% 1/1/41	6,000,000	6,805,453
5% 1/1/46	8,470,000	9,593,084
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2013 D, 5% 1/1/27	5,175,000	5,361,192
Series 2016 B, 5% 1/1/34	2,835,000	3,226,178
Series 2016 C:
5% 1/1/32	4,750,000	5,404,476
5% 1/1/33	1,305,000	1,484,321
5% 1/1/34	1,510,000	1,718,352
Series 2016 D, 5% 1/1/52	7,075,000	8,167,076
Series 2017 B:
5% 1/1/34	1,515,000	1,760,811
5% 1/1/35	2,540,000	2,951,862
5% 1/1/36	1,650,000	1,918,079
5% 1/1/37	6,400,000	7,444,036
5% 1/1/38	2,250,000	2,611,749
5% 1/1/39	5,000,000	5,803,870
Series 2018 B:
5% 1/1/48	1,115,000	1,314,240
5% 1/1/53	1,125,000	1,323,534
Chicago Transit Auth.:
Series 2014, 5.25% 12/1/49	12,000,000	13,216,163
Series 2017, 5% 12/1/46	1,900,000	2,180,919
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/22	980,000	994,299
5% 6/1/23	880,000	926,958
5% 6/1/24	1,495,000	1,623,832
5% 6/1/25	745,000	833,313
5% 6/1/26	1,595,000	1,831,650
Chicago Wtr. Rev. Series 2017, 5.25% 11/1/33 (Assured Guaranty Muni. Corp. Insured)	445,000	448,804
Cook County Forest Preservation District Series 2012 C, 5% 12/15/22	1,230,000	1,249,778
Cook County Gen. Oblig.:
Series 2012 C:
5% 11/15/23	4,375,000	4,508,762
5% 11/15/24	3,500,000	3,615,529
5% 11/15/25 (Assured Guaranty Muni. Corp. Insured)	5,800,000	5,993,316
Series 2016 A, 5% 11/15/29	6,110,000	7,088,568
Grundy & Will Counties Cmnty. School Gen. Oblig. Series 2018, 5% 2/1/29	675,000	783,743
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. Series 1991 A, 0% 7/15/23 (Escrowed to Maturity)	5,600,000	5,511,430
Illinois Fin. Auth. Academic Facilities (Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A:
5% 10/1/31	200,000	243,341
5% 10/1/32	290,000	352,000
5% 10/1/33	500,000	605,858
5% 10/1/35	300,000	362,710
5% 10/1/36	300,000	362,353
5% 10/1/37	350,000	422,047
5% 10/1/38	375,000	451,434
5% 10/1/39	645,000	774,947
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C, 5% 8/1/31	2,360,000	2,706,117
(Depaul Univ. Proj.) Series 2016 A:
4% 10/1/31	1,480,000	1,633,896
5% 10/1/33	1,500,000	1,727,884
(Northwestern Memorial Hosp.,IL. Proj.) Series 2017 A:
5% 7/15/25	795,000	894,270
5% 7/15/27	1,300,000	1,539,764
5% 7/15/30	1,490,000	1,776,004
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	11,085,000	12,315,676
5% 5/15/43	10,000,000	11,833,947
(Presence Health Proj.) Series 2016 C:
5% 2/15/26	1,425,000	1,627,439
5% 2/15/29	3,455,000	4,043,458
5% 2/15/36	2,390,000	2,776,888
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/49	490,000	550,511
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	1,200,000	1,323,849
Bonds Series 2017 B, 5%, tender 12/15/22 (a)	3,045,000	3,157,910
Series 2012 A, 5% 5/15/23 (Pre-Refunded to 5/15/22 @ 100)	700,000	709,086
Series 2012, 5% 9/1/22 (Escrowed to Maturity)	800,000	820,451
Series 2013:
5% 11/15/24	1,115,000	1,151,984
5% 11/15/27	400,000	412,946
Series 2015 A:
5% 11/15/31	3,500,000	3,931,970
5% 11/15/45	9,750,000	10,892,407
Series 2015 B, 5% 11/15/23	1,845,000	1,973,198
Series 2015 C:
5% 8/15/35	3,340,000	3,719,236
5% 8/15/44	15,400,000	17,098,141
Series 2016 A:
5% 7/1/33	1,850,000	2,108,644
5% 7/1/34	1,000,000	1,139,808
5% 8/15/34 (Pre-Refunded to 8/15/26 @ 100)	1,800,000	2,079,970
5% 7/1/36	1,530,000	1,743,905
5.25% 8/15/29 (Pre-Refunded to 8/15/26 @ 100)	1,015,000	1,183,974
Series 2016 B:
5% 8/15/30	3,000,000	3,495,107
5% 8/15/33	4,585,000	5,332,031
5% 8/15/34	2,415,000	2,805,935
Series 2016 C:
3.75% 2/15/34	725,000	792,455
4% 2/15/36	3,085,000	3,388,808
4% 2/15/41	9,155,000	10,001,354
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	420,000	470,017
5% 2/15/24	325,000	350,497
5% 2/15/30	13,250,000	15,485,703
5% 2/15/31	2,080,000	2,427,664
5% 2/15/41	3,475,000	4,024,768
Series 2016:
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	20,000	22,382
5% 12/1/29	1,030,000	1,178,160
5% 12/1/46	2,660,000	3,005,659
Series 2017 A, 5% 8/1/47	430,000	483,359
Series 2017:
5% 1/1/28	3,075,000	3,597,728
5% 7/1/28	2,745,000	3,210,208
5% 7/1/33	3,365,000	3,904,039
5% 7/1/34	2,765,000	3,203,670
5% 7/1/35	2,290,000	2,649,792
Series 2018 A:
4.25% 1/1/44	1,895,000	2,110,405
5% 1/1/44	11,470,000	13,331,423
Series 2019:
4% 9/1/37	400,000	442,358
4% 9/1/39	1,000,000	1,100,081
5% 9/1/30	190,000	230,949
5% 9/1/38	900,000	1,068,831
Illinois Gen. Oblig.:
Series 2006, 5.5% 1/1/31	1,945,000	2,431,088
Series 2012 A:
4% 1/1/23	1,220,000	1,223,292
5% 1/1/33	1,700,000	1,705,237
Series 2012:
5% 3/1/23	1,500,000	1,505,384
5% 8/1/23	1,675,000	1,771,763
5% 3/1/36	1,000,000	1,002,948
Series 2013 A, 5% 4/1/35	900,000	935,872
Series 2013:
5% 7/1/22	320,000	325,682
5.5% 7/1/38	2,000,000	2,113,216
Series 2014:
5% 2/1/23	1,880,000	1,955,666
5% 4/1/24	3,945,000	4,257,413
5% 2/1/25	2,245,000	2,411,355
5% 2/1/27	1,225,000	1,312,840
5% 4/1/28	580,000	623,917
5% 5/1/28	3,325,000	3,583,444
5% 5/1/32	1,400,000	1,503,750
5% 5/1/33	1,600,000	1,717,815
5.25% 2/1/29	3,000,000	3,226,034
5.25% 2/1/30	2,700,000	2,898,862
5.25% 2/1/31	1,305,000	1,401,983
Series 2016:
5% 2/1/23	880,000	915,418
5% 6/1/25	4,465,000	4,967,166
5% 2/1/26	1,000,000	1,126,448
5% 6/1/26	610,000	691,226
5% 2/1/27	3,745,000	4,291,432
5% 2/1/28	3,495,000	3,977,000
5% 2/1/29	3,285,000	3,738,904
Series 2017 A:
5% 12/1/23	1,100,000	1,175,272
5% 12/1/26	3,350,000	3,828,727
Series 2017 D, 5% 11/1/25	16,310,000	18,295,095
Series 2018 A:
5% 10/1/26	1,500,000	1,709,676
5% 10/1/28	3,500,000	4,104,269
Series 2019 B:
5% 9/1/22	3,050,000	3,124,801
5% 9/1/23	3,105,000	3,292,867
5% 9/1/24	3,105,000	3,390,761
Series 2021 A:
5% 3/1/32	105,000	126,915
5% 3/1/35	750,000	903,633
5% 3/1/36	600,000	722,113
5% 3/1/37	750,000	900,893
5% 3/1/46	3,000,000	3,538,137
Illinois Hsg. Dev. Auth. Series 2021, 3% 4/1/51	7,490,000	7,853,493
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Series 2019, 2.9% 7/1/35	4,869,707	4,939,804
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
5% 2/1/23	1,075,000	1,119,473
5% 2/1/29	10,000,000	11,226,337
5% 2/1/31	1,890,000	2,121,089
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2015 A, 5% 1/1/37	4,445,000	4,959,804
Series 2016 A:
5% 12/1/31	945,000	1,068,800
5% 12/1/32	6,700,000	7,550,525
Series 2019 A, 5% 1/1/44	1,125,000	1,367,701
Series 2021 A, 5% 1/1/46	3,000,000	3,702,714
Series A:
5% 1/1/37	1,250,000	1,555,915
5% 1/1/41	2,010,000	2,483,697
5% 1/1/45	30,470,000	37,211,914
Kane & DeKalb Counties Cmnty. Unit School District #302 Series 2004, 0% 2/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,025,000	5,025,000
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
Series 2015:
5% 1/1/27	1,500,000	1,663,462
5% 1/1/28	2,780,000	3,081,259
Series 2017, 5% 1/1/29	1,030,000	1,221,839
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2016, 5% 2/1/33	10,875,000	12,302,812
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (Assured Guaranty Muni. Corp. Insured)	1,600,000	1,558,083
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	2,295,000	2,226,634
0% 1/15/24 (Escrowed to Maturity)	1,965,000	1,923,021
0% 1/15/25	4,440,000	4,213,828
0% 1/15/26	3,335,000	3,090,930
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 2010 B1:
0% 6/15/43 (Assured Guaranty Muni. Corp. Insured)	32,700,000	17,160,868
0% 6/15/45 (Assured Guaranty Muni. Corp. Insured)	12,145,000	5,890,964
0% 6/15/47 (Assured Guaranty Muni. Corp. Insured)	10,605,000	4,775,129
Series 2012 B, 0% 12/15/51	5,900,000	2,078,718
Series 2017 B:
5% 12/15/28	2,000,000	2,329,298
5% 12/15/32	900,000	1,033,879
Series 2020 A, 5% 6/15/50	23,245,000	26,390,518
Series 2022 A, 4% 12/15/42 (d)	5,725,000	6,192,244
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/23	1,250,000	1,317,044
5% 6/1/24	1,635,000	1,776,685
Univ. of Illinois Rev.:
Series 2013:
6% 10/1/42	1,935,000	2,078,972
6.25% 10/1/38	1,900,000	2,050,800
Series 2018 A, 5% 4/1/29	3,940,000	4,727,991
Will County Cmnty. Unit School District #365-U Series 2007 B, 0% 11/1/26 (Assured Guaranty Muni. Corp. Insured)	3,175,000	2,937,528

TOTAL ILLINOIS		709,131,615

Indiana - 1.3%
Beech Grove School Bldg. Corp. Series 1996, 5.625% 7/5/24 (Escrowed to Maturity)	940,000	996,172
Indiana Fin. Auth. Hosp. Rev. (Parkview Health Sys. Proj.) Series 2017 A:
5% 11/1/24	1,000,000	1,101,381
5% 11/1/28	450,000	545,307
5% 11/1/29	1,400,000	1,726,956
5% 11/1/30	315,000	394,982
Indiana Fin. Auth. Rev.:
(Butler Univ. Proj.) Series 2019, 4% 2/1/44	2,595,000	2,882,104
Series 2015 A, 5.25% 2/1/32	2,940,000	3,323,394
Series 2015, 5% 3/1/36	4,500,000	4,983,557
Series 2016:
5% 9/1/27	1,850,000	2,127,479
5% 9/1/31	1,835,000	2,091,921
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2012 A, 5% 10/1/37	1,700,000	1,747,729
Series 2014 A:
5% 10/1/25	1,200,000	1,324,345
5% 10/1/26	1,750,000	1,927,930
(CWA Auth. Proj.) Series 2014 A, 5% 10/1/27	1,750,000	1,926,472
(CWA Auth. Proj.) Series 2015 A, 5% 10/1/29	2,295,000	2,526,430
Indiana Hsg. & Cmnty. Dev. Auth.:
(Glasswater Creek of Whitestown Proj.) Series 2020, 5.375% 10/1/40 (c)	1,760,000	1,784,683
Series 2021 B, 3% 7/1/50	1,240,000	1,298,284
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2017 A:
5% 1/1/32	4,000,000	4,771,448
5% 1/1/34	2,000,000	2,381,343
Indianapolis Local Pub. Impt. (Courthouse and Jail Proj.) Series 2019 A, 5% 2/1/49	3,275,000	3,858,257
Indianapolis Wtr. Sys. Rev. Series 2018 A, 5% 10/1/32	3,000,000	3,650,848
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019:
4% 4/1/39	1,000,000	1,088,285
4% 4/1/46	2,240,000	2,408,357
5% 4/1/40	2,240,000	2,621,658
Series 2020:
4% 4/1/37	1,660,000	1,812,057
5% 4/1/29	1,030,000	1,225,305

TOTAL INDIANA		56,526,684

Iowa - 0.3%
Iowa Fin. Auth. Rev.:
Series 2018 B, 5% 2/15/48	2,500,000	2,959,424
Series A:
5% 5/15/43	820,000	889,558
5% 5/15/48	945,000	1,024,206
Tobacco Settlement Auth. Tobacco Settlement Rev.:
Series 2021 A2, 4% 6/1/49	2,800,000	3,066,907
Series 2021 B1, 4% 6/1/49	3,605,000	3,923,948

TOTAL IOWA		11,864,043

Kansas - 0.2%
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A:
5% 9/1/40	4,200,000	4,702,191
5% 9/1/45	5,125,000	5,711,242

TOTAL KANSAS		10,413,433

Kentucky - 3.1%
Ashland Med. Ctr. Rev.:
(Ashland Hosp. Corp. d/b/a King's Daughters Med. Ctr. Proj.) Series 2016 A, 5% 2/1/40	1,200,000	1,336,711
Series 2019:
5% 2/1/28	50,000	59,181
5% 2/1/32	65,000	77,675
Boyle County Edl. Facilities Rev. Series 2017, 5% 6/1/37	1,680,000	1,940,949
Kenton County Arpt. Board Arpt. Rev.:
Series 2016:
5% 1/1/24	800,000	860,158
5% 1/1/27	1,500,000	1,706,351
5% 1/1/33	1,300,000	1,479,699
Series 2019, 5% 1/1/44	2,245,000	2,659,907
Kentucky Econ. Dev. Fin. Auth.:
Series 2019 A1:
5% 8/1/33	1,000,000	1,206,006
5% 8/1/44	1,000,000	1,175,929
Series 2019 A2, 5% 8/1/49	2,500,000	2,919,982
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev.:
Series 2015 A:
5% 6/1/25	50,000	55,598
5% 6/1/26	55,000	61,131
5% 6/1/27	55,000	60,972
5% 6/1/28	60,000	66,321
5% 6/1/29	65,000	71,665
5% 6/1/30	65,000	71,519
Series 2017 B:
5% 8/15/32	2,680,000	3,125,950
5% 8/15/33	1,325,000	1,543,202
5% 8/15/35	1,500,000	1,743,591
Kentucky State Property & Buildings Commission Rev.:
(Proj. No. 119) Series 2018:
5% 5/1/27	2,255,000	2,658,282
5% 5/1/29	1,865,000	2,228,607
5% 5/1/30	1,250,000	1,488,286
5% 5/1/31	535,000	639,652
5% 5/1/32	280,000	334,602
5% 5/1/33	630,000	752,584
5% 5/1/34	720,000	859,607
5% 5/1/35	425,000	502,688
5% 5/1/36	360,000	425,486
Series 2016 B, 5% 11/1/26	11,900,000	13,876,027
Series A:
4% 11/1/38	635,000	716,237
5% 11/1/27	5,245,000	6,262,871
5% 11/1/28	6,415,000	7,778,212
5% 11/1/29	3,840,000	4,635,898
5% 11/1/30	2,150,000	2,586,249
Kentucky, Inc. Pub. Energy Bonds Series A, 4%, tender 6/1/26 (a)	31,480,000	34,290,113
Louisville & Jefferson County:
Bonds:
Series 2020 B, 5%, tender 10/1/23 (a)	4,200,000	4,488,659
Series 2020 C, 5%, tender 10/1/26 (a)	1,440,000	1,660,008
Series 2020 D, 5%, tender 10/1/29 (a)	1,730,000	2,126,588
Series 2013 A:
5.5% 10/1/33	1,275,000	1,364,126
5.75% 10/1/38	3,105,000	3,332,116
Series 2016 A:
5% 10/1/31	6,400,000	7,359,152
5% 10/1/32	7,745,000	8,894,457
5% 10/1/33	4,400,000	5,046,626
Series 2020 A:
4% 10/1/40	1,155,000	1,288,864
5% 10/1/37	2,875,000	3,487,229

TOTAL KENTUCKY		141,305,723

Louisiana - 0.2%
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2017 A, 5% 7/1/47	1,700,000	1,950,642
Louisiana Pub. Facilities Auth. Rev. (Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/25	445,000	505,606
5% 12/15/27	2,000,000	2,325,626
5% 12/15/29	1,200,000	1,391,597
Tobacco Settlement Fing. Corp. Series 2013 A, 5% 5/15/23	2,500,000	2,633,913

TOTAL LOUISIANA		8,807,384

Maine - 0.9%
Maine Health & Higher Edl. Facilities Auth. Rev.:
Series 2013, 5% 7/1/33 (Pre-Refunded to 7/1/23 @ 100)	1,000,000	1,058,335
Series 2016 A:
4% 7/1/41	1,185,000	1,276,388
4% 7/1/46	1,765,000	1,890,317
5% 7/1/41	480,000	541,004
5% 7/1/46	330,000	369,857
Series 2018 A:
5% 7/1/30	1,185,000	1,409,488
5% 7/1/31	1,100,000	1,309,119
5% 7/1/34	2,000,000	2,381,027
5% 7/1/35	2,745,000	3,268,148
5% 7/1/36	3,250,000	3,870,633
5% 7/1/37	3,000,000	3,573,014
5% 7/1/38	2,275,000	2,704,117
5% 7/1/43	4,500,000	5,303,718
Series 2018, 5% 7/1/48	4,235,000	4,957,352
Maine Tpk. Auth. Tpk. Rev.:
Series 2015, 5% 7/1/37	1,700,000	1,895,084
Series 2018:
5% 7/1/33	700,000	836,319
5% 7/1/34	1,000,000	1,193,852
5% 7/1/35	1,100,000	1,311,842
5% 7/1/36	2,000,000	2,383,262

TOTAL MAINE		41,532,876

Maryland - 1.4%
City of Westminster Series 2016, 5% 11/1/31	1,975,000	2,247,213
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	2,235,000	2,388,023
Series 2019 C, 3.5% 3/1/50	2,130,000	2,249,815
Maryland Dept. of Trans. Consolidated Trans. Rev.:
Series 2022 A:
5% 12/1/24 (d)	915,000	1,010,036
5% 12/1/27 (d)	1,625,000	1,939,412
Series 2022 B:
5% 12/1/23 (d)	1,055,000	1,096,227
5% 12/1/26 (d)	1,745,000	1,967,187
Maryland Gen. Oblig.:
Series 2021 2A, 5% 8/1/28	10,480,000	12,804,172
Series 2022 2D:
3% 8/1/27 (d)	5,510,000	5,927,559
4% 8/1/29 (d)	3,000,000	3,476,282
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Medstar Health, Inc. Proj.) Series 2017 A, 5% 5/15/45	1,655,000	1,934,352
Series 2015, 5% 7/1/40	2,000,000	2,208,235
Series 2016 A:
4% 7/1/42	780,000	835,470
5% 7/1/35	2,055,000	2,342,515
5% 7/1/38	1,125,000	1,278,321
Maryland Trans. Auth. Trans. Facility Projs. Rev. Series 2020:
4% 7/1/45	4,095,000	4,619,113
4% 7/1/50	11,620,000	13,033,152
Washington Metropolitan Area Transit Auth. Series 2021 A, 5% 7/15/41	2,750,000	3,465,851

TOTAL MARYLAND		64,822,935

Massachusetts - 2.8%
Massachusetts Commonwealth Trans. Fund Rev. Series 2021 A, 5% 6/1/51	5,475,000	6,639,058
Massachusetts Dev. Fin. Agcy. Rev.:
(Lesley Univ. Proj.) Series 2016, 5% 7/1/39	1,015,000	1,159,822
(Univ. of Massachusetts Health Cr., Inc. Proj.) Series 2017 L, 4% 7/1/44	10,000,000	10,887,173
(Wentworth Institute of Technology Proj.) Series 2017:
5% 10/1/30	1,165,000	1,322,738
5% 10/1/33	1,355,000	1,533,468
Series 2015 D, 5% 7/1/44	2,575,000	2,860,173
Series 2016 A, 5% 1/1/47	7,000,000	7,802,514
Series 2019, 5% 9/1/59	13,125,000	15,535,872
Series 2020 A:
4% 7/1/45	10,370,000	11,315,750
5% 10/15/26	5,360,000	6,258,845
Series A, 4% 6/1/49	6,745,000	7,487,235
Series BB1, 5% 10/1/46	4,230,000	4,896,910
Series J2, 5% 7/1/53	2,500,000	2,927,793
Series M:
4% 10/1/50	10,565,000	11,487,178
5% 10/1/45	7,960,000	9,421,790
Massachusetts Gen. Oblig.:
Series 2017 A, 5% 4/1/36	1,280,000	1,506,904
Series 2019 C, 5% 5/1/49	3,725,000	4,481,930
Series E:
5% 11/1/45	3,850,000	4,742,383
5% 11/1/50	13,120,000	16,068,838

TOTAL MASSACHUSETTS		128,336,374

Michigan - 1.8%
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/37 (Assured Guaranty Muni. Corp. Insured)	1,035,000	1,117,569
Detroit Gen. Oblig. Series 2021 A, 5% 4/1/46	1,950,000	2,274,178
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2018 A:
5% 7/1/43	1,500,000	1,773,847
5% 7/1/48	6,500,000	7,638,492
Jackson County Series 2019:
4% 5/1/32 (Build America Mutual Assurance Insured)	2,170,000	2,482,406
4% 5/1/33 (Build America Mutual Assurance Insured)	2,235,000	2,555,701
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/28	1,445,000	1,660,071
5% 5/15/28 (Pre-Refunded to 5/15/26 @ 100)	10,000	11,526
Michigan Bldg. Auth. Rev. (Facilities Prog.) Series 2015 I, 5% 4/15/28	2,000,000	2,263,043
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018, 5% 11/1/43	1,845,000	2,191,775
(Trinity Health Proj.) Series 2017, 5% 12/1/42	1,035,000	1,205,403
Series 2012:
5% 11/15/36	1,300,000	1,341,030
5% 11/15/42	2,950,000	3,041,922
Series 2013, 5% 8/15/29	3,865,000	4,105,558
Series 2015 MI, 5% 12/1/25	3,000,000	3,367,103
Series 2016:
5% 11/15/32	4,815,000	5,545,275
5% 11/15/41	1,085,000	1,236,685
Series 2019 A, 5% 11/15/48	1,645,000	1,962,504
Series 2020 A, 4% 6/1/49	2,190,000	2,403,263
Michigan Hosp. Fin. Auth. Rev. Series 2008 C:
5% 12/1/32	305,000	358,520
5% 12/1/32 (Pre-Refunded to 12/1/27 @ 100)	40,000	47,809
Portage Pub. Schools Series 2016:
5% 11/1/33	1,000,000	1,143,664
5% 11/1/36	1,250,000	1,424,046
5% 11/1/37	1,000,000	1,137,472
Warren Consolidated School District Series 2016:
5% 5/1/28	4,100,000	4,723,740
5% 5/1/29	4,230,000	4,862,173
Wayne County Arpt. Auth. Rev.:
Series 2015 D:
5% 12/1/30	1,300,000	1,468,774
5% 12/1/31	2,300,000	2,594,019
5% 12/1/40 (Assured Guaranty Muni. Corp. Insured)	3,000,000	3,372,780
Series 2015 G:
5% 12/1/31	1,500,000	1,691,751
5% 12/1/32	1,500,000	1,691,751
5% 12/1/33	2,000,000	2,255,669
Series 2015, 5% 12/1/29	1,600,000	1,807,721
Series 2017 A:
5% 12/1/28	600,000	707,075
5% 12/1/29	550,000	647,414
5% 12/1/30	700,000	823,517
5% 12/1/33	350,000	416,275
5% 12/1/37	500,000	593,042
5% 12/1/37	270,000	316,308
Series 2017 C, 5% 12/1/28	1,100,000	1,309,740

TOTAL MICHIGAN		81,570,611

Minnesota - 1.4%
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A:
5% 2/15/48	7,080,000	8,199,305
5% 2/15/58	11,845,000	13,636,921
Maple Grove Health Care Sys. Rev.:
Series 2015, 5% 9/1/27	1,285,000	1,435,950
Series 2017:
4% 5/1/22	500,000	504,224
5% 5/1/23	500,000	524,999
5% 5/1/24	1,200,000	1,298,913
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Allina Health Sys. Proj.) Series 2017 A:
5% 11/15/24	1,780,000	1,967,373
5% 11/15/25	1,365,000	1,551,786
Minnesota Gen. Oblig. Series 2019 A, 5% 8/1/29	6,140,000	7,666,208
Minnesota Higher Ed. Facilities Auth. Rev. Series 2018 A:
5% 10/1/29	1,000,000	1,188,619
5% 10/1/32	715,000	841,869
5% 10/1/33	875,000	1,029,889
5% 10/1/45	1,035,000	1,196,548
Minnesota Hsg. Fin. Agcy.:
Series B, 4% 8/1/41	1,345,000	1,545,358
Series D:
4% 8/1/38	2,400,000	2,770,192
4% 8/1/40	2,600,000	2,991,570
4% 8/1/41	1,705,000	1,958,986
4% 8/1/43	1,930,000	2,206,418
Saint Cloud Health Care Rev. Series 2019:
4% 5/1/49	3,460,000	3,829,471
5% 5/1/48	4,325,000	5,132,164
Shakopee Sr. Hsg. Rev. Bonds Series 2018, 5.85%, tender 11/1/25 (a)(c)	3,335,000	3,525,065

TOTAL MINNESOTA		65,001,828

Mississippi - 0.1%
Mississippi Home Corp. Series 2021 B:
3% 6/1/51	3,215,000	3,372,015
5% 6/1/28	745,000	892,424

TOTAL MISSISSIPPI		4,264,439

Missouri - 0.8%
Cape Girardeau County Indl. Dev. Auth.:
(South Eastern Health Proj.) Series 2017 A, 5% 3/1/27	30,000	34,591
(Southeast Hosp. Proj.) Series 2017 A, 5% 3/1/29	1,470,000	1,684,638
Kansas City San. Swr. Sys. Rev. Series 2018 B:
5% 1/1/26	240,000	274,588
5% 1/1/28	500,000	600,167
5% 1/1/33	475,000	566,931
Kansas City Spl. Oblig. (Downtown Streetcar Proj.) Series 2014 A:
5% 9/1/22	500,000	501,967
5% 9/1/23	400,000	401,541
Kansas City Wtr. Rev. Series 2020 A, 4% 12/1/39	1,260,000	1,473,500
Missouri Health & Edl. Facilities Rev.:
Series 2015 B:
3.125% 2/1/27	400,000	420,616
3.25% 2/1/28	400,000	421,376
4% 2/1/40	400,000	427,942
5% 2/1/34	3,115,000	3,423,047
5% 2/1/36	1,200,000	1,313,567
5% 2/1/45	1,900,000	2,061,774
Series 2019 A:
4% 10/1/48	2,150,000	2,375,194
5% 10/1/46	4,225,000	5,026,944
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	600,000	643,892
Saint Louis Arpt. Rev.:
Series 2019 A:
5% 7/1/44	1,400,000	1,672,073
5% 7/1/49	1,150,000	1,365,142
Series A, 5.25% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	3,000,000	3,488,671
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A, 5.125% 9/1/48	2,660,000	2,924,131
The Indl. Dev. Auth. of Hannibal (Hannibal Reg'l. Healthcare Sys. Proj.) Series 2017:
5% 10/1/42	3,425,000	3,955,430
5% 10/1/47	2,125,000	2,438,293

TOTAL MISSOURI		37,496,015

Montana - 0.0%
Montana Board Hsg. Single Family Series 2019 B, 4% 6/1/50	325,000	352,169
Nebraska - 0.8%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (a)	14,295,000	15,540,276
Douglas County Neb Edl. Facilities Rev. (Creighton Univ. Proj.) Series 2017, 4% 7/1/33	775,000	861,972
Lincoln Elec. Sys. Rev. Series 2018:
5% 9/1/31	2,000,000	2,334,586
5% 9/1/32	3,735,000	4,355,864
5% 9/1/33	2,240,000	2,609,971
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev. Series 2020 A, 3.5% 9/1/50	1,480,000	1,573,283
Nebraska Pub. Pwr. District Rev.:
Series 2016 A:
5% 1/1/32	1,670,000	1,892,861
5% 1/1/34	1,000,000	1,135,083
Series 2016 B, 5% 1/1/32	5,000,000	5,667,250

TOTAL NEBRASKA		35,971,146

Nevada - 1.1%
Carson City Hosp. Rev. (Carson Tahoe Hosp. Proj.) Series 2017:
5% 9/1/37	2,705,000	3,117,528
5% 9/1/42	6,665,000	7,685,247
Clark County Arpt. Rev. Series 2019 A:
5% 7/1/24	2,750,000	2,998,128
5% 7/1/25	2,170,000	2,432,876
5% 7/1/26	1,345,000	1,548,509
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2012 B, 5% 6/1/42	3,260,000	3,305,149
Series 2016 A:
5% 6/1/35	4,150,000	4,754,456
5% 6/1/36	6,000,000	6,871,199
Series 2016 B:
5% 6/1/34	7,495,000	8,590,054
5% 6/1/36	2,700,000	3,092,039
Nevada Hsg. Division Single Family Mtg. Rev. Series 2019 B, 4% 10/1/49	995,000	1,064,743
Tahoe-Douglas Visitors Auth. Series 2020, 5% 7/1/51	3,000,000	3,336,245

TOTAL NEVADA		48,796,173

New Hampshire - 1.0%
Nat'l. Finnance Auth. Series 2020 1, 4.125% 1/20/34	5,060,825	5,670,703
New Hampshire Health & Ed. Facilities Auth.:
(Concord Hosp.) Series 2017, 5% 10/1/42	2,000,000	2,309,505
(Dartmouth-Hitchcock Oblgtd Grp Proj.):
Series 2018 A:
5% 8/1/31	1,300,000	1,542,273
5% 8/1/32	250,000	296,564
5% 8/1/34	3,000,000	3,566,095
5% 8/1/36	2,000,000	2,375,808
5% 8/1/37	2,400,000	2,851,265
Series 2018, 5% 8/1/35	2,750,000	3,265,795
(Partners Healthcare Sys., Inc. Proj.) Series 2017, 5% 7/1/41	2,100,000	2,466,543
Series 2017:
5% 7/1/36	1,200,000	1,368,574
5% 7/1/44	1,895,000	2,141,653
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012:
4% 7/1/23	1,000,000	1,012,015
4% 7/1/32	900,000	906,663
Series 2016:
4% 10/1/38	1,165,000	1,250,062
5% 10/1/28	3,000,000	3,448,147
5% 10/1/32	5,160,000	5,861,225
5% 10/1/38	3,765,000	4,256,894

TOTAL NEW HAMPSHIRE		44,589,784

New Jersey - 5.6%
New Jersey Econ. Dev. Auth.:
(White Horse HMT Urban Renewal LLC Proj.) Series 2020, 5% 1/1/40 (c)	855,000	846,979
Series A, 5% 11/1/36	5,185,000	6,167,387
Series QQQ:
4% 6/15/34	800,000	898,449
4% 6/15/36	1,100,000	1,228,230
4% 6/15/39	1,000,000	1,109,342
4% 6/15/41	1,000,000	1,105,082
4% 6/15/46	1,500,000	1,639,195
4% 6/15/50	2,000,000	2,171,161
5% 6/15/31	1,100,000	1,349,867
5% 6/15/33	200,000	243,689
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (c)	750,000	750,895
(New Jersey Gen. Oblig. Proj.):
Series 2015 XX, 5% 6/15/25	6,215,000	6,940,248
Series 2017 B, 5% 11/1/24	10,000,000	11,000,864
(Provident Montclair Proj.) Series 2017:
5% 6/1/27 (Assured Guaranty Muni. Corp. Insured)	40,000	47,087
5% 6/1/28 (Assured Guaranty Muni. Corp. Insured)	60,000	70,314
5% 6/1/29 (Assured Guaranty Muni. Corp. Insured)	45,000	52,529
Series 2013:
5% 3/1/23	7,040,000	7,345,523
5% 3/1/24	6,200,000	6,458,282
5% 3/1/25	700,000	728,875
Series 2014 PP, 5% 6/15/26	6,000,000	6,520,664
Series 2015 XX:
5% 6/15/22	1,525,000	1,549,017
5% 6/15/23	1,000,000	1,053,597
5% 6/15/26	15,000,000	16,726,509
Series 2016 AAA:
5% 6/15/41	2,510,000	2,849,572
5.5% 6/15/30 (Pre-Refunded to 12/15/26 @ 100)	4,995,000	5,950,286
Series 2016 BBB, 5% 6/15/22	3,120,000	3,169,136
Series LLL, 4% 6/15/49	2,810,000	3,051,401
Series MMM, 4% 6/15/36	800,000	890,908
New Jersey Edl. Facility Series 2016 A, 5% 7/1/29	2,625,000	3,005,225
New Jersey Gen. Oblig. Series 2020 A:
4% 6/1/30	2,830,000	3,250,926
4% 6/1/31	1,065,000	1,235,589
4% 6/1/32	715,000	837,868
5% 6/1/29	3,180,000	3,843,568
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2016 A:
5% 7/1/22	155,000	157,834
5% 7/1/23	550,000	581,283
5% 7/1/24	460,000	501,620
5% 7/1/25	1,055,000	1,185,060
5% 7/1/25	495,000	556,023
5% 7/1/26	155,000	178,884
5% 7/1/27 (Pre-Refunded to 7/1/26 @ 100)	235,000	271,211
5% 7/1/28 (Pre-Refunded to 7/1/26 @ 100)	685,000	790,550
5% 7/1/28 (Pre-Refunded to 7/1/27 @ 100)	35,000	40,393
5% 7/1/30	1,000,000	1,153,624
Series 2016:
4% 7/1/48	1,800,000	1,937,159
5% 7/1/41	2,190,000	2,476,253
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev. Series 2019 A:
5% 12/1/23	1,005,000	1,076,488
5% 12/1/24	580,000	639,537
5% 12/1/25	1,065,000	1,203,264
New Jersey Tpk. Auth. Tpk. Rev. Series 2021 A:
4% 1/1/42	4,290,000	4,917,052
4% 1/1/51	5,000,000	5,637,106
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA, 5.25% 6/15/43	16,055,000	18,947,581
Series 2005 B, 5.25% 12/15/22 (AMBAC Insured)	400,000	414,841
Series 2010 A, 0% 12/15/27	7,395,000	6,508,203
Series 2014 AA, 5% 6/15/24	15,000,000	16,297,983
Series 2014 BB2, 5% 6/15/34	5,690,000	6,946,532
Series 2016 A:
5% 6/15/27	945,000	1,085,228
5% 6/15/28	3,225,000	3,689,711
5% 6/15/29	3,550,000	4,058,038
Series 2016 A2, 5% 6/15/23	2,495,000	2,636,112
Series 2018 A:
5% 12/15/32	3,205,000	3,773,110
5% 12/15/34	1,000,000	1,174,316
Series 2021 A:
4% 6/15/38 (d)	540,000	598,107
5% 6/15/32	3,560,000	4,372,803
5% 6/15/33	1,000,000	1,223,911
Series 2022 A:
4% 6/15/41 (d)	4,900,000	5,381,319
4% 6/15/42 (d)	3,290,000	3,601,567
Series 2022 AA:
5% 6/15/29 (d)	8,000,000	9,535,857
5% 6/15/35 (d)	625,000	766,337
5% 6/15/36 (d)	7,325,000	8,934,326
Series A:
4% 12/15/39	1,000,000	1,104,616
4.25% 12/15/38	2,485,000	2,763,611
Series AA:
4% 6/15/38	2,815,000	3,129,302
4% 6/15/45	6,000,000	6,573,808
5% 6/15/25	2,380,000	2,657,730
5% 6/15/29	1,340,000	1,362,055
5% 6/15/37	3,000,000	3,621,270
5% 6/15/50	3,345,000	3,949,676

TOTAL NEW JERSEY		252,499,555

New Mexico - 0.1%
New Mexico Mtg. Fin. Auth. Series 2019 D, 3.75% 1/1/50	1,335,000	1,424,126
Santa Fe Retirement Fac.:
Series 2019 A:
2.25% 5/15/24	115,000	115,059
5% 5/15/34	230,000	255,921
5% 5/15/39	170,000	188,061
5% 5/15/44	180,000	197,968
5% 5/15/49	355,000	389,380
Series 2019 B1, 2.625% 5/15/25	190,000	190,148

TOTAL NEW MEXICO		2,760,663

New York - 8.3%
Dorm. Auth. New York Univ. Rev.:
(Memorial Sloan-Kettring Cancer Ctr.) Series 2017 1, 5% 7/1/42	1,555,000	1,814,586
Series 2016 A:
5% 7/1/23	30,000	31,719
5% 7/1/25	70,000	78,380
5% 7/1/32	2,500,000	2,902,981
Hudson Yards Infrastructure Corp. New York Rev. Series 2017 A:
5% 2/15/33	3,595,000	4,176,951
5% 2/15/39	10,000,000	11,514,243
5% 2/15/42	9,860,000	11,296,818
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2017:
5% 9/1/33	500,000	593,338
5% 9/1/35	2,000,000	2,367,470
5% 9/1/36	1,135,000	1,341,541
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	17,050,000	17,929,783
New York City Edl. Construction Fund Series 2021 B, 5% 4/1/46	4,770,000	5,793,888
New York City Gen. Oblig.:
Series 2015 C, 5% 8/1/27	1,600,000	1,777,795
Series 2016 C and D, 5% 8/1/28	1,500,000	1,712,578
Series 2016 E, 5% 8/1/28	2,550,000	2,956,616
Series 2021 A1:
5% 8/1/28	5,880,000	7,098,843
5% 8/1/29	6,405,000	7,899,933
Series 2022 A1, 5% 8/1/47	53,135,000	64,828,983
Series C, 5% 8/1/26	1,715,000	1,981,164
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2012 EE, 5.25% 6/15/30	6,300,000	6,412,626
Series 2020 GG1, 5% 6/15/50	2,730,000	3,296,213
New York City Transitional Fin. Auth. Bldg. Aid Rev. Series S1, 5% 7/15/27	2,000,000	2,040,151
New York City Transitional Fin. Auth. Rev.:
Series 2015 E1, 5% 2/1/41	1,615,000	1,782,391
Series 2016 A, 5% 5/1/40	1,950,000	2,215,493
Series 2017 B, 5% 8/1/40	2,000,000	2,285,990
Series 2019 B1, 5% 8/1/34	2,000,000	2,416,763
Series E, 5% 2/1/43	4,155,000	4,786,919
New York Convention Ctr. Dev. Corp. Rev. Series 2015:
5% 11/15/28	7,205,000	8,133,889
5% 11/15/29	5,000,000	5,640,674
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	2,000,000	2,024,458
New York Dorm. Auth. Sales Tax Rev.:
Series 2016 A:
5% 3/15/31	4,400,000	5,088,027
5% 3/15/32	1,945,000	2,246,315
5% 3/15/34	3,200,000	3,686,466
Series 2018 C, 5% 3/15/38	8,285,000	9,864,429
New York Metropolitan Trans. Auth. Rev.:
Series 2012 D, 5% 11/15/25	9,500,000	9,795,207
Series 2014 B, 5.25% 11/15/44	2,215,000	2,384,324
Series 2016 C1, 5% 11/15/56	2,000,000	2,244,287
Series 2017 C-2:
0% 11/15/29	2,275,000	1,906,223
0% 11/15/33	5,600,000	4,141,506
Series 2017 D, 5% 11/15/30	5,000,000	5,808,000
Series 2020 D:
4% 11/15/46	33,385,000	35,868,567
4% 11/15/47	2,335,000	2,504,755
New York State Dorm. Auth. Series 2021 E:
4% 3/15/45	12,820,000	14,509,098
4% 3/15/47	8,900,000	10,039,934
New York State Urban Dev. Corp.:
Series 2020 C, 5% 3/15/47	4,600,000	5,571,842
Series 2020 E:
4% 3/15/44	24,275,000	27,029,666
4% 3/15/45	19,700,000	21,879,076
New York Urban Dev. Corp. Rev.:
(New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/34	3,700,000	4,324,731
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	3,130,000	3,666,902
Series 2017 C, 5% 3/15/31	2,375,000	2,815,110
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A:
4% 12/1/32 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,134,930
5% 12/1/25 (Assured Guaranty Muni. Corp. Insured)	630,000	672,978
5% 12/1/30 (Assured Guaranty Muni. Corp. Insured)	1,500,000	1,838,250
Suffolk County Econ. Dev. Corp. Rev. Series 2021:
5.125% 11/1/41 (c)	600,000	601,840
5.375% 11/1/54 (c)	1,020,000	1,023,086
Triborough Bridge & Tunnel Auth. Series 2021 A1, 5% 5/15/51	4,300,000	5,300,747

TOTAL NEW YORK		375,079,473

New York And New Jersey - 0.1%
Port Auth. of New York & New Jersey Series 194, 5.25% 10/15/55	3,365,000	3,800,086
North Carolina - 1.4%
Charlotte Ctfs. of Prtn. (Convention Facility Projs.) Series 2019 A, 5% 6/1/46	2,380,000	2,906,481
Charlotte Int'l. Arpt. Rev.:
Series 2017 A:
5% 7/1/35	2,000,000	2,363,083
5% 7/1/42	2,875,000	3,385,487
Series 2017 C:
4% 7/1/36	1,500,000	1,674,362
4% 7/1/37	1,500,000	1,676,882
5% 7/1/29	2,575,000	3,039,192
Nash Health Care Sys. Health Care Facilities Rev. Series 2012, 5% 11/1/41	1,730,000	1,743,083
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/27 (Escrowed to Maturity)	220,000	261,549
5% 10/1/29 (Pre-Refunded to 10/1/27 @ 100)	3,500,000	4,161,001
5% 10/1/42 (Pre-Refunded to 10/1/27 @ 100)	1,820,000	2,163,720
North Carolina Med. Care Commission Health Care Facilities Rev.:
Series 2019 A:
5% 12/1/29	1,390,000	1,668,001
5% 12/1/30	1,440,000	1,721,782
5% 12/1/32	1,095,000	1,305,236
5% 12/1/33	800,000	953,253
Series 2021 A:
4% 3/1/36	900,000	971,058
4% 3/1/51	1,895,000	1,984,658
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 2015 A, 5% 1/1/28	3,500,000	3,976,434
Series 2015 C, 5% 1/1/29	8,000,000	9,088,934
North Carolina Tpk. Auth. Triangle Expressway Sys. Series 2019:
4% 1/1/55	3,225,000	3,524,019
5% 1/1/43	4,500,000	5,336,137
5% 1/1/44	5,610,000	6,637,782
5% 1/1/49	2,000,000	2,351,256

TOTAL NORTH CAROLINA		62,893,390

Ohio - 2.4%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	4,200,000	4,808,047
Allen County Hosp. Facilities Rev. Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	1,600,000	1,618,182
American Muni. Pwr., Inc. (Solar Electricity Prepayment Proj.) Series 2019 A:
5% 2/15/38	1,500,000	1,790,097
5% 2/15/39	1,000,000	1,195,565
5% 2/15/44	3,150,000	3,737,811
American Muni. Pwr., Inc. Rev.:
(Greenup Hydroelectric Proj.):
Series 2016 A, 5% 2/15/41	4,000,000	4,486,199
Series 2016, 5% 2/15/46	1,280,000	1,432,936
(Prairie State Energy Campus Proj.) Series 2015, 5% 2/15/28	5,900,000	6,325,700
Series 2012 B, 5% 2/15/42	705,000	706,205
Buckeye Tobacco Settlement Fing. Auth. Series 2020 A2:
5% 6/1/27	2,250,000	2,656,450
5% 6/1/29	4,100,000	5,015,281
5% 6/1/34	1,210,000	1,482,811
Cleveland Arpt. Sys. Rev. Series 2016 A:
5% 1/1/26 (Assured Guaranty Muni. Corp. Insured)	500,000	552,666
5% 1/1/27 (Assured Guaranty Muni. Corp. Insured)	2,175,000	2,405,417
5% 1/1/31 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,105,030
Cleveland Income Tax Rev. Series 2018 A:
5% 10/1/35	2,000,000	2,392,453
5% 10/1/37	1,250,000	1,493,629
5% 10/1/38	1,500,000	1,789,857
Columbus City School District Series 2016 A, 5% 12/1/32	1,000,000	1,146,105
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/25	70,000	72,482
5% 6/15/26	75,000	77,511
5% 6/15/27	80,000	82,531
5% 6/15/28	85,000	87,522
5.25% 6/15/43	5,000,000	5,144,416
Franklin County Rev. (Trinity Health Proj.) Series 2017, 5% 12/1/47	8,235,000	9,541,657
Hamilton County Convention Facilities Auth. Rev. Series 2014, 5% 12/1/26	1,900,000	2,021,196
Lake County Hosp. Facilities Rev. Series 2015:
5% 8/15/26 (Pre-Refunded to 8/15/25 @ 100)	1,170,000	1,318,920
5% 8/15/27 (Pre-Refunded to 8/15/25 @ 100)	65,000	73,273
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (a)	11,070,000	12,232,339
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
5% 2/15/27	170,000	175,972
5% 2/15/44	1,900,000	1,954,187
5% 2/15/48	4,400,000	4,520,471
Ohio Gen. Oblig. Series 2018 A, 5% 6/15/37	3,470,000	3,946,506
Ohio Higher Edl. Facility Commission Rev. Series 2019, 4% 10/1/44	1,775,000	1,936,305
Ohio Hosp. Facilities Rev. Series 2017 A, 5% 1/1/31	2,500,000	2,992,882
Ohio Hosp. Rev. Series 2020 A, 4% 1/15/50	825,000	908,409
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	475,000	514,131
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Proj.) Series 2005 A, 0% 2/15/42	5,800,000	3,189,993
Scioto County Hosp. Facilities Rev.:
Series 2016, 5% 2/15/29	1,265,000	1,431,930
Series 2019, 5% 2/15/29	3,080,000	3,487,628
Univ. of Akron Gen. Receipts Series 2019 A:
4% 1/1/28	3,700,000	4,196,354
5% 1/1/30	1,800,000	2,222,620
Wood County Hosp. Facilities Rev. (Wood County Hosp. Proj.) Series 2012:
5% 12/1/32 (Pre-Refunded to 12/1/22 @ 100)	280,000	290,250
5% 12/1/32 (Pre-Refunded to 12/1/22 @ 100)	140,000	145,125
5% 12/1/42 (Pre-Refunded to 12/1/22 @ 100)	355,000	367,996
5% 12/1/42 (Pre-Refunded to 12/1/22 @ 100)	175,000	181,406

TOTAL OHIO		109,254,453

Oklahoma - 0.3%
Grand River Dam Auth. Rev. Series 2014 A, 5% 6/1/39	7,000,000	7,591,415
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/24	1,105,000	1,215,510
5% 10/1/32	1,100,000	1,242,947
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B:
5% 8/15/27	30,000	34,958
5% 8/15/28	30,000	35,612
5% 8/15/29	10,000	11,872
Oklahoma Dev. Fin. Auth. Rev. (Oklahoma City Univ. Proj.) Series 2019, 5% 8/1/44	1,685,000	1,907,345

TOTAL OKLAHOMA		12,039,659

Oregon - 0.9%
Oregon Bus. Dev. Commission Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 232, 2.4%, tender 8/14/23 (a)	18,000,000	18,363,233
Oregon State Hsg. & Cmnty. Svcs. Dept. Series 2019 A, 4% 7/1/50	5,590,000	5,984,563
Polk Marion & Benton School District # 13J Series B, 0% 12/15/38	2,115,000	1,357,523
Washington, Multnomah & Yamhill County School District #1J Series 2017:
5% 6/15/33	1,080,000	1,274,290
5% 6/15/35	3,135,000	3,690,123
5% 6/15/36	3,000,000	3,532,911
5% 6/15/37	4,000,000	4,703,778
5% 6/15/38	3,000,000	3,522,764

TOTAL OREGON		42,429,185

Pennsylvania - 5.2%
Allegheny County Arpt. Auth. Rev. Series 2021 B:
5% 1/1/51	5,665,000	6,793,667
5% 1/1/56	12,495,000	14,975,711
Allegheny County Hosp. Dev. Auth. Rev. Series 2019 A, 4% 7/15/36	2,500,000	2,822,186
Allegheny County Indl. Dev. Auth. Rev. Series 2021:
3.5% 12/1/31	1,370,000	1,266,186
4% 12/1/41	2,260,000	2,027,584
4.25% 12/1/50	2,515,000	2,228,443
Bucks County Indl. Dev. Auth. Hosp. Rev. Series 2021:
5% 7/1/37	1,470,000	1,779,284
5% 7/1/39	2,930,000	3,533,946
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/26	1,000,000	1,150,127
5% 7/15/38	1,000,000	1,198,447
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.) Series 2018 A, 5% 11/15/24	1,000,000	1,103,523
Coatesville Area School District Series 2017:
5% 8/1/22 (Assured Guaranty Muni. Corp. Insured)	235,000	240,080
5% 8/1/22 (Escrowed to Maturity)	25,000	25,558
5% 8/1/23 (Assured Guaranty Muni. Corp. Insured)	450,000	476,632
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A, 5% 6/1/29	1,330,000	1,530,353
Delaware County Auth. Rev. Series 2017, 5% 7/1/26	1,180,000	1,270,856
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 A, 5% 7/1/46	830,000	914,042
Lancaster County Hosp. Auth. Health Ctr. Rev. Series 2021, 5% 11/1/51	3,295,000	3,927,233
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A:
4% 7/1/37	2,000,000	2,239,194
4% 7/1/38	2,180,000	2,433,499
4% 7/1/39	2,500,000	2,783,481
5% 7/1/44	2,500,000	2,997,213
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	2,450,000	2,464,414
Series B, 1.8%, tender 8/15/22 (a)	3,255,000	3,272,990
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	1,700,000	1,935,762
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A, 5% 10/1/23	2,355,000	2,488,254
Series 2016 A:
5% 10/1/28	40,000	45,108
5% 10/1/29	45,000	50,585
5% 10/1/30	4,350,000	4,877,051
5% 10/1/32	140,000	156,561
5% 10/1/36	4,655,000	5,193,572
5% 10/1/40	2,545,000	2,830,607
Series 2019, 4% 9/1/44	5,165,000	5,693,168
Montgomery County Indl. Dev. Auth. Series 2015 A, 5.25% 1/15/36	3,005,000	3,348,354
Northampton County Gen. Purp. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2018 A, 4% 8/15/48	7,240,000	7,955,444
Pennsylvania Ctfs. Prtn. Series 2018 A:
5% 7/1/35	750,000	882,240
5% 7/1/36	1,000,000	1,174,197
5% 7/1/37	800,000	939,388
5% 7/1/38	750,000	879,018
5% 7/1/43	2,000,000	2,324,221
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.) Series 2016, 5% 5/1/35	1,585,000	1,790,471
Series 2016:
5% 5/1/29	1,000,000	1,135,205
5% 5/1/31	1,000,000	1,131,688
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of The City of Harrisburg Proj.) Series 2016 A:
5% 12/1/29	4,865,000	5,685,161
5% 12/1/29 (Pre-Refunded to 12/1/26 @ 100)	765,000	894,329
Pennsylvania State Univ. Series 2020 A, 4% 9/1/50	4,100,000	4,615,995
Pennsylvania Tpk. Commission Tpk. Rev. Series 2021 A, 4% 12/1/50	18,000,000	20,104,013
Philadelphia Arpt. Rev. Series 2017 A:
5% 7/1/28	500,000	587,315
5% 7/1/29	500,000	587,291
5% 7/1/30	550,000	646,182
5% 7/1/31	600,000	704,927
5% 7/1/32	550,000	646,363
5% 7/1/33	600,000	705,245
5% 7/1/42	2,390,000	2,802,169
5% 7/1/47	2,000,000	2,342,747
Philadelphia Auth. for Indl. Dev. Series 2017, 5% 11/1/47	11,090,000	12,395,692
Philadelphia Gas Works Rev.:
Series 16 A, 4% 8/1/45 (Assured Guaranty Muni. Corp. Insured)	2,315,000	2,610,180
Series 2015:
5% 8/1/26	1,000,000	1,125,919
5% 8/1/27	1,000,000	1,125,188
5% 8/1/28	2,000,000	2,250,375
Philadelphia Gen. Oblig.:
Series 2019 A:
5% 8/1/23	1,740,000	1,847,544
5% 8/1/25	4,665,000	5,260,946
Series 2019 B:
5% 2/1/33	1,600,000	1,966,202
5% 2/1/36	1,485,000	1,809,455
5% 2/1/37	1,915,000	2,328,007
Philadelphia School District:
Series 2016 F, 5% 9/1/29	3,475,000	3,997,871
Series 2018 A:
5% 9/1/34	1,450,000	1,738,580
5% 9/1/35	1,000,000	1,196,466
Series 2018 B, 5% 9/1/43	1,395,000	1,653,044
Series 2019 A:
4% 9/1/35	2,305,000	2,614,127
4% 9/1/36	2,000,000	2,264,502
5% 9/1/31	1,165,000	1,429,015
5% 9/1/33	2,060,000	2,530,860
5% 9/1/33	6,870,000	8,412,992
Pittsburgh & Allegheny County Parking Sys. Series 2017:
5% 12/15/35	1,125,000	1,329,579
5% 12/15/37	500,000	590,618
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series 2019 B, 5% 9/1/32 (Assured Guaranty Muni. Corp. Insured)	2,000,000	2,589,748
Pocono Mountains Indl. Park Auth. (St. Luke's Hosp. - Monroe Proj.) Series 2015 A, 5% 8/15/40	1,795,000	1,968,539
Southcentral Pennsylvania Gen. Auth. Rev. Series 2019 A:
4% 6/1/44	1,490,000	1,666,342
4% 6/1/49	3,545,000	3,927,545
5% 6/1/44	2,595,000	3,119,386
5% 6/1/49	4,145,000	4,952,572
State Pub. School Bldg. Auth. Lease Rev. (The School District of Philadelphia Proj.) Series 2015 A, 5% 6/1/26	735,000	821,362
Union County Hosp. Auth. Rev. Series 2018 B:
5% 8/1/33	1,000,000	1,129,745
5% 8/1/38	3,205,000	3,624,352
5% 8/1/48	2,850,000	3,221,859

TOTAL PENNSYLVANIA		236,105,892

Rhode Island - 0.4%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	4,875,000	5,435,160
5% 9/1/36	185,000	204,531
Series 2016, 5% 5/15/39	3,285,000	3,646,953
Rhode Island Hsg. & Mtg. Fin. Corp.:
Series 2019 70, 4% 10/1/49	1,155,000	1,232,964
Series 2021 74, 3% 4/1/49	5,390,000	5,644,139

TOTAL RHODE ISLAND		16,163,747

South Carolina - 2.9%
Charleston County Arpt. District Series 2019:
5% 7/1/43	1,600,000	1,911,103
5% 7/1/48	12,000,000	14,350,614
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015, 5% 12/1/24	4,535,000	5,000,521
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	1,615,000	1,749,375
South Carolina Jobs-Econ. Dev. Auth. Series 2019 C, 5% 7/1/32	4,320,000	5,209,583
South Carolina Pub. Svc. Auth. Rev.:
Series 2013 E, 5.5% 12/1/53	14,160,000	15,623,766
Series 2014 A:
5% 12/1/49	16,565,000	18,470,995
5.5% 12/1/54	14,400,000	16,207,144
Series 2015 A, 5% 12/1/50	2,045,000	2,355,404
Series 2015 E, 5.25% 12/1/55	3,265,000	3,849,593
Series 2016 B:
5% 12/1/35	3,630,000	4,223,180
5% 12/1/36	5,445,000	6,327,693
Series 2016 C:
5% 12/1/22	500,000	518,133
5% 12/1/23	840,000	900,864
5% 12/1/24	515,000	569,382
5% 12/1/25	600,000	682,700
5% 12/1/26	1,000,000	1,168,547
5% 12/1/27	1,600,000	1,864,491
South Carolina Trans. Infrastructure Bank Rev. Series 2015 A, 5% 10/1/23	1,430,000	1,528,044
Spartanburg County Reg'l. Health Series 2017 A:
4% 4/15/43	9,915,000	10,976,379
4% 4/15/48	6,915,000	7,582,555
5% 4/15/48	9,380,000	10,960,214

TOTAL SOUTH CAROLINA		132,030,280

South Dakota - 0.2%
South Dakota Health & Edl. Facilities Auth. Rev.:
Series 2014 B, 5% 11/1/44	5,000,000	5,451,527
Series 2017:
5% 7/1/30	850,000	996,692
5% 7/1/35	725,000	848,071

TOTAL SOUTH DAKOTA		7,296,290

Tennessee - 0.8%
Chattanooga Health Ed. & Hsg. Facility Board Rev.:
Series 2019 A1, 4% 8/1/44	1,800,000	1,966,808
Series 2019 A2:
5% 8/1/37	860,000	1,028,220
5% 8/1/44	1,190,000	1,399,355
Greeneville Health & Edl. Facilities Board Series 2018 A:
5% 7/1/23	500,000	528,876
5% 7/1/24	1,000,000	1,056,150
5% 7/1/25	1,000,000	1,055,423
Nashville and Davidson County Metropolitan Govt. Health & Edl. Facilities Board Rev. (Lipscomb Univ. Proj.) Series 2019 A:
4% 10/1/49	2,590,000	2,730,417
5.25% 10/1/58	7,775,000	8,917,984
Shelby County Health Edl. & Hsg. Facilities Board Rev. (Methodist Le Bonheur Health Proj.) Series 2017 A:
5% 5/1/22	705,000	712,961
5% 5/1/23	1,600,000	1,683,077
5% 5/1/25	1,300,000	1,452,906
5% 5/1/27	1,230,000	1,445,889
5% 5/1/29	1,240,000	1,445,378
5% 5/1/30	2,395,000	2,789,059
5% 5/1/31	1,260,000	1,465,937
Tennessee Energy Acquisition Corp. Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	6,645,000	6,848,673

TOTAL TENNESSEE		36,527,113

Texas - 6.1%
Austin Wtr. & Wastewtr. Sys. Rev. Series 2016, 5% 11/15/37	4,010,000	4,650,224
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/40 (Pre-Refunded to 7/1/25 @ 100)	2,000,000	2,251,560
5% 1/1/45 (Pre-Refunded to 7/1/25 @ 100)	1,000,000	1,125,780
Series 2020 A, 5% 1/1/49	3,940,000	4,653,650
Series 2020 B, 5% 1/1/45	1,750,000	2,075,201
Corpus Christi Util. Sys. Rev. Series 2012, 5% 7/15/23	3,400,000	3,464,184
Cypress-Fairbanks Independent School District Series 2016, 5% 2/15/27	1,885,000	2,158,380
Dallas Area Rapid Transit Sales Tax Rev.:
Series 2016 A, 5% 12/1/33 (Pre-Refunded to 12/1/25 @ 100)	1,625,000	1,852,905
Series 2020 A, 5% 12/1/45	1,435,000	1,758,025
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2020 B:
4% 11/1/34	3,410,000	3,947,272
4% 11/1/35	3,030,000	3,503,329
Series 2021 B, 5% 11/1/43	5,860,000	7,141,603
Dallas Independent School District Bonds:
Series 2016, 5%, tender 2/15/22 (a)	30,000	30,052
Series B6, 5%, tender 2/15/22 (a)	775,000	776,330
Garland Elec. Util. Sys. Rev. Series 2021 A:
4% 3/1/46	1,800,000	2,043,322
4% 3/1/51	2,250,000	2,533,678
Grand Parkway Trans. Corp.:
Series 2018 A:
5% 10/1/36	5,000,000	6,038,119
5% 10/1/37	10,000,000	12,079,288
5% 10/1/43	5,500,000	6,608,722
Series 2020 C, 4% 10/1/49	2,900,000	3,220,199
Harris County Toll Road Rev. (Harris County Toll Road Auth. Proj.) Series 2018 A, 5% 8/15/33	2,000,000	2,400,620
Houston Arpt. Sys. Rev. Series 2018 D:
5% 7/1/29	1,900,000	2,284,744
5% 7/1/30	2,500,000	3,003,746
5% 7/1/31	2,250,000	2,710,966
5% 7/1/32	2,000,000	2,406,475
5% 7/1/39	7,080,000	8,386,269
Houston Gen. Oblig. Series 2017 A, 5% 3/1/29	1,080,000	1,261,827
Houston Util. Sys. Rev.:
Series 2014 C, 5% 5/15/28	1,485,000	1,611,789
Series 2016 B, 5% 11/15/33	1,400,000	1,624,222
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/33	1,055,000	1,187,095
5% 10/15/34	1,670,000	1,879,850
5% 10/15/35	1,215,000	1,365,488
5% 10/15/44	835,000	940,301
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.) Series 2018:
5% 5/15/33	4,510,000	5,392,657
5% 5/15/35	2,125,000	2,537,895
Series 2015 B:
5% 5/15/30	4,500,000	5,027,145
5% 5/15/31	7,200,000	8,036,040
Series 2015 D:
5% 5/15/27	1,500,000	1,678,801
5% 5/15/29	2,150,000	2,401,858
New Hope Cultural Ed. Facilities Fin. Corp. (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/28	1,500,000	1,770,382
5% 8/15/47	1,205,000	1,399,997
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/29	2,100,000	2,373,650
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/30	1,425,000	1,611,102
5% 1/1/34	1,000,000	1,160,190
5% 1/1/35	1,300,000	1,508,247
5% 1/1/36	1,200,000	1,391,612
5% 1/1/37	4,705,000	5,453,865
(Sub Lien Proj.) Series 2017 B:
5% 1/1/30	265,000	299,285
5% 1/1/31	370,000	417,570
5% 1/1/33	1,500,000	1,738,745
Series 2008 I, 6.2% 1/1/42 (Pre-Refunded to 1/1/25 @ 100)	1,700,000	1,945,938
Series 2014:
5% 1/1/23	575,000	597,841
5% 1/1/23 (Escrowed to Maturity)	375,000	389,896
5% 1/1/24	1,680,000	1,805,998
5% 1/1/24 (Escrowed to Maturity)	820,000	882,198
Series 2015 A, 5% 1/1/32	1,550,000	1,706,242
Series 2015 B, 5% 1/1/31	7,115,000	7,855,829
Series 2016 A:
5% 1/1/32	3,000,000	3,389,355
5% 1/1/39	1,000,000	1,126,944
Series 2017 A, 5% 1/1/43	4,100,000	4,856,335
Series 2018, 0% 1/1/29 (Assured Guaranty Corp. Insured)	15,110,000	13,264,885
San Antonio Elec. & Gas Sys. Rev.:
Series 2012, 5.25% 2/1/25	1,600,000	1,790,538
Series 2017:
5% 2/1/32	1,250,000	1,476,259
5% 2/1/34	1,500,000	1,767,181
San Antonio Independent School District Series 2016, 5% 8/15/31	2,010,000	2,319,467
San Antonio Wtr. Sys. Rev. Series 2012, 5% 5/15/26	2,560,000	2,593,570
Southwest Higher Ed. Auth. Rev.:
(Southern Methodist Univ. Proj.) Series 2016 A:
5% 10/1/40	3,525,000	4,031,118
5% 10/1/45	4,000,000	4,570,464
(Southern Methodist Univ., TX. Proj.) Series 2017:
5% 10/1/32	750,000	885,784
5% 10/1/41	1,500,000	1,774,319
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. Series 2015, 5% 9/1/30	5,000,000	5,432,595
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A:
5% 2/15/25	395,000	439,643
5% 2/15/41	8,335,000	9,508,103
Series 2018 B, 5% 7/1/43	1,400,000	1,665,237
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	3,547,376	3,680,000
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev.:
Series 2019 A, 4% 3/1/50	3,410,000	3,699,914
Series A, 3.5% 3/1/51	3,000,000	3,211,991
Texas Gen. Oblig. Series 2016, 5% 4/1/41	3,120,000	3,547,052
Texas Private Activity Bond Surface Trans. Corp. (LBJ Infrastructure Group LLC I-635 Managed Lanes Proj.) Series 2020 A:
4% 12/31/36	2,035,000	2,288,139
4% 6/30/37	3,000,000	3,370,287
4% 12/31/37	4,000,000	4,493,716
4% 12/31/38	2,250,000	2,520,872
Texas State Univ. Sys. Fing. Rev.:
Series 2017 A:
5% 3/15/28	3,045,000	3,583,758
5% 3/15/31	2,000,000	2,335,546
Series 2019 A:
4% 3/15/34	2,250,000	2,585,749
4% 3/15/35	2,000,000	2,295,265
Texas Wtr. Dev. Board Rev.:
Series 2018 B, 5% 4/15/49	1,870,000	2,234,950
Series 2020:
5% 8/1/25	1,000,000	1,130,684
5% 8/1/26	2,400,000	2,790,679
Univ. of Houston Univ. Revs. Series 2017 A:
5% 2/15/30	3,145,000	3,587,798
5% 2/15/33	3,500,000	3,982,442
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B, 5% 7/1/29	940,000	1,087,026

TOTAL TEXAS		275,675,863

Utah - 1.2%
Salt Lake City Arpt. Rev.:
Series 2017 B:
5% 7/1/34	1,640,000	1,928,296
5% 7/1/35	1,500,000	1,759,521
5% 7/1/36	1,500,000	1,759,158
5% 7/1/37	1,000,000	1,171,676
5% 7/1/47	1,525,000	1,780,323
Series 2018 B:
5% 7/1/43	3,000,000	3,525,799
5% 7/1/48	3,000,000	3,523,829
Series 2021 B:
5% 7/1/46	5,535,000	6,741,676
5% 7/1/51	22,305,000	26,970,343
Utah County Hosp. Rev. Series 2020 A, 5% 5/15/50	2,015,000	2,442,680

TOTAL UTAH		51,603,301

Vermont - 0.2%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev.:
(Champlain College Proj.) Series 2016 A:
5% 10/15/41	2,400,000	2,627,888
5% 10/15/46	2,800,000	3,049,079
(Middlebury College Proj.) Series 2020, 4% 11/1/50	4,500,000	5,034,737

TOTAL VERMONT		10,711,704

Virginia - 0.9%
Chesapeake Gen. Oblig. Series 2020 A:
5% 8/1/34	1,185,000	1,507,224
5% 8/1/35	1,305,000	1,656,515
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/26	1,960,000	2,129,533
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev.:
(Mary Washington Hosp. Proj.) Series 2016, 3% 6/15/29	370,000	386,100
Series 2016:
4% 6/15/37	345,000	370,351
5% 6/15/28	1,000,000	1,144,494
5% 6/15/33	225,000	253,954
5% 6/15/36	1,000,000	1,126,000
Virginia College Bldg. Auth. Edl. Facilities Rev.:
(21St Century Collage and Equip. Programs) Series 2021 A, 4% 2/1/35	17,055,000	19,987,355
Series 2015 A, 5% 1/1/40 (Pre-Refunded to 1/1/25 @ 100)	1,400,000	1,554,268
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A:
5% 5/15/32	475,000	566,789
5% 5/15/33	2,000,000	2,384,033
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Series 2021 A1, 5% 8/1/27	5,000,000	5,960,259
Winchester Econ. Dev. Auth. Series 2015, 5% 1/1/44	2,500,000	2,802,212

TOTAL VIRGINIA		41,829,087

Washington - 3.1%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series A, 0% 6/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,200,000	1,069,943
Port of Seattle Rev. Series 2016:
5% 2/1/25	1,250,000	1,388,902
5% 2/1/28	2,000,000	2,278,413
Tacoma Elec. Sys. Rev. Series 2017:
5% 1/1/37	1,000,000	1,154,048
5% 1/1/38	1,000,000	1,153,028
Tobacco Settlement Auth. Rev. Series 2013, 5% 6/1/22	3,500,000	3,553,016
Washington Gen. Oblig.:
Series 2015 C:
5% 2/1/33	1,500,000	1,659,199
5% 2/1/34	2,400,000	2,653,225
Series 2017 D, 5% 2/1/33	2,100,000	2,444,489
Series 2018 D, 5% 8/1/33	5,450,000	6,433,339
Series 2021 A, 5% 8/1/43	2,005,000	2,471,651
Series 2021 C, 5% 2/1/43	29,830,000	37,090,201
Series R-2017 A:
5% 8/1/27	945,000	1,094,343
5% 8/1/28	945,000	1,092,108
5% 8/1/30	945,000	1,090,769
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/29	405,000	482,686
5% 7/1/31	860,000	1,018,839
5% 7/1/34	2,645,000	3,116,582
5% 7/1/35	2,350,000	2,763,366
5% 7/1/36	2,250,000	2,642,432
5% 7/1/42	9,220,000	10,808,036
(Providence Health Systems Proj.):
Series 2012 A, 5% 10/1/24	6,700,000	6,898,125
Series 2018 B:
5% 10/1/30	1,200,000	1,449,450
5% 10/1/31	1,500,000	1,809,257
5% 10/1/32	1,035,000	1,248,628
5% 10/1/33	2,500,000	3,018,418
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/29	2,250,000	2,596,053
5% 8/15/30	1,000,000	1,150,203
Series 2015, 5% 1/1/26	2,000,000	2,235,176
Series 2017 B, 4% 8/15/41	7,250,000	8,027,734
Series 2019 A1:
5% 8/1/34	1,895,000	2,280,308
5% 8/1/37	1,000,000	1,195,605
Series 2019 A2:
5% 8/1/35	2,855,000	3,427,139
5% 8/1/39	1,120,000	1,331,756
Series 2020, 5% 9/1/55	10,080,000	12,152,330
Washington Higher Ed. Facilities Auth. Rev. (Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/34	1,600,000	1,807,873
5% 10/1/35	1,000,000	1,129,144
5% 10/1/40	1,625,000	1,826,436
Washington Hsg. Fin. Commission Nonprofit Hsg. Rev. (Judson Park Proj.) Series 2018:
4% 7/1/28 (c)	100,000	103,744
5% 7/1/33 (c)	325,000	346,649
5% 7/1/38 (c)	100,000	106,161
5% 7/1/48 (c)	300,000	316,097

TOTAL WASHINGTON		141,914,901

West Virginia - 0.2%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A, 5% 1/1/33	1,840,000	2,171,186
West Virginia Parkways Auth. Series 2021, 5% 6/1/47	6,000,000	7,418,331

TOTAL WEST VIRGINIA		9,589,517

Wisconsin - 1.7%
Blue Ridge Healthcare Pub. Fin. Auth. Series 2020 A, 4% 1/1/45	1,500,000	1,664,399
Pub. Fin. Auth. Sr Liv Rev. (Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A:
5% 5/15/25 (c)	530,000	565,310
5% 5/15/28 (c)	580,000	621,422
5.25% 5/15/37 (c)	190,000	203,679
5.25% 5/15/42 (c)	235,000	251,538
5.25% 5/15/47 (c)	235,000	251,235
5.25% 5/15/52 (c)	435,000	464,490
Pub. Fin. Auth. Edl. Facilities Series 2018 A:
5.25% 10/1/43	610,000	683,045
5.25% 10/1/48	610,000	679,854
Pub. Fin. Auth. Hosp. Rev. Series 2019 A, 5% 10/1/44	6,165,000	7,280,768
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (c)	515,000	557,166
5% 10/1/48 (c)	660,000	711,887
5% 10/1/53 (c)	1,710,000	1,841,347
Roseman Univ. of Health:
Series 2020, 5% 4/1/50 (c)	1,085,000	1,217,666
Series 2021 A, 4.5% 6/1/56 (c)	12,925,000	12,483,481
Series 2021 B, 6.5% 6/1/56 (c)	3,825,000	3,762,057
Wisconsin Health & Edl. Facilities:
Bonds Series 2018 B, 5%, tender 1/29/25 (a)	10,000,000	11,087,558
Series 2014:
4% 5/1/33	1,475,000	1,535,402
5% 5/1/23	1,410,000	1,478,691
5% 5/1/25	775,000	835,432
Series 2015, 5% 12/15/44	10,000,000	10,970,668
Series 2017 A:
5% 9/1/30 (Pre-Refunded to 9/1/27 @ 100)	1,270,000	1,500,363
5% 9/1/32 (Pre-Refunded to 9/1/27 @ 100)	1,100,000	1,299,527
Series 2019 A:
2.25% 11/1/26	1,055,000	1,058,635
5% 11/1/39	4,210,000	4,618,242
Series 2019 B1, 2.825% 11/1/28	1,190,000	1,189,993
Series 2019 B2, 2.55% 11/1/27	760,000	762,231
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2012:
5% 10/1/24	1,400,000	1,436,611
5% 6/1/27	1,000,000	1,014,659
5% 6/1/39	1,190,000	1,205,879
Wisconsin St Gen. Fund Annual Appropriation Series 2019 A, 5% 5/1/29	3,000,000	3,543,175

TOTAL WISCONSIN		76,776,410

TOTAL MUNICIPAL BONDS
(Cost $4,343,276,281)		4,506,548,186
	Shares	Value

Money Market Funds - 1.6%
Fidelity Tax-Free Cash Central Fund 0.08%(f)(g)
(Cost $70,101,436)	70,087,422	70,108,427
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $4,413,377,717)		4,576,656,613
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(58,389,882)
NET ASSETS - 100%		$4,518,266,731

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $52,080,426 or 1.2% of net assets.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (f) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Tax-Free Cash Central Fund.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Tax-Free Cash Central Fund 0.08%	$144,334,000	$641,048,997	$715,282,000	$83,055	$439	$6,991	$70,108,427	7.2%
Total	$144,334,000	$641,048,997	$715,282,000	$83,055	$439	$6,991	$70,108,427

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$4,506,548,186	$--	$4,506,548,186	$--
Money Market Funds	70,108,427	70,108,427	--	--
Total Investments in Securities:	$4,576,656,613	$70,108,427	$4,506,548,186	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	27.8%
Health Care	20.9%
Transportation	17.7%
Special Tax	7.3%
Education	7.2%
Electric Utilities	6.8%
Others* (Individually Less Than 5%)	12.3%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $4,343,276,281)	$4,506,548,186
Fidelity Central Funds (cost $70,101,436)	70,108,427
Total Investment in Securities (cost $4,413,377,717)		$4,576,656,613
Cash		224,733
Receivable for fund shares sold		3,478,049
Dividends receivable		27
Interest receivable		44,145,384
Distributions receivable from Fidelity Central Funds		5,098
Prepaid expenses		3,819
Receivable from investment adviser for expense reductions		763,480
Other receivables		217
Total assets		4,625,277,420
Liabilities
Payable for investments purchased on a delayed delivery basis	$85,218,124
Payable for fund shares redeemed	14,981,243
Distributions payable	4,982,315
Accrued management fee	1,341,262
Other affiliated payables	403,839
Other payables and accrued expenses	83,906
Total liabilities		107,010,689
Net Assets		$4,518,266,731
Net Assets consist of:
Paid in capital		$4,354,393,479
Total accumulated earnings (loss)		163,873,252
Net Assets		$4,518,266,731
Net Asset Value, offering price and redemption price per share ($4,518,266,731 ÷ 383,334,898 shares)		$11.79

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2022
Investment Income
Interest		$122,032,061
Income from Fidelity Central Funds		79,798
Total income		122,111,859
Expenses
Management fee	$16,064,573
Transfer agent fees	4,135,553
Accounting fees and expenses	643,826
Custodian fees and expenses	41,943
Independent trustees' fees and expenses	13,760
Registration fees	127,279
Audit	62,837
Legal	8,565
Miscellaneous	19,559
Total expenses before reductions	21,117,895
Expense reductions	(9,588,987)
Total expenses after reductions		11,528,908
Net investment income (loss)		110,582,951
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	14,006,789
Fidelity Central Funds	439
Capital gain distributions from Fidelity Central Funds	3,257
Total net realized gain (loss)		14,010,485
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(182,621,879)
Fidelity Central Funds	6,991
Total change in net unrealized appreciation (depreciation)		(182,614,888)
Net gain (loss)		(168,604,403)
Net increase (decrease) in net assets resulting from operations		$(58,021,452)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2022	Year ended January 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$110,582,951	$109,918,319
Net realized gain (loss)	14,010,485	7,566,446
Change in net unrealized appreciation (depreciation)	(182,614,888)	22,377,211
Net increase (decrease) in net assets resulting from operations	(58,021,452)	139,861,976
Distributions to shareholders	(123,268,008)	(121,502,501)
Share transactions
Proceeds from sales of shares	913,491,530	1,043,223,645
Reinvestment of distributions	57,887,688	57,315,370
Cost of shares redeemed	(746,733,438)	(1,102,822,650)
Net increase (decrease) in net assets resulting from share transactions	224,645,780	(2,283,635)
Total increase (decrease) in net assets	43,356,320	16,075,840
Net Assets
Beginning of period	4,474,910,411	4,458,834,571
End of period	$4,518,266,731	$4,474,910,411
Other Information
Shares
Sold	74,806,481	87,410,198
Issued in reinvestment of distributions	4,763,272	4,802,393
Redeemed	(61,459,051)	(94,544,900)
Net increase (decrease)	18,110,702	(2,332,309)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Tax-Free Bond Fund

Years ended January 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$12.25	$12.13	$11.37	$11.39	$11.30
Income from Investment Operations
Net investment income (loss)A,B	.291	.312	.337	.340	.352
Net realized and unrealized gain (loss)	(.427)	.152	.772	.003	.139
Total from investment operations	(.136)	.464	1.109	.343	.491
Distributions from net investment income	(.291)	(.312)	(.337)	(.340)	(.352)
Distributions from net realized gain	(.033)	(.032)	(.012)	(.023)	(.049)
Total distributions	(.324)	(.344)	(.349)	(.363)	(.401)
Net asset value, end of period	$11.79	$12.25	$12.13	$11.37	$11.39
Total ReturnC	(1.16)%	3.94%	9.87%	3.09%	4.38%
Ratios to Average Net AssetsB,D,E
Expenses before reductions	.46%	.46%	.46%	.46%	.46%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	2.39%	2.62%	2.86%	3.02%	3.06%
Supplemental Data
Net assets, end of period (000 omitted)	$4,518,267	$4,474,910	$4,458,835	$3,611,503	$3,777,700
Portfolio turnover rateF	8%	19%	8%	23%	17%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2022

1. Organization.

Fidelity Tax-Free Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$201,213,308
Gross unrealized depreciation	$(37,714,318)
Net unrealized appreciation (depreciation)	$163,498,990
Tax Cost	$4,413,157,623

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$550,807
Net unrealized appreciation (depreciation) on securities and other investments	$163,498,990

The tax character of distributions paid was as follows:

	January 31, 2022	January 31, 2021
Tax-exempt Income	$110,516,107	$109,851,350
Ordinary Income	–	2,977,380
Long-term Capital Gains	12,751,901	8,673,771
Total	$123,268,008	$ 121,502,501

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Tax-Free Bond Fund	778,258,027	355,927,322

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .09% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Tax-Free Bond Fund	.01

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Tax-Free Bond Fund	$7,843

7. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .25% of average net assets. This reimbursement will remain in place through May 31, 2023. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $9,528,446.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2,148.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $58,393.

8. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Tax-Free Bond Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Tax-Free Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 15, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as a member of the Board of McKesson Corporation (healthcare service, 2002-2021). In addition, Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2021 to January 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2021	Ending Account Value January 31, 2022	Expenses Paid During Period-B August 1, 2021 to January 31, 2022
Fidelity Tax-Free Bond Fund	.25%
Actual		$1,000.00	$968.70	$1.24
Hypothetical-C		$1,000.00	$1,023.95	$1.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Tax-Free Bond Fund voted to pay on March 7, 2022, to shareholders of record at the opening of business on March 4, 2022, a distribution of $0.002 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2022, $14,010,807, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2022, 100% of the fund's income dividends was free from federal income tax, and 0.00% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Tax-Free Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2020.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total expense ratio ranked below the similar sales load structure group competitive median for 2020 and below the ASPG competitive median for 2020.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.25% through May 31, 2022.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SFB-ANN-0422
1.769635.120

Fidelity® Series Large Cap Value Index Fund

Annual Report

January 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

The fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). The LSE Group does not accept any liability whatsoever to any person arising out of the use of the fund or the underlying data.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2022	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Large Cap Value Index Fund	23.41%	10.52%	10.10%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Large Cap Value Index Fund on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$22,099	Fidelity® Series Large Cap Value Index Fund
$22,450	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 23.29% for the 12 months ending January 31, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021, driven by improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market in January, with stocks sliding (-5.17%) as investors digested the Fed’s accelerated plan to hike interest rates amid soaring inflation, growing geopolitical tension and persistent coronavirus concerns. The January pullback – the largest opening-month decline since 2009 – was most sharply felt in more-speculative stocks, while fundamentally sound equities held steadier for the 12 months.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending January 31, 2022, the fund gained 23.41%, roughly in line with the 23.37% advance of the benchmark Russell 1000® Value Index. By sector, financials gained 38% and contributed most. Energy, which gained roughly 78%, also helped, as did health care, which advanced approximately 16%. The industrials sector rose 18%, consumer staples gained about 21% and real estate advanced 34%. Other notable contributors included the consumer discretionary (+18%), materials (+22%), information technology (+9%), utilities (+15%) and communication services (+2%) sectors. Turning to individual stocks, the top contributor was Berkshire Hathaway (+37%), from the diversified financials category. In energy, Exxon Mobil (+79%) was helpful, and Bank of America (+58%) from the banks industry also contributed. Alphabet, within the media & entertainment segment, rose about 48%, and Pfizer, within the pharmaceuticals, biotechnology & life sciences group, gained 52% and boosted the fund. Conversely, the biggest individual detractor was Disney (-15%), from the media & entertainment segment, followed by Intel (-10%), which is in the semiconductors & semiconductor equipment category. Within software & services, Twilio returned roughly -43% and hurt. Other detractors were Teladoc Health (-71%), a stock in the health care equipment & services group, and T-Mobile (-14%), from the telecommunication services industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2022

% of fund's net assets
Berkshire Hathaway, Inc. Class B	2.8
Johnson & Johnson	2.2
JPMorgan Chase & Co.	2.1
UnitedHealth Group, Inc.	2.0
Procter & Gamble Co.	1.9
Bank of America Corp.	1.6
Exxon Mobil Corp.	1.6
Pfizer, Inc.	1.4
Chevron Corp.	1.2
The Walt Disney Co.	1.2
18.0

Top Market Sectors as of January 31, 2022

% of fund's net assets
Financials	21.3
Health Care	17.5
Industrials	11.1
Information Technology	9.7
Consumer Staples	7.5
Communication Services	7.4
Energy	6.2
Consumer Discretionary	5.4
Utilities	5.1
Real Estate	4.9

Asset Allocation (% of fund's net assets)

As of January 31, 2022*
Stocks and Equity Futures	100.0%

 * Foreign investments - 4.5%

Schedule of Investments January 31, 2022

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
COMMUNICATION SERVICES - 7.4%
Diversified Telecommunication Services - 2.0%
AT&T, Inc.	2,062,645	$52,597,448
Lumen Technologies, Inc.	294,139	3,635,558
Verizon Communications, Inc.	1,196,597	63,694,858
		119,927,864
Entertainment - 1.8%
Activision Blizzard, Inc.	222,938	17,614,331
Electronic Arts, Inc.	81,829	10,855,435
Live Nation Entertainment, Inc. (a)	24,544	2,687,813
Madison Square Garden Sports Corp. (a)(b)	3,341	554,840
Take-Two Interactive Software, Inc. (a)	26,407	4,313,319
The Walt Disney Co. (a)	497,556	71,135,581
World Wrestling Entertainment, Inc. Class A (b)	1,685	84,149
Zynga, Inc. (a)	155,487	1,410,267
		108,655,735
Interactive Media & Services - 1.3%
Alphabet, Inc.:
Class A (a)	12,072	32,667,677
Class C (a)	11,264	30,570,158
IAC (a)	22,045	3,010,024
TripAdvisor, Inc. (a)(b)	11,117	301,827
Twitter, Inc. (a)	201,421	7,555,302
Vimeo, Inc. (a)	3,368	49,341
		74,154,329
Media - 2.0%
Altice U.S.A., Inc. Class A (a)	18,188	262,271
Cable One, Inc.	734	1,133,832
Charter Communications, Inc. Class A (a)	1,908	1,132,093
Comcast Corp. Class A	1,316,934	65,833,531
Discovery Communications, Inc.:
Class A (a)	47,721	1,331,893
Class C (non-vtg.) (a)	90,922	2,486,717
DISH Network Corp. Class A (a)	71,650	2,249,810
Fox Corp.:
Class A	91,902	3,732,140
Class B	43,382	1,612,943
Interpublic Group of Companies, Inc.	113,041	4,017,477
Liberty Broadband Corp.:
Class A (a)	6,667	975,715
Class C (a)	40,776	6,051,566
Liberty Media Corp.:
Liberty Formula One Group Series C (a)	57,356	3,454,552
Liberty Media Class A (a)	6,692	366,722
Liberty SiriusXM Series A (a)	26,818	1,240,333
Liberty SiriusXM Series C (a)	46,056	2,142,986
Loyalty Ventures, Inc. (a)	5,723	167,741
News Corp.:
Class A	112,676	2,505,914
Class B	34,797	773,885
Nexstar Broadcasting Group, Inc. Class A	10,587	1,750,878
Omnicom Group, Inc.	60,733	4,576,839
Sirius XM Holdings, Inc. (b)	254,357	1,617,711
The New York Times Co. Class A	47,605	1,905,628
ViacomCBS, Inc.:
Class A (b)	2,381	87,097
Class B	168,160	5,624,952
		117,035,226
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc. (a)	170,094	18,399,068

TOTAL COMMUNICATION SERVICES		438,172,222

CONSUMER DISCRETIONARY - 5.4%
Auto Components - 0.3%
Aptiv PLC (a)	63,604	8,687,034
BorgWarner, Inc.	69,066	3,028,544
Gentex Corp.	68,246	2,142,924
Lear Corp.	17,307	2,895,807
QuantumScape Corp. Class A (a)(b)	20,196	337,071
		17,091,380
Automobiles - 0.8%
Ford Motor Co.	1,129,600	22,930,880
General Motors Co. (a)	396,909	20,929,012
Harley-Davidson, Inc. (b)	44,206	1,528,201
Rivian Automotive, Inc. (b)	30,911	2,032,089
Thor Industries, Inc. (b)	9,080	858,877
		48,279,059
Distributors - 0.2%
Genuine Parts Co.	40,171	5,351,982
LKQ Corp.	78,447	4,305,956
		9,657,938
Diversified Consumer Services - 0.1%
Bright Horizons Family Solutions, Inc. (a)	3,509	450,591
Chegg, Inc. (a)	9,828	260,147
Frontdoor, Inc. (a)	7,768	281,978
Grand Canyon Education, Inc. (a)	11,399	953,868
H&R Block, Inc. (b)	9,921	226,794
Mister Car Wash, Inc. (b)	4,275	73,530
Service Corp. International	46,266	2,855,538
Terminix Global Holdings, Inc. (a)	34,984	1,509,210
		6,611,656
Hotels, Restaurants & Leisure - 1.6%
ARAMARK Holdings Corp. (b)	66,078	2,265,815
Boyd Gaming Corp.	18,584	1,105,005
Caesars Entertainment, Inc. (a)	22,304	1,698,227
Carnival Corp. (a)(b)	245,712	4,867,555
Darden Restaurants, Inc.	12,049	1,685,294
Domino's Pizza, Inc.	3,350	1,523,078
Hilton Worldwide Holdings, Inc. (a)	26,082	3,784,759
Hyatt Hotels Corp. Class A (a)	14,283	1,308,466
Marriott Vacations Worldwide Corp.	12,009	1,950,021
McDonald's Corp.	177,264	45,991,145
MGM Resorts International	112,528	4,807,196
Norwegian Cruise Line Holdings Ltd. (a)(b)	106,503	2,218,457
Penn National Gaming, Inc. (a)	44,497	2,029,508
Planet Fitness, Inc. (a)	7,473	662,407
Royal Caribbean Cruises Ltd. (a)(b)	63,217	4,918,915
Six Flags Entertainment Corp. (a)	13,751	543,027
Travel+Leisure Co.	8,199	465,703
Wyndham Hotels & Resorts, Inc.	9,736	817,337
Yum China Holdings, Inc.	113,938	5,488,393
Yum! Brands, Inc.	77,484	9,698,672
		97,828,980
Household Durables - 0.6%
D.R. Horton, Inc.	55,625	4,962,863
Garmin Ltd.	43,667	5,433,048
Leggett & Platt, Inc.	38,379	1,529,403
Lennar Corp.:
Class A	77,271	7,426,516
Class B	4,412	356,181
Mohawk Industries, Inc. (a)	15,848	2,501,924
Newell Brands, Inc.	109,682	2,545,719
NVR, Inc. (a)	303	1,614,148
PulteGroup, Inc.	51,571	2,717,276
Toll Brothers, Inc.	19,012	1,121,138
TopBuild Corp. (a)(b)	1,640	381,546
Whirlpool Corp.	17,143	3,603,287
		34,193,049
Internet & Direct Marketing Retail - 0.0%
Doordash, Inc. (a)	5,057	573,919
Qurate Retail, Inc. Series A	104,092	731,767
Wayfair LLC Class A (a)(b)	9,784	1,525,521
		2,831,207
Leisure Products - 0.1%
Brunswick Corp.	19,356	1,757,331
Hasbro, Inc.	36,886	3,411,217
Hayward Holdings, Inc. (b)	14,335	282,256
Polaris, Inc.	5,021	565,314
		6,016,118
Multiline Retail - 0.6%
Dollar General Corp.	38,529	8,032,526
Dollar Tree, Inc. (a)	64,237	8,429,179
Kohl's Corp.	43,100	2,573,501
Nordstrom, Inc. (a)(b)	4,877	109,733
Ollie's Bargain Outlet Holdings, Inc. (a)(b)	18,762	899,450
Target Corp.	77,727	17,133,363
		37,177,752
Specialty Retail - 0.8%
Advance Auto Parts, Inc.	18,159	4,203,990
AutoNation, Inc. (a)	11,939	1,301,351
AutoZone, Inc. (a)	4,749	9,433,176
Bath & Body Works, Inc.	29,786	1,670,101
Best Buy Co., Inc.	54,557	5,416,419
Burlington Stores, Inc. (a)	1,112	263,466
CarMax, Inc. (a)(b)	42,996	4,779,865
Dick's Sporting Goods, Inc. (b)	18,127	2,091,856
Foot Locker, Inc.	25,933	1,158,686
Gap, Inc.	57,893	1,046,127
Leslie's, Inc. (a)(b)	4,412	91,902
Lithia Motors, Inc. Class A (sub. vtg.)	7,710	2,252,322
O'Reilly Automotive, Inc. (a)	13,358	8,706,077
Penske Automotive Group, Inc.	8,862	900,645
Petco Health & Wellness Co., Inc. (b)	14,977	280,819
Victoria's Secret & Co. (a)	9,131	509,784
Vroom, Inc. (a)(b)	24,946	200,067
Williams-Sonoma, Inc.	5,106	819,717
		45,126,370
Textiles, Apparel & Luxury Goods - 0.3%
Capri Holdings Ltd. (a)	42,592	2,558,501
Carter's, Inc.	11,910	1,109,059
Columbia Sportswear Co.	10,575	982,100
Deckers Outdoor Corp. (a)	6,824	2,185,250
Hanesbrands, Inc.	40,126	646,029
PVH Corp.	20,479	1,945,710
Ralph Lauren Corp.	13,798	1,529,370
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	33,777	1,418,634
Tapestry, Inc.	72,448	2,749,402
Under Armour, Inc.:
Class A (sub. vtg.) (a)	54,275	1,021,998
Class C (non-vtg.) (a)	59,047	944,162
VF Corp.	33,355	2,175,080
		19,265,295

TOTAL CONSUMER DISCRETIONARY		324,078,804

CONSUMER STAPLES - 7.5%
Beverages - 0.9%
Brown-Forman Corp.:
Class A	6,431	402,838
Class B (non-vtg.)	26,837	1,809,619
Constellation Brands, Inc. Class A (sub. vtg.)	45,039	10,708,022
Keurig Dr. Pepper, Inc.	201,614	7,651,251
Molson Coors Beverage Co. Class B	51,477	2,453,394
Monster Beverage Corp. (a)	7,694	667,224
PepsiCo, Inc.	67,824	11,768,820
The Coca-Cola Co.	329,621	20,110,177
		55,571,345
Food & Staples Retailing - 1.5%
Albertsons Companies, Inc. (b)	44,844	1,262,359
Casey's General Stores, Inc.	10,631	1,996,608
Costco Wholesale Corp.	8,298	4,191,569
Grocery Outlet Holding Corp. (a)(b)	25,122	637,596
Kroger Co.	213,324	9,298,793
U.S. Foods Holding Corp. (a)	63,698	2,245,991
Walgreens Boots Alliance, Inc.	207,042	10,302,410
Walmart, Inc.	414,228	57,913,217
		87,848,543
Food Products - 1.8%
Archer Daniels Midland Co.	160,646	12,048,450
Beyond Meat, Inc. (a)(b)	1,997	130,065
Bunge Ltd.	39,628	3,917,624
Campbell Soup Co. (b)	56,273	2,482,765
Conagra Brands, Inc.	135,124	4,696,910
Darling Ingredients, Inc. (a)(b)	44,130	2,814,170
Flowers Foods, Inc.	54,111	1,522,142
General Mills, Inc.	176,136	12,097,020
Hormel Foods Corp. (b)	81,582	3,872,698
Ingredion, Inc.	19,344	1,831,877
Kellogg Co.	40,376	2,543,688
Lamb Weston Holdings, Inc.	29,644	1,903,441
McCormick & Co., Inc. (non-vtg.)	71,973	7,219,612
Mondelez International, Inc.	402,624	26,987,887
Pilgrim's Pride Corp. (a)	8,106	226,725
Post Holdings, Inc. (a)	17,014	1,800,421
Seaboard Corp.	73	278,859
The Hain Celestial Group, Inc. (a)(b)	26,246	958,766
The Hershey Co.	5,985	1,179,464
The J.M. Smucker Co.	30,256	4,253,388
The Kraft Heinz Co.	200,403	7,174,427
Tyson Foods, Inc. Class A	82,852	7,530,418
		107,470,817
Household Products - 2.3%
Church & Dwight Co., Inc.	67,027	6,880,322
Colgate-Palmolive Co.	113,286	9,340,431
Kimberly-Clark Corp.	48,355	6,656,066
Procter & Gamble Co.	694,941	111,503,283
Reynolds Consumer Products, Inc. (b)	15,697	475,148
Spectrum Brands Holdings, Inc.	12,040	1,076,135
The Clorox Co.	6,745	1,132,216
		137,063,601
Personal Products - 0.0%
Coty, Inc. Class A (a)	97,897	830,167
Herbalife Nutrition Ltd. (a)(b)	24,495	1,041,282
Olaplex Holdings, Inc.	18,827	411,182
		2,282,631
Tobacco - 1.0%
Altria Group, Inc.	237,380	12,077,894
Philip Morris International, Inc.	449,636	46,245,063
		58,322,957

TOTAL CONSUMER STAPLES		448,559,894

ENERGY - 6.2%
Energy Equipment & Services - 0.5%
Baker Hughes Co. Class A	212,617	5,834,210
Halliburton Co.	242,077	7,441,447
NOV, Inc.	112,379	1,845,263
Schlumberger Ltd.	403,795	15,776,271
		30,897,191
Oil, Gas & Consumable Fuels - 5.7%
Antero Midstream GP LP (b)	96,163	956,822
APA Corp.	104,550	3,472,106
Chevron Corp.	558,632	73,365,141
ConocoPhillips Co.	380,980	33,762,448
Continental Resources, Inc. (b)	16,780	871,553
Coterra Energy, Inc.	192,877	4,224,006
Devon Energy Corp.	194,487	9,835,208
Diamondback Energy, Inc.	27,402	3,457,036
DT Midstream, Inc.	27,876	1,441,189
EOG Resources, Inc.	148,309	16,533,487
EQT Corp.	87,832	1,866,430
Exxon Mobil Corp.	1,222,869	92,889,129
Hess Corp.	74,564	6,881,512
HollyFrontier Corp.	43,201	1,518,947
Kinder Morgan, Inc.	561,599	9,749,359
Marathon Oil Corp.	223,354	4,348,702
Marathon Petroleum Corp.	177,421	12,729,957
Occidental Petroleum Corp.	212,855	8,018,248
ONEOK, Inc.	127,980	7,765,826
Phillips 66 Co.	126,338	10,712,199
Pioneer Natural Resources Co.	34,497	7,551,048
Targa Resources Corp.	64,977	3,838,841
The Williams Companies, Inc.	350,736	10,501,036
Valero Energy Corp.	117,803	9,774,115
		336,064,345

TOTAL ENERGY		366,961,536

FINANCIALS - 21.3%
Banks - 8.4%
Bank of America Corp.	2,079,657	95,955,374
Bank of Hawaii Corp. (b)	11,440	984,641
Bank OZK	35,042	1,641,718
BOK Financial Corp. (b)	8,670	889,109
Citigroup, Inc.	572,882	37,306,076
Citizens Financial Group, Inc.	100,848	5,190,647
Comerica, Inc.	37,788	3,505,971
Commerce Bancshares, Inc.	32,214	2,219,867
Cullen/Frost Bankers, Inc. (b)	16,465	2,321,730
East West Bancorp, Inc.	40,689	3,513,088
Fifth Third Bancorp	196,589	8,773,767
First Citizens Bancshares, Inc.	3,504	2,729,896
First Hawaiian, Inc.	36,981	1,048,411
First Horizon National Corp.	154,446	2,642,571
First Republic Bank	51,370	8,917,318
FNB Corp., Pennsylvania	98,794	1,276,418
Huntington Bancshares, Inc.	414,204	6,237,912
JPMorgan Chase & Co.	847,869	125,993,333
KeyCorp	267,644	6,707,159
M&T Bank Corp.	37,000	6,267,060
PacWest Bancorp	33,473	1,554,151
Peoples United Financial, Inc.	122,603	2,376,046
Pinnacle Financial Partners, Inc.	21,430	2,072,495
PNC Financial Services Group, Inc.	122,495	25,232,745
Popular, Inc.	22,844	2,036,999
Prosperity Bancshares, Inc.	25,764	1,887,213
Regions Financial Corp.	277,308	6,361,446
Signature Bank	17,106	5,211,001
Sterling Bancorp	50,617	1,330,721
SVB Financial Group (a)	16,328	9,533,919
Synovus Financial Corp.	38,775	1,929,444
Truist Financial Corp.	387,762	24,359,209
U.S. Bancorp	387,525	22,550,080
Umpqua Holdings Corp.	62,357	1,264,600
Webster Financial Corp.	27,894	1,584,658
Wells Fargo & Co.	1,154,997	62,138,839
Western Alliance Bancorp.	13,800	1,368,822
Wintrust Financial Corp.	16,352	1,603,641
Zions Bancorp NA	44,435	3,013,582
		501,531,677
Capital Markets - 4.9%
Affiliated Managers Group, Inc.	11,695	1,709,926
Ameriprise Financial, Inc.	14,231	4,330,636
Ares Management Corp.	4,966	395,890
Bank of New York Mellon Corp.	218,324	12,937,880
BlackRock, Inc. Class A	41,275	33,966,849
Carlyle Group LP	46,804	2,389,344
Cboe Global Markets, Inc.	30,669	3,635,197
Charles Schwab Corp.	434,285	38,086,795
CME Group, Inc.	103,497	23,752,562
Evercore, Inc. Class A	10,960	1,368,027
FactSet Research Systems, Inc.	1,524	642,960
Franklin Resources, Inc.	83,392	2,666,042
Goldman Sachs Group, Inc.	88,847	31,512,254
Interactive Brokers Group, Inc. (b)	23,174	1,580,235
Intercontinental Exchange, Inc.	160,529	20,332,603
Invesco Ltd.	96,195	2,179,779
Janus Henderson Group PLC (b)	48,781	1,800,019
Jefferies Financial Group, Inc.	63,103	2,312,094
KKR & Co. LP	160,484	11,420,041
Lazard Ltd. Class A	28,768	1,255,436
Moody's Corp.	2,431	833,833
Morgan Stanley	386,626	39,644,630
Morningstar, Inc.	634	182,218
MSCI, Inc.	6,733	3,609,696
NASDAQ, Inc.	33,562	6,014,646
Northern Trust Corp.	59,220	6,907,421
Raymond James Financial, Inc.	50,542	5,350,882
S&P Global, Inc.	20,298	8,428,136
SEI Investments Co.	30,826	1,806,712
State Street Corp.	105,299	9,950,756
Stifel Financial Corp.	29,417	2,203,333
T. Rowe Price Group, Inc.	43,487	6,715,697
Tradeweb Markets, Inc. Class A	30,263	2,565,395
Virtu Financial, Inc. Class A	25,224	780,178
		293,268,102
Consumer Finance - 0.8%
Ally Financial, Inc.	99,848	4,764,747
American Express Co.	66,047	11,876,572
Capital One Financial Corp.	121,984	17,898,712
Credit Acceptance Corp. (a)(b)	2,157	1,163,831
Discover Financial Services	38,024	4,401,278
OneMain Holdings, Inc.	32,412	1,674,404
SLM Corp.	84,360	1,547,162
Synchrony Financial	128,054	5,453,820
		48,780,526
Diversified Financial Services - 2.9%
Apollo Global Management, Inc.	38,297	2,680,790
Berkshire Hathaway, Inc. Class B (a)	529,653	165,791,975
Equitable Holdings, Inc.	104,541	3,516,759
Voya Financial, Inc. (b)	31,813	2,162,011
		174,151,535
Insurance - 4.0%
AFLAC, Inc.	188,580	11,846,596
Alleghany Corp. (a)	3,410	2,264,240
Allstate Corp.	82,518	9,957,447
American Financial Group, Inc.	19,547	2,546,583
American International Group, Inc.	239,741	13,845,043
Aon PLC	25,921	7,165,601
Arch Capital Group Ltd. (a)	81,586	3,779,064
Arthur J. Gallagher & Co.	59,093	9,333,148
Assurant, Inc.	16,385	2,498,876
Assured Guaranty Ltd.	19,382	1,032,867
Axis Capital Holdings Ltd.	22,356	1,273,845
Brighthouse Financial, Inc. (a)	22,936	1,248,865
Brown & Brown, Inc.	63,680	4,220,710
Chubb Ltd.	123,790	24,421,291
Cincinnati Financial Corp.	43,205	5,090,845
CNA Financial Corp.	7,984	366,545
Erie Indemnity Co. Class A	2,233	411,095
Everest Re Group Ltd.	8,663	2,455,094
Fidelity National Financial, Inc.	78,657	3,960,380
First American Financial Corp.	30,708	2,288,053
Globe Life, Inc.	28,873	2,953,708
GoHealth, Inc. (a)(b)	2,021	5,578
Hanover Insurance Group, Inc.	10,304	1,421,540
Hartford Financial Services Group, Inc.	98,049	7,046,782
Kemper Corp. (b)	17,273	1,036,035
Lemonade, Inc. (a)(b)	9,893	315,883
Lincoln National Corp.	43,982	3,077,860
Loews Corp.	61,631	3,676,905
Markel Corp. (a)	3,247	4,002,707
Marsh & McLennan Companies, Inc.	129,363	19,875,331
Mercury General Corp. (b)	7,693	420,499
MetLife, Inc.	205,503	13,781,031
Old Republic International Corp.	80,742	2,069,417
Primerica, Inc.	11,301	1,744,196
Principal Financial Group, Inc.	75,521	5,517,564
Progressive Corp.	168,637	18,324,096
Prudential Financial, Inc.	109,164	12,179,427
Reinsurance Group of America, Inc.	19,566	2,246,764
RenaissanceRe Holdings Ltd.	7,341	1,153,785
The Travelers Companies, Inc.	70,933	11,787,646
Unum Group	58,832	1,493,156
W.R. Berkley Corp.	39,803	3,363,354
White Mountains Insurance Group Ltd.	843	877,529
Willis Towers Watson PLC	35,798	8,375,300
		236,752,281
Mortgage Real Estate Investment Trusts - 0.2%
AGNC Investment Corp.	151,224	2,251,725
Annaly Capital Management, Inc.	402,901	3,182,918
New Residential Investment Corp.	124,958	1,330,803
Starwood Property Trust, Inc.	83,487	2,066,303
		8,831,749
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp.	93,625	1,421,228
New York Community Bancorp, Inc.	130,316	1,519,485
TFS Financial Corp.	14,226	247,248
UWM Holdings Corp. Class A (b)	13,444	69,505
		3,257,466

TOTAL FINANCIALS		1,266,573,336

HEALTH CARE - 17.5%
Biotechnology - 1.4%
Amgen, Inc.	29,028	6,593,420
Biogen, Inc. (a)	42,203	9,537,878
BioMarin Pharmaceutical, Inc. (a)(b)	52,605	4,662,381
Exact Sciences Corp. (a)(b)	3,700	282,532
Exelixis, Inc. (a)	12,877	233,074
Gilead Sciences, Inc.	362,471	24,894,508
Horizon Therapeutics PLC (a)	51,184	4,777,003
Incyte Corp. (a)	7,688	571,449
Ionis Pharmaceuticals, Inc. (a)	3,258	103,604
Iovance Biotherapeutics, Inc. (a)	29,949	498,651
Mirati Therapeutics, Inc. (a)(b)	2,008	239,554
Natera, Inc. (a)(b)	1,650	116,573
Regeneron Pharmaceuticals, Inc. (a)	25,840	15,725,966
Repligen Corp. (a)	917	181,878
Sage Therapeutics, Inc. (a)	14,773	582,352
Seagen, Inc. (a)	4,105	552,164
Ultragenyx Pharmaceutical, Inc. (a)(b)	4,816	336,783
United Therapeutics Corp. (a)	12,723	2,568,392
Vertex Pharmaceuticals, Inc. (a)	44,075	10,712,429
		83,170,591
Health Care Equipment & Supplies - 3.0%
Abbott Laboratories	250,776	31,963,909
Baxter International, Inc.	145,089	12,396,404
Becton, Dickinson & Co.	82,395	20,939,865
Boston Scientific Corp. (a)	409,525	17,568,623
Dentsply Sirona, Inc.	62,670	3,347,831
Envista Holdings Corp. (a)	46,401	2,006,379
Figs, Inc. Class A (a)(b)	21,366	480,308
Globus Medical, Inc. (a)	21,464	1,432,293
Hologic, Inc. (a)	72,366	5,082,988
ICU Medical, Inc. (a)	5,751	1,227,033
Integra LifeSciences Holdings Corp. (a)	20,867	1,350,930
Masimo Corp. (a)	3,958	870,245
Medtronic PLC	387,684	40,121,417
Quidel Corp. (a)(b)	10,576	1,093,135
ResMed, Inc.	4,141	946,633
STERIS PLC	21,243	4,766,929
Stryker Corp.	57,679	14,307,276
Tandem Diabetes Care, Inc. (a)	1,073	126,732
Teleflex, Inc.	11,095	3,441,558
The Cooper Companies, Inc.	13,960	5,560,268
Zimmer Biomet Holdings, Inc.	60,223	7,408,633
		176,439,389
Health Care Providers & Services - 4.8%
Acadia Healthcare Co., Inc. (a)	25,531	1,344,207
agilon health, Inc. (a)(b)	3,079	51,050
Amedisys, Inc. (a)	1,067	144,152
AmerisourceBergen Corp.	42,836	5,834,263
Anthem, Inc.	70,718	31,185,931
Cardinal Health, Inc.	33,301	1,717,333
Centene Corp. (a)	166,949	12,981,954
Chemed Corp.	3,197	1,499,105
Cigna Corp.	93,959	21,653,791
CVS Health Corp.	380,052	40,479,339
DaVita HealthCare Partners, Inc. (a)	5,764	624,645
Encompass Health Corp.	11,985	743,549
Henry Schein, Inc. (a)	40,029	3,014,184
Humana, Inc.	37,224	14,610,420
Laboratory Corp. of America Holdings (a)	27,816	7,548,150
McKesson Corp.	37,771	9,696,571
Molina Healthcare, Inc. (a)	14,104	4,096,930
Oak Street Health, Inc. (a)(b)	2,759	47,951
Premier, Inc.	35,127	1,342,554
Quest Diagnostics, Inc.	35,166	4,748,113
Signify Health, Inc. (b)	18,501	246,618
UnitedHealth Group, Inc.	252,908	119,516,734
Universal Health Services, Inc. Class B	20,498	2,665,970
		285,793,514
Health Care Technology - 0.2%
Cerner Corp.	85,292	7,778,630
Certara, Inc. (a)	13,095	350,029
Change Healthcare, Inc. (a)	72,210	1,421,093
Definitive Healthcare Corp. (b)	2,045	44,745
Teladoc Health, Inc. (a)(b)	43,580	3,343,022
		12,937,519
Life Sciences Tools & Services - 2.2%
Adaptive Biotechnologies Corp. (a)	3,498	61,005
Agilent Technologies, Inc.	9,140	1,273,385
Bio-Rad Laboratories, Inc. Class A (a)	6,117	3,668,548
Charles River Laboratories International, Inc. (a)	907	299,092
Danaher Corp.	173,562	49,602,284
IQVIA Holdings, Inc. (a)	27,840	6,818,016
PerkinElmer, Inc.	36,376	6,262,856
QIAGEN NV (a)	65,444	3,238,824
Syneos Health, Inc. (a)	25,549	2,313,717
Thermo Fisher Scientific, Inc.	103,238	60,012,249
Waters Corp. (a)	1,224	391,827
		133,941,803
Pharmaceuticals - 5.9%
Bristol-Myers Squibb Co.	645,028	41,855,867
Catalent, Inc. (a)	37,538	3,901,324
Elanco Animal Health, Inc. (a)	128,372	3,342,807
Eli Lilly & Co.	51,399	12,612,801
Jazz Pharmaceuticals PLC (a)	17,278	2,400,087
Johnson & Johnson	760,825	131,082,539
Merck & Co., Inc.	731,542	59,606,042
Nektar Therapeutics (a)(b)	51,649	574,337
Organon & Co.	73,150	2,334,217
Perrigo Co. PLC	38,558	1,467,903
Pfizer, Inc.	1,612,017	84,937,176
Royalty Pharma PLC	38,305	1,532,583
Viatris, Inc.	348,580	5,218,243
Zoetis, Inc. Class A	7,140	1,426,501
		352,292,427

TOTAL HEALTH CARE		1,044,575,243

INDUSTRIALS - 11.1%
Aerospace & Defense - 2.3%
BWX Technologies, Inc.	6,572	292,520
Curtiss-Wright Corp.	11,271	1,496,676
General Dynamics Corp.	71,802	15,229,204
HEICO Corp. (b)	8,847	1,206,642
HEICO Corp. Class A	15,302	1,678,629
Hexcel Corp. (b)	24,129	1,258,810
Howmet Aerospace, Inc.	103,331	3,212,561
Huntington Ingalls Industries, Inc.	11,360	2,126,592
L3Harris Technologies, Inc.	56,456	11,815,676
Lockheed Martin Corp.	9,010	3,506,061
Mercury Systems, Inc. (a)	16,103	916,583
Northrop Grumman Corp.	39,181	14,493,052
Raytheon Technologies Corp.	432,241	38,983,816
Spirit AeroSystems Holdings, Inc. Class A	21,318	934,368
Textron, Inc.	63,540	4,324,532
The Boeing Co. (a)	154,630	30,963,111
TransDigm Group, Inc. (a)	10,617	6,542,089
Virgin Galactic Holdings, Inc. (a)(b)	4,223	38,852
		139,019,774
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	29,884	3,127,361
Expeditors International of Washington, Inc.	13,163	1,506,900
FedEx Corp.	39,990	9,831,941
GXO Logistics, Inc. (a)	4,000	324,840
		14,791,042
Airlines - 0.3%
Alaska Air Group, Inc. (a)	35,187	1,926,136
American Airlines Group, Inc. (a)(b)	184,133	3,032,671
Copa Holdings SA Class A (a)	9,065	757,653
JetBlue Airways Corp. (a)	91,418	1,337,445
Southwest Airlines Co. (a)	170,415	7,627,775
United Airlines Holdings, Inc. (a)	93,238	3,998,045
		18,679,725
Building Products - 0.9%
A.O. Smith Corp.	38,161	2,916,264
Allegion PLC	6,174	757,735
Armstrong World Industries, Inc.	7,071	700,170
Builders FirstSource, Inc. (a)	54,633	3,714,498
Carlisle Companies, Inc.	9,143	2,042,912
Carrier Global Corp.	133,469	6,363,802
Fortune Brands Home & Security, Inc.	29,071	2,737,616
Johnson Controls International PLC	206,591	15,012,968
Lennox International, Inc.	9,513	2,698,077
Masco Corp.	70,176	4,444,246
Owens Corning	28,905	2,563,874
The AZEK Co., Inc. (a)	14,627	483,130
Trane Technologies PLC	35,328	6,115,277
		50,550,569
Commercial Services & Supplies - 0.5%
ADT, Inc.	45,670	346,635
Cintas Corp.	1,583	619,792
Clean Harbors, Inc. (a)	14,618	1,352,896
Driven Brands Holdings, Inc.	15,532	438,779
MSA Safety, Inc. (b)	7,515	1,032,561
Republic Services, Inc.	60,608	7,737,217
Rollins, Inc.	4,586	141,478
Stericycle, Inc. (a)(b)	26,394	1,550,384
Waste Management, Inc.	102,470	15,415,587
		28,635,329
Construction & Engineering - 0.2%
AECOM	39,308	2,717,362
MasTec, Inc. (a)	16,205	1,395,737
Quanta Services, Inc.	40,799	4,190,873
Valmont Industries, Inc.	6,022	1,308,159
		9,612,131
Electrical Equipment - 1.0%
Acuity Brands, Inc.	9,978	1,911,086
AMETEK, Inc.	66,509	9,096,436
ChargePoint Holdings, Inc. Class A (a)(b)	64,374	891,580
Eaton Corp. PLC	114,929	18,208,201
Emerson Electric Co.	172,219	15,835,537
Fluence Energy, Inc. (b)	5,799	108,441
Hubbell, Inc. Class B	15,610	2,923,597
nVent Electric PLC	48,047	1,661,946
Regal Rexnord Corp.	15,364	2,434,887
Rockwell Automation, Inc.	13,161	3,806,424
Sensata Technologies, Inc. PLC (a)(b)	44,856	2,572,940
Shoals Technologies Group, Inc. (b)	30,031	506,323
Sunrun, Inc. (a)	58,432	1,515,142
		61,472,540
Industrial Conglomerates - 1.7%
3M Co.	142,624	23,678,436
General Electric Co.	315,322	29,791,623
Honeywell International, Inc.	157,305	32,165,726
Roper Technologies, Inc.	30,262	13,229,336
		98,865,121
Machinery - 1.9%
AGCO Corp.	16,234	1,902,625
Allison Transmission Holdings, Inc.	7,221	274,326
Caterpillar, Inc.	21,561	4,345,835
Colfax Corp. (a)	33,776	1,388,869
Crane Co. (b)	14,234	1,473,361
Cummins, Inc.	41,400	9,144,432
Donaldson Co., Inc.	31,254	1,739,598
Dover Corp.	41,388	7,032,235
Flowserve Corp.	37,554	1,225,011
Fortive Corp.	94,236	6,647,407
Gates Industrial Corp. PLC (a)	27,479	425,100
Graco, Inc.	18,383	1,333,870
IDEX Corp.	21,895	4,717,059
Illinois Tool Works, Inc.	9,361	2,189,725
Ingersoll Rand, Inc.	116,956	6,574,097
ITT, Inc.	24,844	2,283,660
Middleby Corp. (a)	11,107	2,057,016
Nordson Corp.	13,874	3,226,260
Oshkosh Corp.	19,702	2,242,285
Otis Worldwide Corp.	122,735	10,485,251
PACCAR, Inc.	98,299	9,140,824
Parker Hannifin Corp.	30,951	9,595,120
Pentair PLC	47,668	3,036,452
Snap-On, Inc.	15,393	3,205,592
Stanley Black & Decker, Inc.	46,560	8,131,704
Timken Co.	18,542	1,238,606
Toro Co.	1,659	160,226
Westinghouse Air Brake Tech Co.	51,690	4,595,241
Woodward, Inc.	16,563	1,826,402
Xylem, Inc.	17,618	1,850,242
		113,488,431
Marine - 0.0%
Kirby Corp. (a)	17,141	1,117,250
Professional Services - 0.7%
CACI International, Inc. Class A (a)	6,708	1,659,962
Clarivate Analytics PLC (a)(b)	125,382	2,063,788
CoStar Group, Inc. (a)	25,323	1,776,662
Dun & Bradstreet Holdings, Inc. (a)	46,046	923,683
Equifax, Inc.	21,599	5,178,576
FTI Consulting, Inc. (a)	9,683	1,411,878
IHS Markit Ltd.	107,708	12,579,217
Jacobs Engineering Group, Inc.	37,272	4,852,069
LegalZoom.com, Inc. (b)	2,258	35,857
Leidos Holdings, Inc.	40,709	3,641,420
Manpower, Inc.	15,672	1,643,523
Nielsen Holdings PLC	103,110	1,944,655
Robert Half International, Inc.	3,856	436,731
Science Applications International Corp.	16,714	1,371,049
TransUnion Holding Co., Inc.	17,507	1,805,322
Verisk Analytics, Inc.	16,620	3,259,681
		44,584,073
Road & Rail - 1.1%
AMERCO	2,582	1,572,309
CSX Corp.	638,194	21,838,999
J.B. Hunt Transport Services, Inc.	2,723	524,286
Knight-Swift Transportation Holdings, Inc. Class A	46,358	2,622,936
Landstar System, Inc.	1,246	199,360
Norfolk Southern Corp.	70,103	19,067,315
Old Dominion Freight Lines, Inc.	2,324	701,685
Ryder System, Inc.	15,016	1,099,021
Schneider National, Inc. Class B	14,964	383,078
TuSimple Holdings, Inc. (a)(b)	33,703	632,268
Uber Technologies, Inc. (a)	67,093	2,509,278
Union Pacific Corp.	68,314	16,706,189
XPO Logistics, Inc. (a)	4,001	264,746
		68,121,470
Trading Companies & Distributors - 0.2%
Air Lease Corp. Class A (b)	30,918	1,230,846
Core & Main, Inc. (b)	7,907	190,163
Fastenal Co.	18,669	1,058,159
MSC Industrial Direct Co., Inc. Class A	12,908	1,053,809
SiteOne Landscape Supply, Inc. (a)	6,073	1,093,869
United Rentals, Inc. (a)	13,622	4,360,675
Univar, Inc. (a)	48,307	1,280,136
W.W. Grainger, Inc.	2,248	1,113,007
Watsco, Inc.	9,418	2,661,150
		14,041,814

TOTAL INDUSTRIALS		662,979,269

INFORMATION TECHNOLOGY - 9.7%
Communications Equipment - 1.6%
Arista Networks, Inc. (a)	7,344	912,933
Ciena Corp. (a)	44,462	2,948,275
Cisco Systems, Inc.	1,220,300	67,934,101
F5, Inc. (a)	17,372	3,606,775
Juniper Networks, Inc.	93,550	3,257,411
Lumentum Holdings, Inc. (a)	20,912	2,122,150
Motorola Solutions, Inc.	47,945	11,120,363
Ubiquiti, Inc.	215	62,359
ViaSat, Inc. (a)	19,998	880,312
		92,844,679
Electronic Equipment & Components - 0.6%
Amphenol Corp. Class A	48,686	3,874,919
Arrow Electronics, Inc. (a)	19,979	2,477,396
Avnet, Inc.	28,541	1,151,915
Coherent, Inc. (a)	723	186,881
Corning, Inc.	145,330	6,109,673
IPG Photonics Corp. (a)	9,697	1,497,896
Jabil, Inc.	8,772	539,390
Keysight Technologies, Inc. (a)	30,002	5,064,938
Littelfuse, Inc.	6,906	1,864,413
National Instruments Corp.	38,268	1,577,407
TD SYNNEX Corp.	12,023	1,257,245
Teledyne Technologies, Inc. (a)	13,251	5,584,369
Trimble, Inc. (a)	72,232	5,212,261
Vontier Corp.	22,331	627,724
		37,026,427
IT Services - 2.7%
Accenture PLC Class A	35,994	12,726,759
Akamai Technologies, Inc. (a)	46,367	5,311,340
Alliance Data Systems Corp.	14,311	988,031
Amdocs Ltd.	37,301	2,830,773
Automatic Data Processing, Inc.	9,827	2,026,033
Broadridge Financial Solutions, Inc.	3,075	489,602
Cloudflare, Inc. (a)	4,257	410,375
Cognizant Technology Solutions Corp. Class A	152,021	12,985,634
Concentrix Corp.	12,146	2,441,225
DXC Technology Co. (a)	72,406	2,177,972
Euronet Worldwide, Inc. (a)	4,271	571,844
Fastly, Inc. Class A (a)(b)	30,401	871,293
Fidelity National Information Services, Inc.	175,650	21,063,948
Fiserv, Inc. (a)	160,942	17,011,569
FleetCor Technologies, Inc. (a)	17,664	4,208,625
Genpact Ltd.	50,166	2,495,759
Global Payments, Inc.	83,193	12,468,967
GoDaddy, Inc. (a)	43,479	3,291,795
IBM Corp.	258,043	34,466,804
Jack Henry & Associates, Inc.	15,737	2,640,826
Kyndryl Holdings, Inc. (a)	64,513	1,088,979
Paychex, Inc.	11,910	1,402,522
Paysafe Ltd. (a)(b)	200,365	727,325
Snowflake Computing, Inc. (a)	3,375	931,163
SolarWinds, Inc. (b)	10,171	138,326
StoneCo Ltd. Class A (a)(b)	4,499	70,094
The Western Union Co.	87,017	1,645,491
Thoughtworks Holding, Inc. (b)	8,088	173,245
Twilio, Inc. Class A (a)	34,545	7,120,415
VeriSign, Inc. (a)	28,054	6,092,768
WEX, Inc. (a)	4,225	680,141
		161,549,643
Semiconductors & Semiconductor Equipment - 2.7%
Analog Devices, Inc.	93,219	15,285,119
Azenta, Inc.	3,723	313,998
Cirrus Logic, Inc. (a)	16,431	1,469,589
First Solar, Inc. (a)(b)	30,564	2,395,606
GlobalFoundries, Inc. (b)	7,176	354,064
Intel Corp.	1,167,158	56,980,654
Marvell Technology, Inc.	236,308	16,872,391
Microchip Technology, Inc.	24,839	1,924,526
Micron Technology, Inc.	278,857	22,941,565
MKS Instruments, Inc.	2,493	387,238
NXP Semiconductors NV	53,005	10,889,347
onsemi (a)	56,051	3,307,009
Qorvo, Inc. (a)	31,977	4,389,803
Skyworks Solutions, Inc.	25,119	3,680,436
Texas Instruments, Inc.	101,348	18,190,953
Wolfspeed, Inc. (a)	33,258	3,134,234
		162,516,532
Software - 1.7%
ANSYS, Inc. (a)	14,674	4,989,307
Black Knight, Inc. (a)	43,830	3,269,718
C3.Ai, Inc. (a)(b)	12,583	331,436
CDK Global, Inc.	28,905	1,242,048
Ceridian HCM Holding, Inc. (a)	37,772	2,863,873
Citrix Systems, Inc.	23,004	2,345,028
Datto Holding Corp. (a)(b)	6,968	173,573
Dolby Laboratories, Inc. Class A	18,528	1,627,685
Duck Creek Technologies, Inc. (a)(b)	16,099	411,329
Dynatrace, Inc. (a)	3,353	183,946
Guidewire Software, Inc. (a)(b)	24,192	2,439,521
Informatica, Inc. (b)	2,642	73,765
Jamf Holding Corp. (a)(b)	2,386	78,881
Mandiant, Inc. (a)	47,638	718,857
Manhattan Associates, Inc. (a)	8,500	1,137,895
McAfee Corp.	5,540	142,101
N-able, Inc. (a)(b)	11,135	124,267
NCR Corp. (a)	24,191	920,709
NortonLifeLock, Inc.	116,510	3,030,425
Nuance Communications, Inc. (a)	50,959	2,815,485
Oracle Corp.	32,406	2,630,071
Paycor HCM, Inc. (b)	2,673	69,338
Pegasystems, Inc.	673	66,775
Procore Technologies, Inc. (a)(b)	4,795	299,975
Salesforce.com, Inc. (a)	218,182	50,755,679
SS&C Technologies Holdings, Inc.	64,636	5,162,477
Synopsys, Inc. (a)	16,022	4,974,831
Teradata Corp. (a)	4,547	183,426
Tyler Technologies, Inc. (a)	1,551	734,864
VMware, Inc. Class A (a)	40,420	5,193,162
		98,990,447
Technology Hardware, Storage & Peripherals - 0.4%
Dell Technologies, Inc. (a)	40,128	2,279,672
Hewlett Packard Enterprise Co.	375,017	6,124,028
HP, Inc.	217,269	7,980,290
NetApp, Inc.	21,641	1,872,163
Pure Storage, Inc. Class A (a)	4,876	129,165
Western Digital Corp. (a)	90,027	4,657,997
Xerox Holdings Corp.	40,830	861,921
		23,905,236

TOTAL INFORMATION TECHNOLOGY		576,832,964

MATERIALS - 3.7%
Chemicals - 1.9%
Air Products & Chemicals, Inc.	63,822	18,005,463
Albemarle Corp. U.S.	33,530	7,401,412
Ashland Global Holdings, Inc.	15,860	1,523,194
Axalta Coating Systems Ltd. (a)	49,028	1,451,719
Celanese Corp. Class A	19,974	3,110,152
CF Industries Holdings, Inc.	61,670	4,247,213
Corteva, Inc.	210,574	10,124,398
Diversey Holdings Ltd. (a)	5,212	57,332
Dow, Inc.	200,235	11,960,037
DuPont de Nemours, Inc.	151,138	11,577,171
Eastman Chemical Co.	38,619	4,592,958
Ecolab, Inc.	8,885	1,683,263
Element Solutions, Inc.	66,783	1,498,611
FMC Corp.	27,300	3,013,101
Huntsman Corp.	59,797	2,142,527
International Flavors & Fragrances, Inc.	73,498	9,695,856
LyondellBasell Industries NV Class A	66,505	6,433,029
NewMarket Corp.	1,874	633,543
Olin Corp. (b)	38,322	1,941,776
PPG Industries, Inc.	39,473	6,165,683
RPM International, Inc.	15,283	1,354,227
The Chemours Co. LLC	22,603	739,344
The Mosaic Co.	107,041	4,276,288
Valvoline, Inc.	52,265	1,721,609
Westlake Chemical Corp.	7,629	752,601
		116,102,507
Construction Materials - 0.3%
Eagle Materials, Inc.(b)	11,492	1,676,108
Martin Marietta Materials, Inc.	17,936	6,979,256
Vulcan Materials Co.	38,140	7,258,423
		15,913,787
Containers & Packaging - 0.7%
Amcor PLC	444,457	5,337,929
Aptargroup, Inc.	18,940	2,221,662
Ardagh Group SA	5,448	111,984
Ardagh Metal Packaging SA (a)(b)	26,542	255,599
Avery Dennison Corp.	11,196	2,299,882
Ball Corp.	64,419	6,255,085
Berry Global Group, Inc. (a)	38,944	2,625,604
Crown Holdings, Inc.	31,098	3,557,611
Graphic Packaging Holding Co.	58,306	1,102,566
International Paper Co.	111,607	5,385,038
Packaging Corp. of America	27,034	4,072,131
Sealed Air Corp.	19,586	1,330,281
Silgan Holdings, Inc.	24,089	1,078,705
Sonoco Products Co.	28,308	1,603,365
WestRock Co.	76,075	3,511,622
		40,749,064
Metals & Mining - 0.8%
Alcoa Corp.	53,851	3,053,890
Cleveland-Cliffs, Inc. (a)	131,388	2,251,990
Freeport-McMoRan, Inc.	298,563	11,112,515
Newmont Corp.	231,391	14,154,187
Nucor Corp.	82,472	8,362,661
Reliance Steel & Aluminum Co.	17,964	2,746,336
Royal Gold, Inc.	18,904	1,919,701
Southern Copper Corp.	2,109	134,744
Steel Dynamics, Inc.	44,197	2,453,817
United States Steel Corp.	77,192	1,599,418
		47,789,259
Paper & Forest Products - 0.0%
Louisiana-Pacific Corp.	23,465	1,559,015
Sylvamo Corp. (a)	10,286	306,420
		1,865,435

TOTAL MATERIALS		222,420,052

REAL ESTATE - 4.9%
Equity Real Estate Investment Trusts (REITs) - 4.6%
Alexandria Real Estate Equities, Inc.	44,496	8,669,601
American Campus Communities, Inc.	39,486	2,063,538
American Homes 4 Rent Class A	81,548	3,190,973
Americold Realty Trust	76,909	2,188,061
Apartment Income (REIT) Corp.	45,051	2,379,594
AvalonBay Communities, Inc.	40,214	9,821,465
Boston Properties, Inc.	45,028	5,046,738
Brixmor Property Group, Inc.	85,354	2,164,577
Camden Property Trust (SBI)	28,503	4,563,045
Cousins Properties, Inc.	42,779	1,649,558
CubeSmart	61,763	3,133,855
CyrusOne, Inc.	36,573	3,286,084
Digital Realty Trust, Inc.	80,973	12,083,601
Douglas Emmett, Inc.	48,006	1,498,747
Duke Realty Corp.	109,640	6,334,999
EPR Properties	21,287	935,989
Equinix, Inc.	7,482	5,423,702
Equity Lifestyle Properties, Inc.	23,664	1,852,655
Equity Residential (SBI)	106,319	9,433,685
Essex Property Trust, Inc.	18,691	6,214,758
Extra Space Storage, Inc.	34,460	6,829,627
Federal Realty Investment Trust (SBI)	22,252	2,836,907
First Industrial Realty Trust, Inc.	37,115	2,255,850
Gaming & Leisure Properties	65,092	2,940,857
Healthcare Trust of America, Inc.	62,769	2,043,131
Healthpeak Properties, Inc.	155,483	5,499,434
Highwoods Properties, Inc. (SBI)	29,671	1,279,414
Host Hotels & Resorts, Inc. (a)	203,898	3,535,591
Hudson Pacific Properties, Inc.	42,633	1,007,418
Invitation Homes, Inc.	172,139	7,226,395
Iron Mountain, Inc.	24,405	1,120,678
JBG SMITH Properties	35,149	963,083
Kilroy Realty Corp.	33,475	2,142,400
Kimco Realty Corp.	167,523	4,064,108
Lamar Advertising Co. Class A	3,138	347,565
Life Storage, Inc.	23,488	3,169,706
Medical Properties Trust, Inc.	170,422	3,878,805
Mid-America Apartment Communities, Inc.	33,277	6,877,690
National Retail Properties, Inc.	50,372	2,235,509
Omega Healthcare Investors, Inc.	68,813	2,166,233
Orion Office (REIT), Inc. (a)	15,927	265,025
Park Hotels & Resorts, Inc. (a)	67,804	1,234,033
Prologis (REIT), Inc.	212,817	33,373,962
Public Storage	10,266	3,680,669
Rayonier, Inc.	41,018	1,498,798
Realty Income Corp.	163,180	11,326,324
Regency Centers Corp.	48,691	3,493,579
Rexford Industrial Realty, Inc.	43,716	3,198,700
SBA Communications Corp. Class A	26,031	8,471,529
Simon Property Group, Inc.	12,334	1,815,565
SL Green Realty Corp. (b)	19,317	1,400,869
Spirit Realty Capital, Inc.	35,475	1,683,644
Store Capital Corp.	70,442	2,233,716
Sun Communities, Inc.	33,039	6,243,049
UDR, Inc.	88,704	5,041,935
Ventas, Inc.	114,946	6,094,437
VICI Properties, Inc.	181,419	5,192,212
Vornado Realty Trust	50,599	2,075,065
Welltower, Inc.	125,630	10,883,327
Weyerhaeuser Co.	216,152	8,739,025
WP Carey, Inc.	53,265	4,133,364
		276,434,453
Real Estate Management & Development - 0.3%
CBRE Group, Inc.	91,228	9,245,046
Howard Hughes Corp. (a)	11,935	1,149,460
Jones Lang LaSalle, Inc. (a)	14,568	3,653,509
Opendoor Technologies, Inc. (a)(b)	104,759	1,040,257
		15,088,272

TOTAL REAL ESTATE		291,522,725

UTILITIES - 5.1%
Electric Utilities - 3.2%
Alliant Energy Corp.	72,143	4,318,480
American Electric Power Co., Inc.	144,446	13,057,918
Avangrid, Inc. (b)	16,425	767,376
Duke Energy Corp.	222,153	23,339,394
Edison International	107,576	6,754,697
Entergy Corp.	57,813	6,461,759
Evergy, Inc.	65,943	4,283,657
Eversource Energy	99,027	8,861,926
Exelon Corp.	281,739	16,326,775
FirstEnergy Corp.	156,922	6,584,447
Hawaiian Electric Industries, Inc.	30,431	1,293,318
IDACORP, Inc.	14,525	1,600,946
NextEra Energy, Inc.	566,251	44,235,528
NRG Energy, Inc.	38,347	1,531,196
OGE Energy Corp.	57,583	2,183,547
PG&E Corp. (a)	435,643	5,571,874
Pinnacle West Capital Corp.	32,500	2,262,325
PPL Corp.	216,911	6,437,918
Southern Co.	305,400	21,222,246
Xcel Energy, Inc.	155,343	10,821,193
		187,916,520
Gas Utilities - 0.1%
Atmos Energy Corp.	37,300	3,999,306
National Fuel Gas Co.	25,186	1,529,546
UGI Corp.	59,965	2,719,413
		8,248,265
Independent Power and Renewable Electricity Producers - 0.1%
Brookfield Renewable Corp. (b)	27,505	941,221
The AES Corp.	190,548	4,226,355
Vistra Corp.	138,137	3,012,768
		8,180,344
Multi-Utilities - 1.5%
Ameren Corp.	73,427	6,515,912
CenterPoint Energy, Inc.	171,173	4,854,466
CMS Energy Corp.	83,364	5,366,974
Consolidated Edison, Inc.	102,139	8,829,917
Dominion Energy, Inc.	232,564	18,758,612
DTE Energy Co.	55,667	6,703,977
MDU Resources Group, Inc.	58,157	1,708,071
NiSource, Inc.	112,945	3,295,735
Public Service Enterprise Group, Inc.	145,508	9,680,647
Sempra Energy	92,288	12,750,510
WEC Energy Group, Inc.	91,054	8,835,880
		87,300,701
Water Utilities - 0.2%
American Water Works Co., Inc.	52,389	8,424,151
Essential Utilities, Inc.	66,479	3,240,186
		11,664,337

TOTAL UTILITIES		303,310,167

TOTAL COMMON STOCKS
(Cost $4,143,870,950)		5,945,986,212

Money Market Funds - 1.4%
Fidelity Cash Central Fund 0.08% (c)	16,403,668	16,406,949
Fidelity Securities Lending Cash Central Fund 0.08% (c)(d)	69,333,007	69,339,940
TOTAL MONEY MARKET FUNDS
(Cost $85,746,512)		85,746,889
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $4,229,617,462)		6,031,733,101
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(71,948,790)
NET ASSETS - 100%		$5,959,784,311

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	32	March 2022	$7,206,800	$289,217	$289,217
CME E-mini S&P MidCap 400 Index Contracts (United States)	32	March 2022	8,415,040	138,544	138,544
TOTAL FUTURES CONTRACTS					$427,761

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$5,509,023	$804,656,599	$793,760,253	$8,513	$1,580	$--	$16,406,949	0.0%
Fidelity Securities Lending Cash Central Fund 0.08%	56,536,826	577,694,368	564,891,254	141,683	--	--	69,339,940	0.2%
Total	$62,045,849	$1,382,350,967	$1,358,651,507	$150,196	$1,580	$--	$85,746,889

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$438,172,222	$438,172,222	$--	$--
Consumer Discretionary	324,078,804	324,078,804	--	--
Consumer Staples	448,559,894	448,559,894	--	--
Energy	366,961,536	366,961,536	--	--
Financials	1,266,573,336	1,266,573,336	--	--
Health Care	1,044,575,243	1,044,575,243	--	--
Industrials	662,979,269	662,979,269	--	--
Information Technology	576,832,964	576,832,964	--	--
Materials	222,420,052	222,420,052	--	--
Real Estate	291,522,725	291,522,725	--	--
Utilities	303,310,167	303,310,167	--	--
Money Market Funds	85,746,889	85,746,889	--	--
Total Investments in Securities:	$6,031,733,101	$6,031,733,101	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$427,761	$427,761	$--	$--
Total Assets	$427,761	$427,761	$--	$--
Total Derivative Instruments:	$427,761	$427,761	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$427,761	$0
Total Equity Risk	427,761	0
Total Value of Derivatives	$427,761	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2022
Assets
Investment in securities, at value (including securities loaned of $70,313,132) — See accompanying schedule: Unaffiliated issuers (cost $4,143,870,950)	$5,945,986,212
Fidelity Central Funds (cost $85,746,512)	85,746,889
Total Investment in Securities (cost $4,229,617,462)		$6,031,733,101
Segregated cash with brokers for derivative instruments		1,127,500
Cash		2,355
Receivable for investments sold		719,850
Receivable for fund shares sold		34,772,743
Dividends receivable		6,078,762
Distributions receivable from Fidelity Central Funds		8,433
Receivable for daily variation margin on futures contracts		398,742
Other receivables		13,420
Total assets		6,074,854,906
Liabilities
Payable for investments purchased	$13,250,854
Payable for fund shares redeemed	32,455,014
Other payables and accrued expenses	35,593
Collateral on securities loaned	69,329,134
Total liabilities		115,070,595
Net Assets		$5,959,784,311
Net Assets consist of:
Paid in capital		$4,200,077,778
Total accumulated earnings (loss)		1,759,706,533
Net Assets		$5,959,784,311
Net Asset Value, offering price and redemption price per share ($5,959,784,311 ÷ 392,074,857 shares)		$15.20

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2022
Investment Income
Dividends		$115,940,719
Interest		978
Income from Fidelity Central Funds (including $141,683 from security lending)		150,196
Total income		116,091,893
Expenses
Custodian fees and expenses	$138,847
Independent trustees' fees and expenses	17,702
Interest	6,168
Total expenses		162,717
Net investment income (loss)		115,929,176
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	381,763,952
Fidelity Central Funds	1,580
Futures contracts	2,312,788
Total net realized gain (loss)		384,078,320
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	720,218,289
Futures contracts	225,667
Total change in net unrealized appreciation (depreciation)		720,443,956
Net gain (loss)		1,104,522,276
Net increase (decrease) in net assets resulting from operations		$1,220,451,452

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2022	Year ended January 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$115,929,176	$106,397,256
Net realized gain (loss)	384,078,320	(153,667,926)
Change in net unrealized appreciation (depreciation)	720,443,956	354,685,681
Net increase (decrease) in net assets resulting from operations	1,220,451,452	307,415,011
Distributions to shareholders	(364,290,801)	(128,478,104)
Share transactions
Proceeds from sales of shares	1,026,004,449	1,540,722,235
Reinvestment of distributions	364,290,801	128,478,104
Cost of shares redeemed	(1,630,942,547)	(540,744,199)
Net increase (decrease) in net assets resulting from share transactions	(240,647,297)	1,128,456,140
Total increase (decrease) in net assets	615,513,354	1,307,393,047
Net Assets
Beginning of period	5,344,270,957	4,036,877,910
End of period	$5,959,784,311	$5,344,270,957
Other Information
Shares
Sold	67,912,369	131,746,213
Issued in reinvestment of distributions	23,989,840	10,082,192
Redeemed	(108,015,406)	(46,286,207)
Net increase (decrease)	(16,113,197)	95,542,198

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Large Cap Value Index Fund

Years ended January 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$13.09	$12.91	$12.02	$13.22	$11.75
Income from Investment Operations
Net investment income (loss)A,B	.30	.29	.33	.32	.30
Net realized and unrealized gain (loss)	2.76	.23	1.46	(.96)	1.69
Total from investment operations	3.06	.52	1.79	(.64)	1.99
Distributions from net investment income	(.30)	(.29)	(.34)	(.33)	(.30)
Distributions from net realized gain	(.65)	(.05)	(.57)	(.22)	(.22)
Total distributions	(.95)	(.34)	(.90)C	(.56)C	(.52)
Net asset value, end of period	$15.20	$13.09	$12.91	$12.02	$13.22
Total ReturnD,E	23.41%	4.14%	14.94%	(4.73)%	17.16%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	- %H	- %H	- %H	- %H	.03%
Expenses net of fee waivers, if any	- %H	- %H	- %H	- %H	.03%
Expenses net of all reductions	- %H	- %H	- %H	- %H	.03%
Net investment income (loss)	1.93%	2.49%	2.58%	2.52%	2.39%
Supplemental Data
Net assets, end of period (000 omitted)	$5,959,784	$5,344,271	$4,036,878	$3,698,418	$4,024,272
Portfolio turnover rateI	27%	21%	31%	19%	17%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount represents less than $.005 per share.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2022

1. Organization.

Fidelity Series Large Cap Value Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,942,657,315
Gross unrealized depreciation	(217,367,769)
Net unrealized appreciation (depreciation)	$1,725,289,546
Tax Cost	$4,306,443,555

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,287,855
Undistributed long-term capital gain	$26,129,133
Net unrealized appreciation (depreciation) on securities and other investments	$1,725,289,546

The tax character of distributions paid was as follows:

	January 31, 2022	January 31, 2021
Ordinary Income	$229,846,073	$ 114,757,040
Long-term Capital Gains	134,444,728	13,721,064
Total	$364,290,801	$ 128,478,104

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Large Cap Value Index Fund	1,591,126,483	2,056,752,972

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Large Cap Value Index Fund	Borrower	$41,032,667.30%		$6,168

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Series Large Cap Value Index Fund	2,355

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Large Cap Value Index Fund	$14,326	$506	$–

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Large Cap Value Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Large Cap Value Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 17, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as a member of the Board of McKesson Corporation (healthcare service, 2002-2021). In addition, Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2021 to January 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2021	Ending Account Value January 31, 2022	Expenses Paid During Period-B August 1, 2021 to January 31, 2022
Fidelity Series Large Cap Value Index Fund	- %-C
Actual		$1,000.00	$1,035.90	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Large Cap Value Index Fund voted to pay on March 7, 2022, to shareholders of record at the opening of business on March 4, 2022, a distribution of $.077 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.012 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2022, $160,573,860, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 92% and 43% of the dividends distributed in March and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 92% and 45% of the dividend distributed in March and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% and 4% of the dividends distributed in March and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Large Cap Value Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies and 529 plans.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through May 31, 2024.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

XS6-ANN-0422
1.967963.108

Fidelity® SAI Tax-Free Bond Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

January 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2022	Past 1 year	Life of fundA
Fidelity® SAI Tax-Free Bond Fund	(1.53)%	3.99%

 A From October 2, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Tax-Free Bond Fund on October 2, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Period Ending Values
$11,392	Fidelity® SAI Tax-Free Bond Fund
$11,358	Bloomberg Municipal Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds declined modestly for the 12 months ending January 31, 2022, as expectations for higher policy interest rates, failure to pass the income-tax increases included in the Build Back Better legislation, and the perceived richness of municipals relative to Treasury bonds caused shareholder flows to turn negative in the final month of the period. The Bloomberg Municipal Bond Index returned -1.89% for the 12 months. In 2021, the muni market benefited from an improved fiscal outlook for many municipal issuers, economic optimism partly due to COVID-19 vaccination programs and strong demand for tax-exempt munis amid expectations for higher tax rates on upper-income tax brackets. In February 2021, the municipal market returned -1.59%, reflecting investor concerns that stimulus-induced inflation could diminish real bond returns over time. Munis then gained from March through July 2021, propelled by better-than-expected tax revenue from many state and local governments and reduced inflation expectations. Munis lost slight ground in August and September, then rose in the fourth quarter, partly driven by newfound clarity regarding infrastructure investment due to the passage of the Infrastructure Investment and Jobs Act (IIJA), which earmarked $550 for new infrastructure spending and limited new tax-exempt bond issuance. Then, in January 2022, the muni market experienced rate volatility and shareholder outflows that more than erased its 2021 gain, as munis returned -2.74% for the month. Muni credit fundamentals remained solid overall for the 12 months and, for most issuers, the risk of credit-rating downgrades appeared low.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For the fiscal year, the fund returned -1.53%, outperforming, net of fees, the -2.08% result of the Bloomberg 3+ Year Municipal Bond Index. We continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Versus the index, overweighted exposure to bonds issued by Illinois and its related entities, including the Chicago Board of Education and the Metropolitan Pier and Exposition Authority, contributed. These securities were among the muni market's best performers, boosted by strong demand for higher-yielding investment-grade securities and improving credit fundamentals. Overweighting lower-rated investment-grade bonds in the health care and higher education segments also helped as bonds in each segment rallied the past 12 months and produced better total returns than the index. They benefited from the comparatively high income they produced and better-than-average price performance as credit spreads tightened. Differences in the way fund holdings and index components were priced contributed to the fund's relative result as well. Conversely, yield-curve positioning slightly detracted. The fund held more exposure to shorter-term bonds than the index, and these bonds lagged longer-term securities as the yield curve flattened.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Five States as of January 31, 2022

% of fund's net assets
Illinois	11.9
New York	8.2
Texas	6.7
Other	6.1
Pennsylvania	5.4

Top Five Sectors as of January 31, 2022

% of fund's net assets
General Obligations	25.7
Transportation	17.6
Health Care	14.9
Education	11.2
Special Tax	7.4

Quality Diversification (% of fund's net assets)

As of January 31, 2022
AAA	7.6%
AA,A	69.5%
BBB	13.5%
BB and Below	2.0%
Not Rated	1.6%
Short-Term Investments and Net Other Assets	5.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments January 31, 2022

Showing Percentage of Net Assets

Municipal Bonds - 94.5%
	Principal Amount	Value
Alabama - 1.1%
Homewood Edl. Bldg. Auth. Rev. Series 2019 A:
4% 12/1/36	$1,025,000	$1,143,948
4% 12/1/38	1,705,000	1,895,335
4% 12/1/41	1,345,000	1,488,801
4% 12/1/44	1,200,000	1,320,089
4% 12/1/49	1,450,000	1,584,743
Lower Alabama Gas District Bonds (No. 2 Proj.) Series 2020, 4%, tender 12/1/25 (a)	8,505,000	9,215,704
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds (Alabama Pwr. Co. Barry Plant Proj.) Series 2008, 2.9%, tender 12/12/23 (a)	4,000,000	4,129,588
Montgomery Med. Clinic Facilities Series 2015:
5% 3/1/25	1,400,000	1,534,883
5% 3/1/36	1,400,000	1,542,082

TOTAL ALABAMA		23,855,173

Alaska - 0.3%
Alaska Hsg. Fin. Corp. Series 2021 A:
4% 6/1/30	1,100,000	1,284,702
5% 6/1/27	750,000	884,996
5% 12/1/27	1,000,000	1,193,181
5% 6/1/28	1,315,000	1,581,345
Alaska Hsg. Fin. Corp. Mtg. Rev. Series 2022 A, 3% 6/1/51	750,000	788,040
Alaska Int'l. Arpts. Revs. Series 2016 A, 5% 10/1/26	1,415,000	1,594,551

TOTAL ALASKA		7,326,815

Arizona - 0.9%
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A, 5% 12/1/39	660,000	724,266
Arizona State Univ. Revs. Series 2021 C:
5% 7/1/39	1,545,000	1,955,167
5% 7/1/40	1,545,000	1,951,647
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.) Series 2005, 2.4%, tender 8/14/23 (a)	265,000	270,470
Maricopa County Indl. Dev. Auth.:
(Creighton Univ. Proj.) Series 2020, 5% 7/1/47	600,000	718,255
Bonds Series 2019 B, 5%, tender 9/1/24 (a)	650,000	710,910
Maricopa County Indl. Dev. Auth. Sr. Living Facilities:
(Christian Care Mesa II, Inc.) Series 2014 A, 4.5% 1/1/39 (Pre-Refunded to 1/1/24 @ 100)	450,000	478,346
Series 2016:
5.75% 1/1/36 (b)	910,000	870,505
6% 1/1/48 (b)	1,250,000	1,172,087
Maricopa County Spl. Health Care District Gen. Oblig. Series 2018 C, 5% 7/1/36	2,300,000	2,751,520
Phoenix Civic Impt. Board Arpt. Rev. Series 2019 A, 5% 7/1/44	1,700,000	2,030,547
Phoenix Civic Impt. Corp. Series 2019 A:
5% 7/1/32	865,000	1,036,531
5% 7/1/39	500,000	589,445
5% 7/1/45	2,565,000	2,995,169
Western Maricopa Ed. Ctr. District Series 2019 B, 5% 7/1/24	1,380,000	1,508,668

TOTAL ARIZONA		19,763,533

California - 3.8%
California Edl. Facilities Auth. Rev. Series 2018 A, 5% 10/1/42	1,340,000	1,591,793
California Gen. Oblig.:
Series 2017, 5% 11/1/29	2,375,000	2,828,685
Series 2020, 4% 11/1/45	4,200,000	4,542,696
Series 2021, 5% 9/1/29	10,215,000	12,676,691
California Hsg. Fin. Agcy. Series 2021 1, 3.5% 11/20/35	760,801	826,841
California Muni. Fin. Auth. Rev. Series 2017 A:
5% 7/1/42	1,000,000	1,164,566
5.25% 11/1/36	515,000	588,268
California Muni. Fin. Auth. Student Hsg. (CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018:
5% 5/15/34	2,635,000	3,103,107
5% 5/15/39	1,175,000	1,373,237
California Pub. Fin. Auth. Univ. Hsg. Rev.:
(Claremont Colleges Proj.) Series 2017 A, 5% 7/1/27 (b)	100,000	88,790
(NCCD - Claremont Properties LLC - Claremont Colleges Proj.) Series 2017 A, 5% 7/1/47 (b)	100,000	85,216
California Pub. Works Board Lease Rev. (Various Cap. Projs.) Series 2022 C:
5% 8/1/30 (c)	555,000	669,491
5% 8/1/33 (c)	1,030,000	1,257,286
California Statewide Cmntys. Dev. Auth. Rev. Series 2015, 5% 2/1/45	800,000	824,635
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2017 A1, 5% 6/1/28 (Pre-Refunded to 6/1/27 @ 100)	1,000,000	1,184,504
Los Angeles Dept. Arpt. Rev. Series B, 5% 5/15/45	9,000,000	11,108,557
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2021 B, 5% 7/1/51	6,660,000	8,159,892
Middle Fork Proj. Fin. Auth. Series 2020:
5% 4/1/24	2,745,000	2,959,902
5% 4/1/25	2,885,000	3,199,540
5% 4/1/26	2,030,000	2,308,736
Mount Diablo Unified School District Series 2022 B:
4% 8/1/31 (c)	840,000	983,644
4% 8/1/32 (c)	1,180,000	1,372,936
San Diego Assoc. of Governments (Mid-Coast Corridor Transit Proj.) Series 2019 A:
5% 11/15/25	2,000,000	2,212,276
5% 11/15/26	2,000,000	2,272,884
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2019 A, 5% 7/1/49	2,850,000	3,398,196
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2019 B, 5% 5/1/49	465,000	554,986
Series 2022 B, 5% 5/1/52 (c)	7,285,000	9,007,984
Washington Township Health Care District Rev.:
Series 2017 A, 5% 7/1/35	800,000	922,272
Series 2017 B:
5% 7/1/29	485,000	563,932
5% 7/1/30	970,000	1,124,348

TOTAL CALIFORNIA		82,955,891

Colorado - 2.6%
Colorado Health Facilities Auth.:
Bonds:
Series 2018 B, 5%, tender 11/20/25 (a)	1,000,000	1,134,882
Series 2019 B, 5%, tender 8/1/26 (a)	755,000	855,380
Series 2018 A, 4% 11/15/48	960,000	1,059,746
Series 2019 A:
4% 11/1/39	905,000	1,026,926
5% 11/1/22	1,800,000	1,858,771
5% 11/1/26	1,495,000	1,738,761
5% 11/15/39	1,250,000	1,541,832
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	355,000	383,284
Series 2019 H, 4.25% 11/1/49	200,000	216,203
Colorado Reg'l. Trans. District Sales Tax Rev. (Fastracks Proj.) Series 2021 B, 5% 11/1/28	3,775,000	4,612,255
Colorado State Bldg. Excellent Schools Today Ctfs. of Prtn. Series 2018 N:
5% 3/15/37	2,000,000	2,380,731
5% 3/15/38	2,000,000	2,377,435
Colorado Univ. Co. Hosp. Auth. Rev. Series 2012 A, 5% 11/15/42	6,480,000	6,678,797
Denver City & County Board Wtr. Rev.:
Series 2020 A:
5% 9/15/45	5,415,000	6,740,413
5% 9/15/46	8,300,000	10,307,694
Series 2020 B, 5% 9/15/27	2,290,000	2,747,120
Univ. of Colorado Enterprise Sys. Rev. Bonds:
Series 2019 C, 2%, tender 10/15/24 (a)	6,725,000	6,824,474
Series 2021 C3A, 2%, tender 10/15/25 (a)	885,000	899,069
Series 2021 C3B, 2%, tender 10/15/26 (a)	750,000	759,747
Vauxmont Metropolitan District:
Series 2019, 5% 12/15/26 (Assured Guaranty Muni. Corp. Insured)	135,000	152,322
Series 2020:
5% 12/1/22 (Assured Guaranty Muni. Corp. Insured)	165,000	170,549
5% 12/1/50 (Assured Guaranty Muni. Corp. Insured)	1,500,000	1,802,320

TOTAL COLORADO		56,268,711

Connecticut - 3.9%
Bridgeport Gen. Oblig. Series 2019 A:
5% 2/1/23 (Build America Mutual Assurance Insured)	630,000	656,514
5% 2/1/25 (Build America Mutual Assurance Insured)	670,000	743,823
Connecticut Gen. Oblig.:
Series 2015 B, 5% 6/15/32	265,000	295,340
Series 2016 B:
5% 5/15/25	1,000,000	1,122,983
5% 5/15/26	545,000	629,559
Series 2017 A, 5% 4/15/33	245,000	285,702
Series 2018 A, 5% 4/15/38	1,000,000	1,196,997
Series 2018 F, 5% 9/15/22	235,000	241,521
Series 2019 A, 5% 4/15/26	655,000	754,887
Series 2019 B, 5% 2/15/23	7,000,000	7,311,657
Series 2020 A:
4% 1/15/34	2,250,000	2,595,899
5% 1/15/40	2,000,000	2,447,513
Series 2021 D:
5% 7/15/24	1,150,000	1,259,384
5% 7/15/25	1,905,000	2,149,766
5% 7/15/26	1,905,000	2,210,614
5% 7/15/27	2,540,000	3,017,256
5% 7/15/28	2,920,000	3,536,028
Series A, 5% 3/1/27	1,000,000	1,078,748
Series C, 5% 6/1/23	2,000,000	2,027,828
Connecticut Health & Edl. Facilities Auth. Rev.:
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1, 5% 7/1/42	3,335,000	3,829,982
Bonds:
Series 2010 A4, 2%, tender 2/8/22 (a)	805,000	805,232
Series 2014 A, 1.1%, tender 2/7/23 (a)	6,000,000	6,023,444
Series 2020 B:
5%, tender 1/1/25 (a)	2,405,000	2,653,232
5%, tender 1/1/27 (a)	1,780,000	2,064,224
Series U1, 2%, tender 2/8/22 (a)	105,000	105,030
Series 2019 A:
5% 7/1/27 (b)	555,000	581,097
5% 7/1/34 (b)	685,000	712,610
Series 2019 Q-1:
5% 11/1/24	460,000	507,293
5% 11/1/26	500,000	582,275
Series 2020 K:
4% 7/1/45	2,865,000	3,171,617
5% 7/1/40	1,050,000	1,275,673
Series 2021 G:
4% 3/1/46	925,000	1,050,041
4% 3/1/51	1,485,000	1,673,516
Series 2022 M, 5% 7/1/32 (c)	1,585,000	1,963,956
Series A, 5% 7/1/26	1,000,000	1,092,234
Series K1:
5% 7/1/32	1,055,000	1,217,300
5% 7/1/33	815,000	939,520
5% 7/1/35	1,100,000	1,265,083
Series K3, 5% 7/1/43	350,000	398,279
Series R:
4% 7/1/36	1,000,000	1,094,025
5% 6/1/32	550,000	684,272
5% 6/1/33	375,000	466,338
5% 6/1/34	575,000	714,457
5% 6/1/35	870,000	1,079,499
Connecticut Hsg. Fin. Auth. Series 2021 B1, 3% 11/15/49	1,595,000	1,670,874
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2012 A, 5% 1/1/24	410,000	425,562
Series A, 5% 9/1/33	5,000,000	5,459,194
Stratford Gen. Oblig. Series 2019:
5% 1/1/24	1,520,000	1,630,991
5% 1/1/28	3,890,000	4,521,135
Univ. of Connecticut Gen. Oblig.:
Series 2016 A, 5% 3/15/22	450,000	452,523
Series 2019 A, 5% 11/1/25	495,000	561,945

TOTAL CONNECTICUT		84,234,472

Delaware - 0.1%
Delaware Gen. Oblig. Series 2020 A, 5% 1/1/30	2,240,000	2,822,387
District Of Columbia - 1.5%
District of Columbia Gen. Oblig. Series 2017 D, 5% 6/1/42	500,000	583,848
District of Columbia Rev. Series 2018:
5% 10/1/23	350,000	372,792
5% 10/1/25	495,000	553,858
5% 10/1/26	830,000	950,773
5% 10/1/27	905,000	1,058,757
5% 10/1/43	3,080,000	3,608,198
District of Columbia Wtr. & Swr. Auth. Pub. Util. Rev. Bonds Series 2019 C, 1.75%, tender 10/1/24 (a)	3,225,000	3,266,582
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev. (Dulles Metrorail and Cap. Impt. Projs.):
Series 2019 A:
5% 10/1/38	1,500,000	1,797,440
5% 10/1/44	8,000,000	9,589,547
Series 2019 B, 5% 10/1/47	7,500,000	8,865,873
Metropolitan Washington DC Arpts. Auth. Sys. Rev. Series 2019 B, 5% 10/1/25	1,605,000	1,811,728

TOTAL DISTRICT OF COLUMBIA		32,459,396

Florida - 4.1%
Atlantic Beach Health Care Facilities Series A, 5% 11/15/43	845,000	941,611
Broward County School Board Ctfs. of Prtn. Series 2016, 5% 7/1/26	1,470,000	1,695,828
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A, 5% 10/1/30	750,000	899,100
Central Florida Expressway Auth. Sr. Lien Rev.:
Orlando & Orange County Expressway Auth. Rev. Series 2017, 5% 7/1/39	2,000,000	2,330,500
Series 2021:
4% 7/1/38 (Assured Guaranty Muni. Corp. Insured)	1,140,000	1,324,576
4% 7/1/39 (Assured Guaranty Muni. Corp. Insured)	995,000	1,149,655
5% 7/1/32 (Assured Guaranty Muni. Corp. Insured)	3,000,000	3,843,506
5% 7/1/33 (Assured Guaranty Muni. Corp. Insured)	2,660,000	3,406,207
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A, 4% 8/15/45	820,000	889,333
Florida Higher Edl. Facilities Fing. Auth.:
(St. Leo Univ. Proj.) Series 2019:
5% 3/1/22	350,000	351,111
5% 3/1/23	400,000	415,153
5% 3/1/24	250,000	264,638
5% 3/1/25	670,000	724,902
Series 2019:
5% 10/1/22	225,000	231,043
5% 10/1/23	250,000	265,210
Florida Hsg. Fin. Corp. Rev. Series 2019 1, 4% 7/1/50	8,510,000	9,117,429
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/29	2,475,000	2,751,211
5% 10/1/35	1,000,000	1,106,963
Hillsborough County Aviation Auth. Rev. Series 2018 F:
5% 10/1/37	1,510,000	1,821,601
5% 10/1/43	2,000,000	2,392,244
Hillsborough County School Board Ctfs. of Prtn. Series 2020 A, 5% 7/1/27	5,000,000	5,860,066
Lee County School Board Ctfs. Series 2019 A:
5% 8/1/27	4,005,000	4,755,484
5% 8/1/28	2,020,000	2,445,648
Lee Memorial Health Sys. Hosp. Rev. Series 2019 A1:
5% 4/1/26	1,000,000	1,142,519
5% 4/1/44	3,235,000	3,853,497
Manatee County School District Series 2017, 5% 10/1/28 (Assured Guaranty Muni. Corp. Insured)	2,500,000	2,944,092
Miami-Dade County Aviation Rev. Series 2020 A, 4% 10/1/37	2,000,000	2,291,015
Miami-Dade County School Board Ctfs. of Prtn. Series 2015 B, 5% 5/1/28	1,715,000	1,906,289
Miami-Dade County School District Series 2015, 5% 3/15/26	1,545,000	1,727,934
Miami-Dade County Wtr. & Swr. Rev. Series 2019 B, 4% 10/1/49	4,000,000	4,479,296
Orange County School Board Ctfs. of Prtn. Series 2015 D, 5% 8/1/30 (Pre-Refunded to 8/1/25 @ 100)	875,000	988,384
Pasco County School Board Ctfs. of Prtn. Series 2018 A, 5% 8/1/35 (Build America Mutual Assurance Insured)	2,000,000	2,389,771
Pinellas County Hsg. Fin. Auth. Bonds Series 2021 B, 0.65%, tender 7/1/24 (a)	1,245,000	1,225,061
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017, 5% 8/15/28	1,550,000	1,831,198
St. Johns County School Board (School Board of St. Johns County, Florida Master Lease Prog.) Series 2019 A:
5% 7/1/24	800,000	872,784
5% 7/1/25	1,455,000	1,635,930
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/55	1,020,000	1,128,648
Series 2015 A, 5% 12/1/40	1,680,000	1,857,648
Tampa Hosp. Rev. (H. Lee Moffitt Cancer Ctr. Proj.):
Series 2016 B, 5% 7/1/37	960,000	1,080,273
Series 2020 B:
4% 7/1/45	3,000,000	3,340,273
5% 7/1/40	700,000	860,717
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2020 A:
0% 9/1/38	1,000,000	574,475
0% 9/1/39	850,000	466,758
0% 9/1/40	1,000,000	523,700
0% 9/1/41	1,000,000	499,673
0% 9/1/42	1,000,000	476,850
0% 9/1/45	1,850,000	768,905
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/44	245,000	290,494
5% 10/15/49	455,000	536,108

TOTAL FLORIDA		88,675,311

Georgia - 4.3%
Brookhaven Dev. Auth. Rev. Series 2019 A, 5% 7/1/36	1,000,000	1,228,114
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994:
2.15%, tender 6/13/24 (a)	6,360,000	6,512,465
2.25%, tender 5/25/23 (a)	1,840,000	1,870,705
Series 2013 1st, 2.925%, tender 3/12/24 (a)	2,320,000	2,412,003
Coweta County Dev. Auth. Rev. (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5% 7/1/44	5,000,000	6,028,723
Fayette County Hosp. Auth. Rev. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5%, tender 7/1/24 (a)	800,000	860,158
Fulton County Dev. Auth. Rev.:
Series 2019 C, 5% 7/1/28	1,350,000	1,640,855
Series 2019, 4% 6/15/49	190,000	212,511
Georgia Muni. Elec. Auth. Pwr. Rev. Series 2019 A:
4% 1/1/49	1,855,000	2,026,163
5% 1/1/26	1,225,000	1,386,978
5% 1/1/30	410,000	491,010
5% 1/1/39	1,215,000	1,447,886
5% 1/1/44	1,590,000	1,889,776
Hosp. Auth. of Savannah Auth. Rev. Series 2019 A:
4% 7/1/36	1,480,000	1,661,238
4% 7/1/43	1,545,000	1,716,715
Main Street Natural Gas, Inc. Bonds:
Series 2018 A, 4%, tender 9/1/23 (a)	770,000	802,834
Series 2019 B, 4%, tender 12/2/24 (a)	2,640,000	2,831,525
Series 2021 A, 4%, tender 9/1/27 (a)	40,000,000	44,807,456
Monroe County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Scherer Proj.) Series 1995, 2.25% 7/1/25	1,110,000	1,134,296
Private Colleges & Univs. Auth. Rev.:
(The Savannah College of Art & Design Projs.) Series 2021:
4% 4/1/38	870,000	992,656
5% 4/1/27	400,000	468,878
5% 4/1/31	600,000	752,062
5% 4/1/36	480,000	596,537
(The Savannah College of Art and Design Projs.) Series 2014, 5% 4/1/44 (Pre-Refunded to 4/1/24 @ 100)	2,000,000	2,168,218
Series 2020 B:
4% 9/1/38	3,000,000	3,443,931
5% 9/1/31	1,385,000	1,735,952
Series A:
5% 6/1/22	420,000	426,384
5% 6/1/23	420,000	442,815
5% 6/1/24	695,000	749,218

TOTAL GEORGIA		92,738,062

Hawaii - 0.7%
Hawaii Gen. Oblig.:
Series 2020 C, 4% 7/1/40	930,000	1,068,016
Series FG, 5% 10/1/27	1,000,000	1,167,987
Honolulu City & County Gen. Oblig.:
(Honolulu Rail Transit Proj.) Series 2020 B, 5% 3/1/29	7,055,000	8,688,732
Series 2018 A, 5% 9/1/41	2,000,000	2,405,307
Series 2019 A, 5% 9/1/24	765,000	841,819
Honolulu City and County Wastewtr. Sys. Series 2015 A, 5% 7/1/40 (Pre-Refunded to 7/1/25 @ 100)	885,000	998,852

TOTAL HAWAII		15,170,713

Idaho - 0.4%
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
Series 2019 A, 4% 1/1/50	100,000	107,435
Series 2021 A:
5% 7/15/29	3,000,000	3,699,342
5% 7/15/30	1,000,000	1,256,483
5% 7/15/31	640,000	813,781
5% 7/15/32	1,250,000	1,584,085

TOTAL IDAHO		7,461,126

Illinois - 11.9%
Champaign County Cmnty. Unit:
Series 2019:
4% 6/1/26	100,000	110,966
4% 6/1/27	830,000	937,456
4% 6/1/28	625,000	716,563
4% 6/1/29	1,550,000	1,801,325
4% 6/1/30	1,000,000	1,169,250
4% 6/1/31	1,250,000	1,452,920
4% 6/1/34	1,000,000	1,136,055
4% 6/1/35	1,290,000	1,462,702
4% 6/1/36	1,575,000	1,784,251
Series 2020 A:
5% 1/1/29	675,000	810,642
5% 1/1/30	625,000	749,795
5% 1/1/31	850,000	1,018,112
5% 1/1/33	1,650,000	1,972,430
Chicago Board of Ed.:
Series 1999, 0% 12/1/22 (Berkshire Hathaway Assurance Corp. Insured) (FGIC Insured)	1,465,000	1,454,540
Series 2011 A:
5% 12/1/41	60,000	60,101
5.5% 12/1/39	170,000	170,318
Series 2012 A, 5% 12/1/42	55,000	56,314
Series 2015 C:
5.25% 12/1/35	2,000,000	2,160,853
5.25% 12/1/39	45,000	48,438
Series 2016 A, 7% 12/1/44	3,200,000	3,747,028
Series 2017 C, 5% 12/1/25	290,000	324,174
Series 2017 D, 5% 12/1/31	865,000	982,907
Series 2017 H, 5% 12/1/36	650,000	732,441
Series 2018 A, 5% 12/1/27	185,000	213,490
Series 2018 C:
5% 12/1/24	100,000	109,505
5% 12/1/25	505,000	564,510
5% 12/1/27	505,000	582,771
5% 12/1/46	5,015,000	5,636,712
Series 2019 A:
5% 12/1/23	2,150,000	2,293,887
5% 12/1/28	240,000	280,346
5% 12/1/30	575,000	672,730
5% 12/1/31	600,000	699,840
Series 2022 A, 5% 12/1/47 (c)	2,230,000	2,562,119
Chicago Gen. Oblig. Series 2020 A:
5% 1/1/26	2,090,000	2,335,006
5% 1/1/27	1,520,000	1,730,157
5% 1/1/30	1,745,000	2,064,627
5% 1/1/32	1,300,000	1,529,450
Chicago Midway Arpt. Rev.:
Series 2013 B, 5% 1/1/25	620,000	642,886
Series 2016 B, 5% 1/1/46	6,905,000	7,820,572
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2013 D:
5% 1/1/25	500,000	518,457
5.25% 1/1/31	1,485,000	1,539,855
Series 2015 B, 5% 1/1/32	1,000,000	1,093,597
Series 2016 D, 5% 1/1/52	1,205,000	1,391,000
Series 2018 B:
5% 1/1/36	2,250,000	2,691,380
5% 1/1/37	3,250,000	3,883,556
5% 1/1/48	10,505,000	12,382,143
5% 1/1/53	385,000	452,943
Series 2020 A, 4% 1/1/38	700,000	794,546
Cook County Cmnty. Consolidated School District No. 59 Series 2020:
4% 3/1/24	900,000	954,533
5% 3/1/25	850,000	947,335
5% 3/1/26	1,235,000	1,412,161
5% 3/1/27	1,245,000	1,463,263
5% 3/1/28	1,350,000	1,617,700
Cook County Gen. Oblig.:
Series 2021 A:
5% 11/15/31	3,650,000	4,496,008
5% 11/15/32	2,400,000	2,951,325
5% 11/15/33	2,350,000	2,886,425
Series 2021 B:
4% 11/15/25	620,000	673,846
4% 11/15/26	315,000	347,283
4% 11/15/27	320,000	356,923
4% 11/15/28	160,000	180,518
Illinois Fin. Auth. Academic Facilities (Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A:
5% 10/1/27	240,000	283,324
5% 10/1/28	200,000	240,710
5% 10/1/44	1,000,000	1,191,017
5% 10/1/49	1,250,000	1,479,475
5% 10/1/51	1,000,000	1,182,278
Illinois Fin. Auth. Rev.:
(Northwestern Memorial Hosp.,IL. Proj.) Series 2017 A, 5% 7/15/25	300,000	337,461
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	5,150,000	5,721,762
5% 5/15/43	50,000	59,170
(Presence Health Proj.) Series 2016 C, 5% 2/15/36	1,000,000	1,161,878
Bonds Series E, 2.25%, tender 4/29/22 (a)	330,000	331,487
Series 2012 A, 5% 5/15/22	1,000,000	1,012,908
Series 2013, 4.25% 5/15/43 (Pre-Refunded to 5/15/22 @ 100)	405,000	409,272
Series 2015 A:
4.125% 11/15/37	680,000	734,099
5% 10/1/35	2,555,000	2,867,527
5% 11/15/45	10,000,000	11,171,699
Series 2016 A:
5% 2/15/24	850,000	917,400
5% 8/15/25	1,175,000	1,323,941
Series 2016 C, 5% 2/15/31	2,500,000	2,917,866
Series 2016:
4% 12/1/35	360,000	393,599
5% 12/1/40	2,150,000	2,439,939
5% 12/1/46	12,400,000	14,011,343
Series 2017 A, 5% 1/1/35	3,000,000	3,422,615
Series 2018 A:
4.25% 1/1/44	55,000	61,252
5% 1/1/38	215,000	251,775
5% 10/1/41	3,000,000	3,541,512
5% 1/1/44	320,000	371,932
Series 2019, 4% 9/1/35	450,000	500,284
Illinois Gen. Oblig.:
Series 2006, 5.5% 1/1/28	5,000,000	5,933,167
Series 2012:
5% 8/1/22	60,000	61,271
5% 8/1/24	1,000,000	1,020,312
Series 2013, 5% 7/1/22	40,000	40,710
Series 2014:
5% 2/1/22	215,000	215,000
5% 2/1/23	180,000	187,245
5% 2/1/26	550,000	589,821
Series 2016:
5% 2/1/26	5,270,000	5,936,379
5% 2/1/27	615,000	704,734
Series 2017 C, 5% 11/1/29	1,230,000	1,412,864
Series 2017 D:
5% 11/1/25	1,185,000	1,329,227
5% 11/1/27	3,030,000	3,505,407
Series 2018 A:
5% 10/1/24	500,000	547,340
5% 10/1/28	1,000,000	1,172,648
5% 10/1/29	1,600,000	1,885,724
Series 2018 B, 5% 10/1/26	1,000,000	1,139,784
Series 2019 B:
5% 9/1/22	490,000	502,017
5% 9/1/23	500,000	530,252
5% 9/1/24	500,000	546,016
Series 2021 A:
5% 3/1/32	195,000	235,700
5% 3/1/33	1,000,000	1,208,102
5% 3/1/34	1,000,000	1,207,410
5% 3/1/46	2,000,000	2,358,758
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2014 A, 5% 12/1/22	1,300,000	1,346,814
Series 2015 A, 5% 1/1/37	470,000	524,434
Series 2019 A, 5% 1/1/44	490,000	595,710
Series A:
5% 1/1/38	1,010,000	1,253,847
5% 1/1/41	220,000	271,847
5% 1/1/45	13,450,000	16,426,001
Kane & DeKalb Counties Cmnty. Unit School District #302 Series 2018, 5% 2/1/26	2,010,000	2,276,402
Kane County School District No. 131 Series 2020 A:
4% 12/1/30 (Assured Guaranty Muni. Corp. Insured)	460,000	525,137
4% 12/1/31 (Assured Guaranty Muni. Corp. Insured)	615,000	694,040
4% 12/1/33 (Assured Guaranty Muni. Corp. Insured)	255,000	287,464
4% 12/1/35 (Assured Guaranty Muni. Corp. Insured)	275,000	309,353
4% 12/1/36 (Assured Guaranty Muni. Corp. Insured)	250,000	280,965
4% 12/1/38 (Assured Guaranty Muni. Corp. Insured)	580,000	650,722
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.) Series 2010 B1:
0% 6/15/43 (Assured Guaranty Muni. Corp. Insured)	3,200,000	1,679,351
0% 6/15/46 (Assured Guaranty Muni. Corp. Insured)	8,000,000	3,735,144
0% 6/15/47 (Assured Guaranty Muni. Corp. Insured)	2,525,000	1,136,936
Series 2017 A, 5% 6/15/57	6,625,000	7,415,960
Series 2020 A:
4% 6/15/50	8,955,000	9,505,927
5% 6/15/50	7,310,000	8,299,191
Series 2020 B, 5% 6/15/42	2,695,000	3,118,744
Series 2022 A:
0% 12/15/35 (c)	780,000	520,683
0% 12/15/36 (c)	1,035,000	666,440
0% 6/15/40 (c)	1,055,000	592,339
0% 6/15/41 (c)	1,450,000	782,882
Northern Illinois Univ. Revs. Series 2020 B:
4% 4/1/36 (Build America Mutual Assurance Insured)	1,300,000	1,467,062
4% 4/1/38 (Build America Mutual Assurance Insured)	1,300,000	1,461,989
4% 4/1/40 (Build America Mutual Assurance Insured)	870,000	975,435
Railsplitter Tobacco Settlement Auth. Rev. Series 2017, 5% 6/1/27	1,200,000	1,365,385
Univ. of Illinois Board of Trustees Ctfs. of Prtn. Series 2014 C, 5% 3/15/23	215,000	225,250
Univ. of Illinois Rev. Series 2018 A, 5% 4/1/29	100,000	120,000

TOTAL ILLINOIS		256,751,853

Indiana - 0.6%
Indiana Fin. Auth. Health Sys. Rev. Bonds Series 2019 B, 2.25%, tender 7/1/25 (a)	580,000	598,041
Indiana Fin. Auth. Rev. (DePauw Univ. Proj.) Series 2019, 5% 7/1/22	1,510,000	1,536,525
Indiana Health Facility Fing. Auth. Rev. Bonds Series 2001 A2, 2%, tender 2/1/22 (a)	340,000	344,297
Indiana Hsg. & Cmnty. Dev. Auth.:
(Glasswater Creek of Whitestown Proj.) Series 2020, 5.375% 10/1/40 (b)	695,000	704,747
Series 2019 B, 3.5% 1/1/49	625,000	660,744
Series 2021 B, 5% 1/1/23	500,000	519,627
Series A:
3.75% 1/1/49	3,000,000	3,202,424
5% 1/1/28	325,000	383,443
5% 7/1/28	325,000	387,124
5% 1/1/29	325,000	390,622
5% 7/1/29	270,000	326,406
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019, 5% 4/1/43	1,555,000	1,810,754
Series 2020, 5% 4/1/32	765,000	906,635

TOTAL INDIANA		11,771,389

Iowa - 0.5%
Iowa Fin. Auth. Rev.:
Series 2018 B, 5% 2/15/48	1,000,000	1,183,770
Series A, 5% 5/15/48	120,000	130,058
Iowa Higher Ed. Ln. Auth. Rev. (Grinnell College Proj.) Series 2017, 5% 12/1/46	5,925,000	6,833,667
Tobacco Settlement Auth. Tobacco Settlement Rev.:
Series 2021 A2, 4% 6/1/49	1,200,000	1,314,389
Series 2021 B1, 4% 6/1/49	1,550,000	1,687,134

TOTAL IOWA		11,149,018

Kentucky - 3.4%
Ashland Med. Ctr. Rev. Series 2019:
4% 2/1/36	760,000	841,365
4% 2/1/37	575,000	635,851
5% 2/1/24	1,180,000	1,265,600
5% 2/1/25	945,000	1,043,827
Boyle County Edl. Facilities Rev. Series 2017, 5% 6/1/37	320,000	369,705
Carroll County Poll. Ctlr Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2016 A, 1.55%, tender 9/1/26 (a)	6,750,000	6,795,892
Kenton County Arpt. Board Arpt. Rev. Series 2019:
5% 1/1/38	730,000	876,708
5% 1/1/39	690,000	824,380
5% 1/1/49	2,500,000	2,957,853
Kentucky Econ. Dev. Fin. Auth. Series 2019 A2, 5% 8/1/49	3,400,000	3,971,175
Kentucky State Property & Buildings Commission Rev.:
(Proj. No. 112) Series 2016 B, 5% 11/1/27	1,095,000	1,271,901
(Proj. No. 119) Series 2018:
5% 5/1/28	1,000,000	1,200,498
5% 5/1/38	4,000,000	4,715,277
Series 2017:
5% 4/1/25	3,425,000	3,830,020
5% 4/1/26	3,470,000	3,984,241
Series A:
4% 11/1/34	1,250,000	1,417,574
4% 11/1/35	400,000	453,204
4% 11/1/36	1,000,000	1,131,969
4% 11/1/37	1,250,000	1,412,088
5% 11/1/22	1,400,000	1,444,853
5% 8/1/27	400,000	448,325
5% 11/1/29	1,105,000	1,334,028
Series B:
5% 8/1/23	1,330,000	1,409,533
5% 8/1/25	2,965,000	3,348,122
5% 8/1/26	1,910,000	2,212,752
5% 5/1/27	2,000,000	2,357,678
Kentucky, Inc. Pub. Energy:
Bonds:
Series A, 4%, tender 6/1/26 (a)	11,515,000	12,542,905
Series C1, 4%, tender 6/1/25 (a)	2,000,000	2,150,585
Series A:
4% 6/1/23	585,000	606,206
4% 12/1/24	500,000	533,440
4% 6/1/25	585,000	629,604
Louisville & Jefferson County:
Bonds:
Series 2020 B, 5%, tender 10/1/23 (a)	1,530,000	1,635,154
Series 2020 C, 5%, tender 10/1/26 (a)	525,000	605,211
Series 2020 D, 5%, tender 10/1/29 (a)	630,000	774,422
Series 2016 A, 5% 10/1/31	95,000	109,237
Series 2020 A, 4% 10/1/39	1,500,000	1,676,435

TOTAL KENTUCKY		72,817,618

Louisiana - 0.7%
Calcasieu Parish Memorial Hosp. (Lake Charles Memorial Hosp. Proj.) Series 2019:
4% 12/1/22	815,000	832,461
4% 12/1/23	1,135,000	1,179,430
4% 12/1/24	1,145,000	1,204,640
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2017 A, 5% 7/1/47	2,020,000	2,317,822
Louisiana Pub. Facilities Auth. Rev.:
(Ochsner Clinic Foundation Proj.) Series 2017, 5% 5/15/27	885,000	1,041,249
Series 2018 E:
5% 7/1/32	1,470,000	1,769,448
5% 7/1/33	1,195,000	1,437,878
5% 7/1/34	1,385,000	1,665,172
St. John Baptist Parish Rev.:
(Marathon Oil Corp.) Series 2017, 2.2% 6/1/37 (a)	1,495,000	1,531,784
Bonds (Marathon Oil Corp.) Series 2017:
2%, tender 4/1/23 (a)	1,410,000	1,424,463
2.1%, tender 7/1/24 (a)	680,000	693,209

TOTAL LOUISIANA		15,097,556

Maine - 0.2%
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43 (Pre-Refunded to 7/1/23 @ 100)	100,000	105,834
Series 2013:
5% 7/1/22 (Escrowed to Maturity)	400,000	407,482
5% 7/1/33 (Pre-Refunded to 7/1/23 @ 100)	395,000	418,042
Series 2017 B, 5% 7/1/33	280,000	325,484
Maine Hsg. Auth. Mtg. Series C, 3.5% 11/15/46	2,515,000	2,601,105
Maine Tpk. Auth. Tpk. Rev. Series 2018, 5% 7/1/47	500,000	587,386

TOTAL MAINE		4,445,333

Maryland - 2.0%
Anne Arundel County Gen. Oblig. Series 2021:
5% 10/1/26	5,425,000	6,344,378
5% 4/1/28	6,575,000	7,970,014
Hsg. Opportunities Commission of Montgomery County Series 2021 C, 0.8% 7/1/25	400,000	389,978
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	435,000	464,783
Series 2019 C:
5% 9/1/27	725,000	856,082
5% 9/1/28	115,000	138,192
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A, 5% 6/1/24	1,000,000	1,084,247
Maryland Gen. Oblig.:
First Series 2016, 5% 6/1/26	1,785,000	1,944,627
Series 2022 2C, 4% 3/1/29 (c)	4,210,000	4,880,909
Maryland Health & Higher Edl. Series 2021 A, 5% 6/1/31	350,000	432,236
Maryland Health & Higher Edl. Facilities Auth. Rev. Series 2020 B:
5% 4/15/24	705,000	762,697
5% 4/15/25	920,000	1,025,049
Maryland Trans. Auth. Trans. Facility Projs. Rev. Series 2020:
4% 7/1/45	1,645,000	1,855,541
4% 7/1/50	960,000	1,076,749
5% 7/1/40	4,930,000	6,100,604
Washington Metropolitan Area Transit Auth. Series 2021 A:
5% 7/15/26	2,580,000	2,996,332
5% 7/15/27	3,700,000	4,403,780

TOTAL MARYLAND		42,726,198

Massachusetts - 4.3%
Massachusetts Commonwealth Trans. Fund Rev.:
(Rail Enhancement Prog.) Series 2021 B, 5% 6/1/37	4,455,000	5,378,289
Series 2021 A, 5% 6/1/51	7,990,000	9,688,780
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Bonds Series 2019 A, 5%, tender 1/1/23 (a)	5,195,000	5,394,056
Massachusetts Dev. Fin. Agcy. Rev.:
Caregroup, Inc. Series 2015 H-1, 5% 7/1/25	1,375,000	1,545,982
Series 2017 A, 5% 1/1/36	2,415,000	2,773,171
Series 2017, 5% 7/1/47	945,000	1,052,109
Series 2018, 5% 1/1/43	1,335,000	1,519,987
Series 2019 K:
5% 7/1/25	825,000	927,589
5% 7/1/26	1,085,000	1,252,689
5% 7/1/27	1,305,000	1,540,594
Series 2019:
5% 7/1/25	655,000	728,315
5% 7/1/26	370,000	421,391
5% 7/1/28	550,000	648,568
5% 7/1/29	500,000	599,114
5% 9/1/59	3,730,000	4,415,147
Series 2020 A:
4% 7/1/45	3,660,000	3,993,794
5% 10/15/25	350,000	397,800
5% 10/15/27	7,500,000	8,973,815
5% 10/15/28	7,340,000	8,975,478
Series 2021 V, 5% 7/1/55	5,320,000	7,817,377
Series A, 4% 6/1/49	2,365,000	2,625,250
Series J2, 5% 7/1/53	3,775,000	4,420,967
Series M:
4% 10/1/50	3,725,000	4,050,141
5% 10/1/45	2,805,000	3,320,116
Massachusetts Gen. Oblig.:
Series 2019 C, 5% 5/1/49	1,630,000	1,961,220
Series E, 5% 11/1/50	3,395,000	4,158,057
Massachusetts Hsg. Fin. Auth. Series 2021 223, 3% 6/1/47	2,425,000	2,544,127
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Series A, 5% 2/15/49 (Pre-Refunded to 2/15/26 @ 100)	2,500,000	2,867,188

TOTAL MASSACHUSETTS		93,991,111

Michigan - 2.2%
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/37 (Assured Guaranty Muni. Corp. Insured)	150,000	161,966
Detroit Gen. Oblig. Series 2021 A, 5% 4/1/50	800,000	928,360
Flint Hosp. Bldg. Auth. Rev. Series 2020:
4% 7/1/41	1,060,000	1,173,302
5% 7/1/25	465,000	511,187
5% 7/1/26	425,000	477,290
5% 7/1/27	660,000	755,490
5% 7/1/28	925,000	1,076,252
Grand Rapids Pub. Schools Series 2019, 5% 11/1/26 (Assured Guaranty Muni. Corp. Insured)	920,000	1,068,170
Lake Orion Cmnty. School District Series 2019, 5% 5/1/24	500,000	543,425
Lansing Cmnty. College Series 2019, 5% 5/1/44	5,070,000	6,045,994
Michigan Fin. Auth. Rev.:
(Detroit Wtr. and Sewage Dept. Wtr. Supply Sys. Rev. Rfdg. Local Proj.) Series 2014 C3, 5% 7/1/22 (Assured Guaranty Muni. Corp. Insured)	630,000	641,731
(Henry Ford Health Sys. Proj.) Series 2016, 5% 11/15/25	4,220,000	4,802,498
(Trinity Health Proj.) Series 2017, 5% 12/1/37	1,000,000	1,170,645
Bonds:
Series 2019 B, 3.5%, tender 11/15/22 (a)	620,000	633,440
Series 2019 MI2, 5%, tender 2/1/25 (a)	740,000	820,382
Series 2015 A:
5% 8/1/26	1,675,000	1,830,440
5% 8/1/27	2,680,000	2,926,622
Series 2015, 5% 11/15/28	1,405,000	1,565,263
Series 2016, 5% 11/15/26	850,000	992,555
Series 2019 A:
4% 12/1/49	795,000	880,724
5% 11/15/48	290,000	345,973
Series 2020 A, 4% 6/1/49	865,000	949,234
Oakland Univ. Rev.:
Series 2016, 5% 3/1/41	810,000	913,132
Series 2019 A, 5% 3/1/31	580,000	704,961
Series 2019:
5% 3/1/32	650,000	788,389
5% 3/1/33	625,000	757,759
5% 3/1/34	700,000	848,301
5% 3/1/35	700,000	847,139
5% 3/1/36	800,000	968,561
5% 3/1/37	900,000	1,087,985
5% 3/1/38	1,325,000	1,599,239
5% 3/1/39	900,000	1,084,946
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D, 5% 9/1/23	525,000	558,751
Univ. of Michigan Rev.:
Series 2017 A, 5% 4/1/24	1,245,000	1,351,675
Series 2020 A, 5% 4/1/50	4,000,000	4,897,856

TOTAL MICHIGAN		46,709,637

Minnesota - 0.5%
City of White Bear Lake (YMCA of Greater Twin Cities Proj.) Series 2018:
5% 6/1/23	515,000	537,368
5% 6/1/27	500,000	563,976
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A, 5% 2/15/43	500,000	582,505
Hennepin County Reg'l. Railroad Auth. Series 2019, 5% 12/1/28	2,120,000	2,603,819
Minnesota Higher Ed. Facilities Auth. Rev.:
Series 2016 A, 5% 5/1/46	1,460,000	1,541,525
Series 2018 A, 5% 10/1/45	5,000	5,780
Saint Cloud Health Care Rev. Series 2019:
4% 5/1/49	540,000	597,663
5% 5/1/48	675,000	800,974
Shakopee Sr. Hsg. Rev. Bonds Series 2018, 5.85%, tender 11/1/25 (a)(b)	1,340,000	1,416,368
St. Paul Hsg. & Redev. Auth. Health Care Facilities Rev. Series 2015 A, 5% 7/1/29	2,240,000	2,503,397

TOTAL MINNESOTA		11,153,375

Mississippi - 0.2%
Mississippi Hosp. Equip. & Facilities Auth.:
Bonds Series II, 5%, tender 3/1/27 (a)	605,000	691,737
Series I:
5% 10/1/22	400,000	411,774
5% 10/1/23	550,000	587,046
5% 10/1/24	535,000	589,693
5% 10/1/26	650,000	756,307
5% 10/1/28	1,000,000	1,210,548

TOTAL MISSISSIPPI		4,247,105

Missouri - 1.3%
Kansas City Wtr. Rev. Series 2020 A:
4% 12/1/32	675,000	794,497
4% 12/1/34	400,000	470,576
4% 12/1/36	700,000	821,623
4% 12/1/37	500,000	586,756
4% 12/1/40	500,000	583,698
5% 12/1/28	580,000	709,832
5% 12/1/29	350,000	437,036
5% 12/1/30	660,000	839,846
5% 12/1/35	600,000	763,300
Missouri Health & Edl. Facilities Rev.:
Series 2017 A, 5% 10/1/42	2,350,000	2,727,215
Series 2019 A:
4% 10/1/48	4,785,000	5,286,189
5% 10/1/46	460,000	547,312
Missouri Hsg. Dev. Commission Single Family Mtg. Rev.:
Series 2019, 4% 5/1/50	145,000	155,607
Series 2021 A, 3% 5/1/52	2,790,000	2,923,771
Saint Louis Arpt. Rev.:
Series 2017 A, 5% 7/1/22 (Assured Guaranty Muni. Corp. Insured)	1,695,000	1,726,850
Series 2019 C:
5% 7/1/26	1,440,000	1,657,883
5% 7/1/27	2,430,000	2,859,011
Series A, 5.25% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	2,790,000	3,244,464
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A, 5.125% 9/1/48	55,000	60,461

TOTAL MISSOURI		27,195,927

Montana - 0.0%
Montana Board Hsg. Single Family Series 2019 B, 4% 6/1/50	75,000	81,270
Nebraska - 0.7%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (a)	13,400,000	14,567,310
Nevada - 1.3%
Clark County Arpt. Rev.:
Series 2014 A2, 5% 7/1/30	420,000	457,161
Series 2019 A, 5% 7/1/26	1,255,000	1,444,891
Clark County School District:
Series 2015 C, 5% 6/15/26	3,000,000	3,411,010
Series 2016 B, 5% 6/15/26	1,675,000	1,930,047
Series 2017 A:
5% 6/15/22	2,520,000	2,563,013
5% 6/15/24	250,000	272,360
5% 6/15/25	5,945,000	6,667,341
5% 6/15/26	215,000	247,737
Series 2017 C, 5% 6/15/22	210,000	213,584
Series A, 5% 6/15/27	1,305,000	1,544,947
Nevada Hsg. Division Single Family Mtg. Rev.:
Series 2019 A, 4% 4/1/49	2,215,000	2,368,749
Series 2019 B, 4% 10/1/49	235,000	251,472
Series 2021 B, 3% 10/1/51	7,270,000	7,642,085

TOTAL NEVADA		29,014,397

New Hampshire - 0.3%
Nat'l. Finnance Auth. Series 2020 1, 4.125% 1/20/34	1,764,726	1,977,392
New Hampshire Health & Ed. Facilities Auth.:
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A, 5% 8/1/34	315,000	374,440
Series 2017, 5% 7/1/44	2,335,000	2,638,923
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Covenant Health Sys., Inc. Proj.) Series 2012, 5% 7/1/42 (Pre-Refunded to 7/1/22 @ 100)	1,695,000	1,725,990
Series 2016, 5% 10/1/23	170,000	181,071

TOTAL NEW HAMPSHIRE		6,897,816

New Jersey - 4.0%
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A, 5% 2/15/26	1,000,000	1,072,224
New Jersey Econ. Dev. Auth.:
(White Horse HMT Urban Renewal LLC Proj.) Series 2020, 5% 1/1/40 (b)	310,000	307,092
Series A, 5% 11/1/31	2,735,000	3,284,130
New Jersey Econ. Dev. Auth. Lease Rev. (State House Proj.) Series 2017 B:
5% 6/15/26	1,000,000	1,144,266
5% 6/15/35	580,000	680,716
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (b)	220,000	220,263
(Provident Montclair Proj.) Series 2017, 5% 6/1/25 (Assured Guaranty Muni. Corp. Insured)	1,035,000	1,157,690
Series 2013 NN, 5% 3/1/27	1,055,000	1,097,942
Series 2014 PP, 5% 6/15/26	1,000,000	1,086,777
Series 2014 RR, 5% 6/15/32 (Pre-Refunded to 6/15/24 @ 100)	210,000	228,704
Series 2014 UU, 5% 6/15/30 (Pre-Refunded to 6/15/24 @ 100)	260,000	283,158
Series 2015 XX:
5% 6/15/22	3,285,000	3,336,734
5% 6/15/23	3,500,000	3,687,590
5% 6/15/26	235,000	262,049
Series 2016 A, 5% 7/15/27	1,000,000	1,144,235
Series 2016 BBB:
5% 6/15/23	1,400,000	1,475,036
5.5% 6/15/30 (Pre-Refunded to 12/15/26 @ 100)	230,000	273,987
Series 2018 EEE:
5% 6/15/28	590,000	701,078
5% 6/15/34	1,500,000	1,763,012
Series LLL:
4% 6/15/44	2,935,000	3,207,844
4% 6/15/49	2,690,000	2,921,093
Series MMM:
4% 6/15/35	1,160,000	1,294,328
4% 6/15/36	450,000	501,136
New Jersey Edl. Facility Series 2016 E, 5% 7/1/22	765,000	778,825
New Jersey Gen. Oblig. Series 2020 A:
4% 6/1/30	1,060,000	1,217,661
4% 6/1/31	400,000	464,071
4% 6/1/32	270,000	316,398
5% 6/1/29	1,195,000	1,444,360
New Jersey Health Care Facilities Fing. Auth. Rev.:
Bonds:
Series 2019 B1, 5%, tender 7/1/24 (a)	1,360,000	1,478,878
Series 2019 B2, 5%, tender 7/1/25 (a)	1,665,000	1,873,290
Series 2019 B3, 5%, tender 7/1/26 (a)	1,695,000	1,951,236
Series 2016:
4% 7/1/48	200,000	215,240
5% 7/1/28	1,170,000	1,338,441
5% 7/1/41	90,000	101,764
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev. Series 2019 A:
5% 12/1/23	200,000	214,226
5% 12/1/24	115,000	126,805
5% 12/1/25	215,000	242,913
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A, 5% 6/1/28	1,000,000	1,200,222
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2015 E, 5% 1/1/34	675,000	742,837
Series 2021 A:
4% 1/1/42	1,710,000	1,959,944
4% 1/1/51	2,000,000	2,254,842
Series D, 5% 1/1/28	1,000,000	1,146,722
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA, 5.25% 6/15/43	1,945,000	2,295,425
Series 2010 A, 0% 12/15/27	1,205,000	1,060,498
Series 2018 A:
5% 12/15/32	355,000	417,926
5% 12/15/34	1,350,000	1,585,326
Series 2021 A:
4% 6/15/38 (c)	800,000	886,084
5% 6/15/33	4,520,000	5,532,078
Series 2022 A, 4% 6/15/40 (c)	3,340,000	3,679,369
Series 2022 AA:
5% 6/15/30 (c)	1,970,000	2,386,703
5% 6/15/31 (c)	4,790,000	5,886,483
Series A:
4% 12/15/39	1,000,000	1,104,616
4.25% 12/15/38	2,515,000	2,796,974
Series AA:
4% 6/15/39	1,040,000	1,153,715
4% 6/15/50	2,280,000	2,475,124
5% 6/15/29	405,000	411,666
5% 6/15/36	1,150,000	1,391,891
5% 6/15/50	500,000	590,385
Series BB, 4% 6/15/44	1,300,000	1,412,576
Newark Port Auth. Hsg. Auth. Rev. Series 2007, 5.25% 1/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,121,031
Rutgers State Univ. Rev. Series Q:
5% 5/1/22	275,000	278,112
5% 5/1/23	215,000	226,136

TOTAL NEW JERSEY		86,891,877

New Mexico - 0.5%
Albuquerque Brnl Co. Wtr. Utl Series 2018, 5% 7/1/28	1,000,000	1,155,017
New Mexico Hosp. Equip. Ln. Council Rev. Bonds Series 2019 B, 5%, tender 8/1/25 (a)	1,460,000	1,640,947
New Mexico Mtg. Fin. Auth.:
Series 2019 C, 4% 1/1/50	885,000	949,463
Series 2019 D, 3.75% 1/1/50	320,000	341,363
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev.:
Bonds Series 2019 A, 5%, tender 5/1/25 (a)	5,000,000	5,562,388
Series 2019 A:
4% 5/1/23	590,000	612,503
4% 11/1/23	200,000	210,050
4% 5/1/24	675,000	716,662
Santa Fe Retirement Fac.:
Series 2019 A:
2.25% 5/15/24	35,000	35,018
5% 5/15/34	70,000	77,889
5% 5/15/39	50,000	55,312
5% 5/15/44	50,000	54,991
5% 5/15/49	105,000	115,169
Series 2019 B1, 2.625% 5/15/25	55,000	55,043

TOTAL NEW MEXICO		11,581,815

New York - 8.2%
Dorm. Auth. New York Univ. Rev. Series 2017 A, 5% 7/1/46 (Pre-Refunded to 7/1/27 @ 100)	1,265,000	1,503,514
Hudson Yards Infrastructure Corp. New York Rev. Series 2017 A, 5% 2/15/42	3,700,000	4,239,171
Long Island Pwr. Auth. Elec. Sys. Rev.:
Bonds Series 2019 B, 1.65%, tender 9/1/24 (a)	2,600,000	2,625,147
Series 2018, 5% 9/1/36	250,000	305,100
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	300,000	315,480
New York City Edl. Construction Fund Series 2021 B, 5% 4/1/46	2,195,000	2,666,160
New York City Gen. Oblig.:
Series 2021 A1:
5% 8/1/28	2,385,000	2,879,378
5% 8/1/29	2,595,000	3,200,676
Series 2022 A1, 5% 8/1/47	3,895,000	4,752,214
Series B, 5% 10/1/42	2,000,000	2,421,753
New York City Hsg. Dev. Corp. Multifamily Hsg. Bonds:
Series 2021 C2, 0.7%, tender 7/1/25 (a)	1,265,000	1,241,551
Series 2021 K2, 0.9%, tender 1/1/26 (a)	7,040,000	6,851,681
Series 2021, 0.6%, tender 7/1/25 (a)	1,675,000	1,619,762
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
(New York State Gen. Oblig. Proj.) Series 2015 S-1, 5% 7/15/35	7,000,000	7,741,725
Series 2018 S2, 5% 7/15/35	1,075,000	1,267,707
New York City Transitional Fin. Auth. Rev.:
Series 2018 A2, 5% 8/1/39	1,800,000	2,106,147
Series 2018 B, 5% 8/1/45	7,150,000	8,309,067
Series 2022 A1, 5% 11/1/29	5,660,000	7,042,093
New York City Trust Cultural Resources Rev. Series 2021, 5% 7/1/31	3,600,000	4,631,763
New York Dorm. Auth. Rev. Bonds:
Series 2019 B2, 5%, tender 5/1/24 (a)	880,000	939,722
Series 2019 B3, 5%, tender 5/1/26 (a)	635,000	717,146
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev. Series 2012 A, 0% 11/15/32	5,515,000	4,313,959
New York Metropolitan Trans. Auth. Rev.:
Series 2015 A1, 5% 11/15/29	425,000	468,965
Series 2017 C1, 5% 11/15/34	1,465,000	1,697,530
Series 2017 D:
5% 11/15/30	8,955,000	10,402,127
5% 11/15/35	2,000,000	2,318,980
Series 2020 A, 5% 2/1/23	3,020,000	3,132,323
Series 2020 D, 4% 11/15/46	13,530,000	14,536,520
Series D1, 5% 11/1/25	2,050,000	2,110,768
New York State Dorm. Auth.:
Series 2017 A, 5% 2/15/31	1,000,000	1,162,403
Series 2021 E:
4% 3/15/45	5,805,000	6,569,837
4% 3/15/47	4,090,000	4,613,857
New York State Hsg. Fin. Agcy. Rev. Bonds Series 2021 J2:
1%, tender 11/1/26 (a)	1,025,000	994,955
1.1%, tender 5/1/27 (a)	3,790,000	3,671,097
New York State Urban Dev. Corp.:
Series 2020 A, 4% 3/15/45	1,250,000	1,395,909
Series 2020 C:
5% 3/15/43	5,000,000	6,103,707
5% 3/15/47	10,000,000	12,112,701
Series 2020 E:
4% 3/15/44	9,300,000	10,355,341
4% 3/15/45	7,500,000	8,329,598
New York State Urban Eev Corp. Series 2019 A, 5% 3/15/37	3,785,000	4,667,962
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A, 5% 12/1/26 (Assured Guaranty Muni. Corp. Insured)	1,625,000	1,734,281
Suffolk County Econ. Dev. Corp. Rev. Series 2021:
4.625% 11/1/31 (b)	250,000	250,763
5.375% 11/1/54 (b)	935,000	937,829
Triborough Bridge & Tunnel Auth. Series 2021 A1, 5% 5/15/51	1,875,000	2,311,372
Triborough Bridge & Tunnel Auth. Revs. Series 2018 A, 5% 11/15/44	4,000,000	4,731,355

TOTAL NEW YORK		176,301,096

New York And New Jersey - 0.3%
Port Auth. of New York & New Jersey:
(H. Lee Moffitt Cancer Ctr. Proj.) Series 2016, 5% 11/15/41	5,000,000	5,738,478
Series 194, 5.25% 10/15/55	1,335,000	1,507,612

TOTAL NEW YORK AND NEW JERSEY		7,246,090

North Carolina - 0.9%
Charlotte Ctfs. of Prtn. (Convention Facility Projs.) Series 2019 A, 4% 6/1/39	875,000	999,795
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/27 (Escrowed to Maturity)	55,000	65,387
5% 10/1/42 (Pre-Refunded to 10/1/27 @ 100)	465,000	552,819
North Carolina Med. Care Commission Health Care Facilities Rev. Bonds:
Series 2019 B, 2.2%, tender 12/1/22 (a)	780,000	784,183
Series 2019 C, 2.55%, tender 6/1/26 (a)	1,345,000	1,389,776
North Carolina Tpk. Auth. Triangle Expressway Sys. Series 2019, 5% 1/1/49	14,000,000	16,458,795

TOTAL NORTH CAROLINA		20,250,755

North Dakota - 0.2%
North Dakota Hsg. Fin. Agcy.:
Series 2021 A, 3% 1/1/52	910,000	953,717
Series 2021 B, 3% 7/1/52	2,350,000	2,469,711

TOTAL NORTH DAKOTA		3,423,428

Ohio - 3.7%
Akron Bath Copley Hosp. District Rev.:
Series 2016, 5.25% 11/15/46	3,735,000	4,275,728
Series 2020, 5% 11/15/31	385,000	474,584
Allen County Hosp. Facilities Rev. Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	500,000	505,682
American Muni. Pwr., Inc. Rev. (Greenup Hydroelectric Proj.):
Series 2016 A, 5% 2/15/41	1,000,000	1,121,550
Series 2016, 5% 2/15/46	1,735,000	1,942,300
Chillicothe Hosp. Facilities Rev. (Adena Health Sys. Oblig. Group Proj.) Series 2017, 5% 12/1/47	1,000,000	1,155,700
Cleveland Arpt. Sys. Rev. Series 2016 A:
5% 1/1/24 (Assured Guaranty Muni. Corp. Insured)	1,200,000	1,289,999
5% 1/1/25 (Assured Guaranty Muni. Corp. Insured)	730,000	808,886
Columbus Gen. Oblig.:
Series 2016 2, 5% 7/1/25	1,900,000	2,140,343
Series 2019 A, 5% 4/1/33	2,430,000	2,986,593
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 4.25% 6/15/24	385,000	395,626
Franklin County Hosp. Facilities Rev. Bonds (U.S. Health Corp. of Columbus Proj.) Series 2011 B, 5%, tender 5/15/23 (a)	195,000	204,709
Hamilton County Healthcare Facilities Rev. Series 2012, 5.25% 6/1/26	495,000	502,062
Hamilton County Healthcare Rev. (Life Enriching Cmntys. Proj.) Series 2016, 5% 1/1/51	1,000,000	1,067,975
Hamilton County Hosp. Facilities Rev. (Trihealth, Inc. Obligated Group Proj.) Series 2017 A, 5% 8/15/33	825,000	956,154
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (a)	4,415,000	4,878,571
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/23	435,000	461,617
5% 8/1/45	3,550,000	4,220,429
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 4% 2/15/23	1,075,000	1,101,511
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.) Series 2016, 5% 12/1/22	715,000	740,808
(Kenyon College 2020 Proj.) Series 2020:
4% 7/1/40	730,000	822,113
5% 7/1/35	2,625,000	3,212,366
5% 7/1/42	4,525,000	5,479,272
(Kenyon College, Oh. Proj.) Series 2017, 5% 7/1/42	1,700,000	1,966,456
Ohio Hosp. Rev. Series 2020 A, 4% 1/15/50	285,000	313,814
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	105,000	113,650
Ohio Major New State Infrastructure Rev. Series 2021 1A:
5% 12/15/31	1,400,000	1,812,175
5% 12/15/32	1,735,000	2,290,752
Ohio Spl. Oblig. Series 2020 A:
5% 2/1/23	1,365,000	1,423,705
5% 2/1/24	3,580,000	3,863,334
5% 2/1/26	1,145,000	1,310,152
Ohio Tpk. Commission Tpk. Rev. Series A, 5% 2/15/51	9,280,000	11,404,489
Ross County Hosp. Facilities Rev. (Adena Health Sys. Obligated Group Proj.) Series 2019:
5% 12/1/22	360,000	372,657
5% 12/1/23	500,000	533,585
5% 12/1/24	525,000	576,735
5% 12/1/25	460,000	518,438
5% 12/1/26	600,000	692,318
Scioto County Hosp. Facilities Rev.:
Series 2016:
5% 2/15/26	1,940,000	2,211,502
5% 2/15/27	1,615,000	1,835,573
Series 2019, 5% 2/15/29	745,000	843,598
Univ. of Akron Gen. Receipts Series 2019 A, 5% 1/1/26	1,800,000	2,044,622
Univ. of Cincinnati Gen. Receipts Series 2016 C, 5% 6/1/41	5,000,000	5,735,051

TOTAL OHIO		80,607,184

Oklahoma - 0.1%
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B, 5% 8/15/23	750,000	792,179
Oklahoma Dev. Fin. Auth. Rev. (Oklahoma City Univ. Proj.) Series 2019:
4% 8/1/22	475,000	482,244
5% 8/1/26	360,000	403,019
5% 8/1/44	660,000	747,091

TOTAL OKLAHOMA		2,424,533

Oregon - 0.8%
Medford Hosp. Facilities Auth. Rev. (Asante Projs.) Series 2020 A:
5% 8/15/36	1,300,000	1,592,908
5% 8/15/38	3,700,000	4,522,938
Oregon Bus. Dev. Commission Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 232, 2.4%, tender 8/14/23 (a)	1,695,000	1,729,204
Oregon State Hsg. & Cmnty. Svcs. Dept. Series 2019 A, 4% 7/1/50	9,625,000	10,304,369

TOTAL OREGON		18,149,419

Pennsylvania - 5.4%
Allegheny County Arpt. Auth. Rev. Series 2021 B, 5% 1/1/51	8,040,000	9,641,850
Allegheny County Indl. Dev. Auth. Rev. Series 2021:
3.5% 12/1/31	545,000	503,702
4% 12/1/41	995,000	892,675
4.25% 12/1/50	1,110,000	983,527
Bucks County Indl. Dev. Auth. Hosp. Rev. Series 2021:
5% 7/1/36	605,000	732,821
5% 7/1/38	1,210,000	1,461,672
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.) Series 2016 A, 5% 11/15/46	4,000,000	4,470,237
Commonwealth Fing. Auth. Rev.:
Series 2019 B, 5% 6/1/26	680,000	783,984
Series 2020 A:
5% 6/1/29	1,750,000	2,141,958
5% 6/1/32	3,000,000	3,745,531
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A, 5% 6/1/34	1,140,000	1,305,012
Delaware County Auth. Rev.:
(Cabrini College) Series 2017, 5% 7/1/47	1,755,000	1,857,535
Series 2017, 5% 7/1/30	1,435,000	1,548,104
Doylestown Hosp. Auth. Hosp. Rev. Series 2019, 5% 7/1/49	1,020,000	1,155,672
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A:
5% 7/1/22	1,500,000	1,528,376
5% 7/1/23	900,000	953,158
5% 7/1/24	1,700,000	1,855,092
5% 7/1/26	1,900,000	2,191,886
5% 7/1/27	2,000,000	2,358,784
5% 7/1/28	2,080,000	2,505,522
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	505,000	507,971
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2016 A, 5% 10/1/40	2,685,000	2,986,318
Series 2019:
4% 9/1/36	750,000	836,933
4% 9/1/37	750,000	836,012
4% 9/1/38	1,700,000	1,891,742
4% 9/1/39	1,100,000	1,222,450
4% 9/1/44	250,000	275,565
5% 9/1/22	600,000	615,588
5% 9/1/23	500,000	531,980
5% 9/1/24	675,000	740,422
Series 2020:
5% 4/1/22	325,000	327,235
5% 4/1/23	360,000	375,846
5% 4/1/24	365,000	390,577
5% 4/1/25	280,000	307,424
5% 4/1/26	330,000	370,490
5% 4/1/27	630,000	722,279
Montgomery County Indl. Dev. Auth. Series 2015 A, 5.25% 1/15/36	1,060,000	1,181,117
Pennsylvania Econ. Dev. Fing. Auth. Series 2020 A:
5% 4/15/24	550,000	595,012
5% 4/15/25	750,000	835,638
5% 4/15/26	2,500,000	2,859,168
Pennsylvania Higher Edl. Facilities Auth. Rev.:
Series 2012:
5% 5/1/31 (Pre-Refunded to 11/1/22 @ 100)	1,035,000	1,068,952
5% 11/1/42	1,370,000	1,399,504
Series 2016, 5% 5/1/34	1,600,000	1,808,866
Series 2018 A, 5% 2/15/48	940,000	1,104,289
Pennsylvania Hsg. Fin. Agcy. Series 2021 137, 3% 10/1/51	3,300,000	3,474,834
Pennsylvania State Univ. Series 2020 A, 4% 9/1/50	1,480,000	1,666,262
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2016, 5% 6/1/36	2,000,000	2,268,816
Series 2021 A:
4% 12/1/43	3,000,000	3,347,696
4% 12/1/46	5,000,000	5,541,165
4% 12/1/50	1,000,000	1,116,890
Philadelphia Auth. for Indl. Dev.:
Series 2015 1, 5% 4/1/33	530,000	586,915
Series 2017, 5% 11/1/47	1,040,000	1,162,445
Philadelphia Gen. Oblig.:
Series 2019 A, 5% 8/1/26	1,165,000	1,349,663
Series 2019 B:
5% 2/1/34	2,250,000	2,762,124
5% 2/1/35	2,750,000	3,362,234
5% 2/1/36	2,415,000	2,942,648
Philadelphia School District:
Series 2018 A, 5% 9/1/26	1,400,000	1,605,979
Series 2019 A:
4% 9/1/35	1,250,000	1,417,639
5% 9/1/23	660,000	701,245
5% 9/1/26	2,000,000	2,318,209
5% 9/1/30	1,335,000	1,642,455
5% 9/1/32	1,000,000	1,225,892
5% 9/1/34	620,000	760,917
5% 9/1/44	1,450,000	1,750,015
Series 2019 B:
5% 9/1/25	1,360,000	1,531,223
5% 9/1/26	1,105,000	1,267,576
Philadelphia Wtr. & Wastewtr. Rev. Series 2018 A, 5% 10/1/22	1,000,000	1,029,843
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series 2019 A, 5% 9/1/44 (Assured Guaranty Muni. Corp. Insured)	450,000	545,219
Southcentral Pennsylvania Gen. Auth. Rev. Series 2019 A:
4% 6/1/44	235,000	262,812
4% 6/1/49	555,000	614,891
5% 6/1/44	405,000	486,841
5% 6/1/49	645,000	770,666
State Pub. School Bldg. Auth. Lease Rev. (The School District of Philadelphia Proj.) Series 2016 A, 5% 6/1/32 (Assured Guaranty Muni. Corp. Insured)	885,000	1,029,825
Union County Hosp. Auth. Rev. Series 2018 B, 5% 8/1/48	1,430,000	1,616,582

TOTAL PENNSYLVANIA		116,567,997

Pennsylvania, New Jersey - 0.1%
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Series 2018 B, 5% 1/1/24	2,250,000	2,419,639
Rhode Island - 0.0%
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	225,000	240,188
South Carolina - 1.2%
Charleston County Arpt. District Series 2019, 5% 7/1/48	1,875,000	2,242,283
Greenville Hosp. Sys. Facilities Rev. Series 2012, 5% 5/1/23	1,400,000	1,414,097
Patriots Energy Group Fing. Agcy. Bonds Series 2018 A, 4%, tender 2/1/24 (a)	540,000	568,409
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	320,000	346,625
South Carolina Jobs-Econ. Dev. Auth. Series 2019 C, 5% 7/1/33	1,305,000	1,573,089
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. Series 2022 A, 4% 4/1/52	3,100,000	3,502,779
South Carolina Pub. Svc. Auth. Rev.:
Series 2013 B, 5% 12/1/38	2,300,000	2,523,493
Series 2014 C:
5% 12/1/26	100,000	110,452
5% 12/1/39	1,000,000	1,136,412
5% 12/1/46	4,675,000	5,302,967
Series 2016 A, 5% 12/1/33	220,000	252,797
Series A, 5% 12/1/23	790,000	847,242
Series B, 5% 12/1/24	2,520,000	2,786,103
Spartanburg County Reg'l. Health Series 2017 A, 5% 4/15/48	2,470,000	2,886,112

TOTAL SOUTH CAROLINA		25,492,860

South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev. Bonds Series 2019 A, 5%, tender 7/1/24 (a)	1,595,000	1,721,651
Tennessee - 2.0%
Chattanooga Health Ed. & Hsg. Facility Board Rev.:
Series 2019 A1, 5% 8/1/25	615,000	692,890
Series 2019 A2, 5% 8/1/44	2,250,000	2,645,840
Jackson Hosp. Rev. Series 2018 A:
5% 4/1/27	600,000	703,642
5% 4/1/27 (Escrowed to Maturity)	30,000	35,198
5% 4/1/28	400,000	478,857
5% 4/1/28 (Escrowed to Maturity)	20,000	23,982
5% 4/1/41	475,000	559,635
5% 4/1/41 (Pre-Refunded to 10/1/28 @ 100)	25,000	30,281
Nashville and Davidson County Metropolitan Govt. Gen. Oblig. Series 2021 C:
5% 1/1/27	11,000,000	12,904,195
5% 1/1/30	12,750,000	15,860,510
Nashville and Davidson County Metropolitan Govt. Health & Edl. Facilities Board Rev. (Lipscomb Univ. Proj.) Series 2019 A:
4% 10/1/49	410,000	432,228
5.25% 10/1/58	1,225,000	1,405,084
Tennergy Corp. Gas Rev. Bonds Series 2019 A, 5%, tender 10/1/24 (a)	2,025,000	2,218,608
Tennessee Energy Acquisition Corp. Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	100,000	103,065
Tennessee Hsg. Dev. Agcy. Residential:
Series 2021 1, 3% 7/1/51	3,010,000	3,159,842
Series 2021 3A, 3% 1/1/52	980,000	1,033,481

TOTAL TENNESSEE		42,287,338

Texas - 6.7%
Austin Wtr. & Wastewtr. Sys. Rev. Series 2016, 5% 11/15/33	2,000,000	2,325,340
Central Reg'l. Mobility Auth.:
Series 2018, 5% 1/1/25	1,000,000	1,103,215
Series 2020 B:
4% 1/1/34	280,000	316,701
4% 1/1/35	225,000	253,934
4% 1/1/36	245,000	276,245
4% 1/1/37	350,000	393,361
4% 1/1/38	465,000	521,686
4% 1/1/39	600,000	672,218
4% 1/1/40	230,000	257,275
5% 1/1/27	200,000	232,038
5% 1/1/28	230,000	272,068
5% 1/1/29	850,000	1,021,626
5% 1/1/30	400,000	489,292
5% 1/1/31	200,000	244,314
5% 1/1/32	200,000	243,354
5% 1/1/33	300,000	364,319
Series 2021 B:
5% 1/1/30	1,000,000	1,223,229
5% 1/1/32	1,275,000	1,576,249
5% 1/1/39	1,300,000	1,585,412
5% 1/1/46	3,500,000	4,198,683
Series 2021 C, 5% 1/1/27	3,765,000	4,244,577
Collin County Series 2019, 5% 2/15/26	2,315,000	2,655,661
Cypress-Fairbanks Independent School District Bonds Series 2014 B1, 1.25%, tender 8/15/22 (a)	890,000	893,403
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2020 B:
4% 11/1/34	1,410,000	1,632,157
4% 11/1/35	1,255,000	1,451,049
Series 2021 B, 5% 11/1/43	2,640,000	3,217,378
Dallas Independent School District:
Series 2014 A, 5% 8/15/26	1,315,000	1,443,244
Series 2019:
5% 2/15/23	1,000,000	1,044,096
5% 2/15/24	700,000	755,063
5% 2/15/25	1,000,000	1,112,704
Dallas Wtrwks. & Swr. Sys. Rev. Series 2017, 5% 10/1/46	500,000	585,242
Denton County Gen. Oblig. Series 2020:
4% 5/15/26	2,510,000	2,796,174
4% 5/15/27	1,935,000	2,195,546
Denton Independent School District Bonds Series 2014 B, 2%, tender 8/1/24 (a)	670,000	684,882
Fort Worth Gen. Oblig. Series 2016:
5% 3/1/25	1,000,000	1,114,512
5% 3/1/27	1,000,000	1,146,880
Gregg County Health Facilities Dev. Series 2012 C, 5% 7/1/42 (Pre-Refunded to 7/1/22 @ 100)	800,000	814,796
Harris County Toll Road Rev. Series 2018 A, 5% 8/15/43	500,000	595,631
Houston Arpt. Sys. Rev. Series 2018 D, 5% 7/1/39	2,175,000	2,576,290
Houston Convention and Entertainment Facilities Dept. Hotel Occupancy Tax and Spl. Rev. Series 2019, 5% 9/1/33	765,000	910,770
Houston Gen. Oblig. Series 2017 A, 5% 3/1/31	1,250,000	1,454,466
Houston Util. Sys. Rev.:
Series 2017 B, 5% 11/15/35	1,000,000	1,188,965
Series 2020 C, 5% 11/15/28	2,400,000	2,927,644
Series 2021 A:
5% 11/15/26	380,000	445,464
5% 11/15/28	1,580,000	1,933,060
Irving Hosp. Auth. Hosp. Rev. Series 2017 A, 5% 10/15/35	410,000	460,782
Lower Colorado River Auth. Rev. (LCRA Transmission Svcs. Corp. Proj.):
Series 2018:
5% 5/15/43	1,500,000	1,767,728
5% 5/15/48	1,700,000	1,989,994
Series 2020, 5% 5/15/28	2,250,000	2,689,879
Midlothian Independent School District Bonds Series 2013 C, 2%, tender 8/1/24 (a)	565,000	574,465
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/28	1,550,000	1,753,050
North East Texas Independent School District Bonds Series 2019, 2.2%, tender 8/1/24 (a)	345,000	352,983
North Texas Tollway Auth. Rev.:
Series 2016 A, 5% 1/1/30	750,000	847,949
Series 2017 A, 5% 1/1/39	4,000,000	4,762,999
Series 2018:
4% 1/1/38	1,835,000	2,051,123
5% 1/1/35	500,000	591,557
Series 2019 A:
5% 1/1/23	2,000,000	2,078,321
5% 1/1/24	2,100,000	2,257,498
5% 1/1/38	5,000,000	6,040,862
Series 2019 B, 5% 1/1/25	645,000	715,485
Series 2021 B, 4% 1/1/33	2,000,000	2,331,996
Pasadena Independent School District Bonds Series 2015 B, 1.5%, tender 8/15/24 (a)	2,325,000	2,341,175
Plano Independent School District Series 2016 A, 5% 2/15/23	1,000,000	1,044,629
San Antonio Elec. & Gas Sys. Rev. Bonds:
Series 2018, 2.75%, tender 12/1/22 (a)	1,400,000	1,422,023
Series 2020, 1.75%, tender 12/1/25 (a)	10,750,000	10,946,605
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A, 5% 8/15/43 (Pre-Refunded to 8/15/23 @ 100)	2,285,000	2,428,778
Series 2020, 5% 12/1/24	550,000	609,215
Tarrant County Cultural Ed. Facilities Fin. Corp. Retirement Facility Rev. (Buckner Retirement Svcs., Inc.) Series 2016 B, 5% 11/15/40	950,000	1,067,928
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A, 5% 2/15/47	8,000,000	9,062,441
Series 2018 A, 5% 7/1/22	800,000	814,897
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	720,108	747,030
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev. Series 2019 A, 4% 3/1/50	815,000	884,290
Texas Private Activity Bond Surface Trans. Corp. (LBJ Infrastructure Group LLC I-635 Managed Lanes Proj.) Series 2020 A:
4% 6/30/36	825,000	928,193
4% 6/30/38	2,100,000	2,352,814
4% 12/31/39	1,750,000	1,956,216
Texas Pub. Fin. Auth. Lease Rev. Series 2019, 5% 2/1/25	1,150,000	1,279,229
Texas State Univ. Sys. Fing. Rev. Series 2019 A:
5% 3/15/24	1,435,000	1,554,352
5% 3/15/25	1,500,000	1,675,645
5% 3/15/26	1,855,000	2,131,343
Texas Trans. Commission Series 2019 A, 0% 8/1/41	1,500,000	677,955
Texas Trans. Commission Hwy. Impt. Gen. Oblig. Bonds Series 2014 B, 0.65%, tender 4/1/26 (a)	8,800,000	8,461,318
Texas Wtr. Dev. Board Rev.:
Series 2017 A, 5% 4/15/23	1,000,000	1,051,488
Series 2018 A, 5% 10/15/43	1,000,000	1,189,118
Series 2018 B, 5% 4/15/49	1,000,000	1,195,160

TOTAL TEXAS		144,478,726

Utah - 1.0%
Salt Lake City Arpt. Rev.:
Series 2017 B, 5% 7/1/47	4,000,000	4,669,700
Series 2018 B, 5% 7/1/48	1,000,000	1,174,610
Series 2021 B:
5% 7/1/46	2,465,000	3,002,390
5% 7/1/51	9,920,000	11,994,880
Utah Gen. Oblig. Series 2020, 5% 7/1/26	1,000,000	1,161,541

TOTAL UTAH		22,003,121

Vermont - 0.1%
Vermont Hsg. Fin. Agcy.:
Series 2021 B, 3% 11/1/51	1,100,000	1,158,239
Series A, 3.75% 11/1/50	1,700,000	1,816,230

TOTAL VERMONT		2,974,469

Virginia - 0.9%
Norfolk Series 2019, 5% 8/1/27	2,150,000	2,564,168
Roanoke Econ. Dev. Auth. Edl. Facilities Series 2018 A, 5% 9/1/27	500,000	578,536
Salem Econ. Dev. Auth. Series 2020:
4% 4/1/38	280,000	308,969
4% 4/1/39	250,000	275,283
4% 4/1/40	280,000	307,817
4% 4/1/45	750,000	816,580
5% 4/1/22	225,000	226,548
5% 4/1/24	300,000	321,354
5% 4/1/26	350,000	393,392
5% 4/1/27	350,000	401,822
5% 4/1/28	440,000	514,360
5% 4/1/29	575,000	683,189
5% 4/1/49	1,000,000	1,170,163
Virginia Gen. Oblig. Series 2018 A, 5% 6/1/27	1,975,000	2,346,101
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Series 2021 A1, 5% 8/1/27	7,460,000	8,892,706
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.9%, tender 6/1/23 (a)	300,000	304,064

TOTAL VIRGINIA		20,105,052

Washington - 2.8%
King County Hsg. Auth. Rev.:
Series 2019, 3% 11/1/22	1,140,000	1,159,393
Series 2021, 4% 12/1/29	720,000	825,157
Port of Seattle Rev. Series 2015 B, 5% 3/1/25	250,000	274,298
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2017, 5% 12/1/38	1,175,000	1,300,544
Univ. of Washington Univ. Revs. Series 2020 A, 5% 4/1/50	3,250,000	3,965,828
Washington Gen. Oblig.:
Series 2015 C, 5% 2/1/24	1,250,000	1,348,671
Series 2016 C, 5% 2/1/39	2,560,000	2,893,988
Series 2017 D, 5% 2/1/35	500,000	580,716
Series 2018 C, 5% 2/1/41	1,000,000	1,181,241
Series 2021 A, 5% 8/1/43	900,000	1,109,469
Series 2021 C, 5% 2/1/44	13,040,000	16,185,993
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/31	45,000	53,311
5% 7/1/42	560,000	656,453
(Providence Health Systems Proj.) Series 2012 A, 5% 10/1/24	200,000	205,914
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/25	245,000	272,283
5% 8/15/26	225,000	255,930
Series 2015, 5% 1/1/25	1,000,000	1,104,122
Series 2017 A, 4% 7/1/42	5,780,000	6,402,545
Series 2017:
4% 8/15/42	7,000,000	7,492,443
5% 8/15/36	500,000	571,679
Series 2020:
5% 9/1/38	2,000,000	2,455,722
5% 9/1/45	2,250,000	2,738,797
5% 9/1/50	2,500,000	3,026,051
Washington Higher Ed. Facilities Auth. Rev. (Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/25	430,000	480,967
5% 10/1/26	2,010,000	2,295,690
5% 10/1/34	1,510,000	1,706,180

TOTAL WASHINGTON		60,543,385

Wisconsin - 1.6%
Pub. Fin. Auth. Edl. Facilities Series 2018 A:
5.25% 10/1/43	530,000	593,466
5.25% 10/1/48	530,000	590,693
Pub. Fin. Auth. Hosp. Rev. Series 2019 A, 5% 10/1/44	1,445,000	1,706,522
Roseman Univ. of Health:
Series 2020, 5% 4/1/50 (b)	395,000	443,298
Series 2021 A, 4.5% 6/1/56 (b)	5,725,000	5,529,433
Series 2021 B, 6.5% 6/1/56 (b)	1,700,000	1,672,025
Wisconsin Gen. Oblig.:
Series 2014 4, 5% 5/1/25	1,240,000	1,371,752
Series 2021 A:
5% 5/1/33	510,000	614,940
5% 5/1/36	5,685,000	6,845,440
Wisconsin Health & Edl. Facilities:
Series 2018, 5% 4/1/34	2,000,000	2,413,902
Series 2019 A:
2.25% 11/1/26	325,000	326,120
5% 11/1/25	240,000	260,609
5% 11/1/29	170,000	189,925
5% 12/1/30	300,000	368,876
5% 12/1/31	300,000	367,880
5% 12/1/32	350,000	428,861
5% 12/1/33	350,000	428,687
5% 12/1/34	350,000	428,102
5% 12/1/35	450,000	549,881
5% 7/1/44	500,000	565,126
5% 11/1/46	1,445,000	1,571,068
5% 7/1/49	2,000,000	2,251,469
Series 2019 B, 5% 7/1/38	355,000	403,335
Series 2019 B1, 2.825% 11/1/28	365,000	364,998
Series 2019 B2, 2.55% 11/1/27	235,000	235,690
Series 2019:
5% 10/1/24	270,000	295,658
5% 10/1/26	550,000	634,566
Wisconsin Hsg. & Econ. Dev. Auth.:
Series 2021 A, 3% 3/1/52	925,000	970,196
Series 2021 C, 3% 9/1/52	1,280,000	1,349,416
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds Series 2021 C:
0.61%, tender 5/1/24 (a)	230,000	226,611
0.81%, tender 5/1/25 (a)	765,000	748,348
Wisconsin St Gen. Fund Annual Appropriation Series 2019 A, 5% 5/1/29	500,000	590,529

TOTAL WISCONSIN		35,337,422

Wyoming - 0.1%
Wyoming Cmnty. Dev. Auth. Hsg. Rev. Series 2019 3, 3.75% 12/1/49	2,885,000	3,023,657
TOTAL MUNICIPAL BONDS
(Cost $2,027,787,474)		2,046,420,205
	Shares	Value

Money Market Funds - 6.1%
Fidelity Tax-Free Cash Central Fund 0.08% (d)(e)
(Cost $132,218,137)	132,181,806	132,221,448
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $2,160,005,611)		2,178,641,653
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(13,125,295)
NET ASSETS - 100%		$2,165,516,358

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,992,123 or 0.7% of net assets.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Tax-Free Cash Central Fund.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Tax-Free Cash Central Fund 0.08%	$128,530,960	$440,590,994	$436,904,000	$66,273	$148	$3,346	$132,221,448	13.6%
Total	$128,530,960	$440,590,994	$436,904,000	$66,273	$148	$3,346	$132,221,448

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$2,046,420,205	$--	$2,046,420,205	$--
Money Market Funds	132,221,448	132,221,448	--	--
Total Investments in Securities:	$2,178,641,653	$132,221,448	$2,046,420,205	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	25.7%
Transportation	17.6%
Health Care	14.9%
Education	11.2%
Special Tax	7.4%
Others* (Individually Less Than 5%)	23.2%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,027,787,474)	$2,046,420,205
Fidelity Central Funds (cost $132,218,137)	132,221,448
Total Investment in Securities (cost $2,160,005,611)		$2,178,641,653
Cash		224,375
Receivable for investments sold		831
Receivable for fund shares sold		147,716,666
Interest receivable		18,911,869
Distributions receivable from Fidelity Central Funds		3,480
Prepaid expenses		1,702
Receivable from investment adviser for expense reductions		173,885
Other receivables		155
Total assets		2,345,674,616
Liabilities
Payable for investments purchased on a delayed delivery basis	$38,954,412
Payable for fund shares redeemed	137,316,722
Distributions payable	3,192,644
Accrued management fee	612,634
Other payables and accrued expenses	81,846
Total liabilities		180,158,258
Net Assets		$2,165,516,358
Net Assets consist of:
Paid in capital		$2,147,044,208
Total accumulated earnings (loss)		18,472,150
Net Assets		$2,165,516,358
Net Asset Value, offering price and redemption price per share ($2,165,516,358 ÷ 204,129,535 shares)		$10.61

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2022
Investment Income
Interest		$41,301,144
Income from Fidelity Central Funds		63,753
Total income		41,364,897
Expenses
Management fee	$7,082,110
Custodian fees and expenses	19,652
Independent trustees' fees and expenses	5,958
Registration fees	142,428
Audit	61,602
Legal	3,274
Miscellaneous	8,280
Total expenses before reductions	7,323,304
Expense reductions	(2,237,960)
Total expenses after reductions		5,085,344
Net investment income (loss)		36,279,553
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,257,366
Fidelity Central Funds	148
Capital gain distributions from Fidelity Central Funds	2,520
Total net realized gain (loss)		1,260,034
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(71,423,893)
Fidelity Central Funds	3,346
Total change in net unrealized appreciation (depreciation)		(71,420,547)
Net gain (loss)		(70,160,513)
Net increase (decrease) in net assets resulting from operations		$(33,880,960)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2022	Year ended January 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$36,279,553	$32,502,806
Net realized gain (loss)	1,260,034	(1,228,392)
Change in net unrealized appreciation (depreciation)	(71,420,547)	20,868,388
Net increase (decrease) in net assets resulting from operations	(33,880,960)	52,142,802
Distributions to shareholders	(36,466,591)	(33,083,617)
Share transactions
Proceeds from sales of shares	2,075,633,983	1,110,999,262
Reinvestment of distributions	1,779,197	223
Cost of shares redeemed	(1,639,170,620)	(935,959,504)
Net increase (decrease) in net assets resulting from share transactions	438,242,560	175,039,981
Total increase (decrease) in net assets	367,895,009	194,099,166
Net Assets
Beginning of period	1,797,621,349	1,603,522,183
End of period	$2,165,516,358	$1,797,621,349
Other Information
Shares
Sold	190,831,072	105,747,535
Issued in reinvestment of distributions	163,167	21
Redeemed	(150,683,639)	(89,175,378)
Net increase (decrease)	40,310,600	16,572,178

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Tax-Free Bond Fund

Years ended January 31,	2022	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.97	$10.89	$10.19	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.194	.215	.241	.081
Net realized and unrealized gain (loss)	(.359)	.085	.735	.176
Total from investment operations	(.165)	.300	.976	.257
Distributions from net investment income	(.194)	(.216)	(.248)	(.067)
Distributions from net realized gain	(.001)	(.004)	(.028)	–
Total distributions	(.195)	(.220)	(.276)	(.067)
Net asset value, end of period	$10.61	$10.97	$10.89	$10.19
Total ReturnD,E	(1.53)%	2.83%	9.68%	2.58%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	.36%	.36%	.43%	.60%H,I
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%H
Expenses net of all reductions	.25%	.25%	.25%	.25%H
Net investment income (loss)	1.78%	2.02%	2.28%	2.38%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,165,516	$1,797,621	$1,603,522	$489,517
Portfolio turnover rateJ	6%	32%	12%	2%K

 A For the period October 2, 2018 (commencement of operations) through January 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Audit fees are not annualized.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2022

1. Organization.

Fidelity SAI Tax-Free Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$44,862,061
Gross unrealized depreciation	(26,200,873)
Net unrealized appreciation (depreciation)	$18,661,188
Tax Cost	$2,159,980,465

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$18,661,188

The Fund intends to elect to defer to its next fiscal year $137,384 of capital losses recognized during the period November 1, 2021 to January 31, 2022.

The tax character of distributions paid was as follows:

	January 31, 2022	January 31, 2021
Tax-exempt Income	$36,271,346	$32,501,151
Ordinary Income	–	582,466
Long-term Capital Gains	195,245	–
Total	$36,466,591	$ 33,083,617

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Tax-Free Bond Fund	590,303,872	123,669,304

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Tax-Free Bond Fund	$3,393

7. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .25% of average net assets. This reimbursement will remain in place through May 31, 2023. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $2,211,328.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $825.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $25,807.

8. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Tax-Free Bond Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity SAI Tax-Free Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from October 2, 2018 (commencement of operations) through January 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from October 2, 2018 (commencement of operations) through January 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 16, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel of Trustee, each of the Trustees oversees 286 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as a member of the Board of McKesson Corporation (healthcare service, 2002-2021). In addition, Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2021 to January 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2021	Ending Account Value January 31, 2022	Expenses Paid During Period-B August 1, 2021 to January 31, 2022
Fidelity SAI Tax-Free Bond Fund	.25%
Actual		$1,000.00	$967.10	$1.24
Hypothetical-C		$1,000.00	$1,023.95	$1.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2022, $174,546, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2022, 100% of the fund's income dividends was free from federal income tax, and 0.00% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Tax-Free Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2020.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total expense ratio ranked below the similar sales load structure group competitive median for 2020 and below the ASPG competitive median for 2020.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.25% through May 31, 2022.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

STF-ANN-0422
1.9887620.103

Item 2.

Code of Ethics

As of the end of the period, January  31, 2022, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity SAI Tax-Free Bond Fund, Fidelity Series Large Cap Value Index Fund, and Fidelity Tax-Free Bond Fund (the “Funds”):

Services Billed by Deloitte Entities

January 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Tax-Free Bond Fund	$48,400	$-	$7,500	$1,100
Fidelity Series Large Cap Value Index Fund	$44,100	$-	$9,300	$1,000
Fidelity Tax-Free Bond Fund	$49,800	$-	$7,200	$1,100

January 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Tax-Free Bond Fund	$47,200	$-	$7,300	$1,200
Fidelity Series Large Cap Value Index Fund	$43,000	$-	$9,000	$1,100
Fidelity Tax-Free Bond Fund	$48,600	$-	$7,000	$1,200

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	January 31, 2022A	January 31, 2021A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	January 31, 2022A	January 31, 2021A
Deloitte Entities	$548,800	$528,400

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	March 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	March 24, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	March 24, 2022